The equity markets, which were relatively flat in the first quarter, were followed by a more volatile second quarter. Negative investor sentiment led to the liquidation of long-term financial assets and a decline in common stock valuations. Nevertheless, while the economic recovery has slowed somewhat, we believe the underlying fundamentals such as low interest rates, improved corporate earnings and low inflation will translate into a more stable and even rising stock market in the months ahead. Continued low interest rates will remain an important key to the economic recovery, offsetting the negative wealth effect of the recent stock market decline.

Although consumer confidence fell following a relentless stream of corporate accounting scandals, this was offset by improvement in employment, strong growth in real personal income and the continued strength in the housing market, which benefited from seven-year low mortgage rates. In addition, home price appreciation has resulted in a refinancing boom helping to support consumer spending and confidence going forward.

The current crisis in corporate credibility should result in improved corporate governance, higher quality earnings and renewed confidence in the US economy. With a pick up in economic growth and rising corporate profitability, common stock valuations are at the most attractive levels in a decade.

The recent investment environment makes it all the more critical to maintain our investment discipline. Be assured that the Transamerica Premier Funds remain committed to seeking out companies with excellent management, strong internal controls and ethical and high-integrity business practices. We continue to focus on the long-term economic prospects of the businesses we own and maintain our discipline of buying companies based on their ability to produce cash flow and increase shareholder value. Portfolios built with solid companies will continue to have the most potential for rewarding long-term diversified investors.

Thank you for your continued interest in the Transamerica Premier Funds.

Sincerely,

Gary U. Rollé
President

page	1	TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT

Summary
Despite extreme volatility in the financial markets, the economy remains in a solid recovery with second half 2002 GDP expected to grow at a 2.5% to 3.5% annualized rate. During the second quarter, the economy continued to expand at an estimated 2.0% to 3.0% annualized growth rate, which is substantially slower than the unsustainable 6.1% annualized growth rate of the first quarter. Consumer spending, while still positive, slowed slightly, and business spending remained weak.

The sustainability of this recovery remains dependent upon the consumer, whose spending accounts for approximately two-thirds of GDP. Consumer spending is strongly correlated with employment and income levels. Strong home prices should help offset the negative impact the financial markets have had upon consumer confidence. The Federal Reserve will not raise rates until the end of the year, when the labor markets have demonstrated evidence of a sustainable recovery. Low interest rates will remain an important key to the economic recovery.

Consumer Spending
Consumer spending slowed during the second quarter, as the positive impact of tax rebates and lower oil prices on prior quarters abated, and employment growth remained sluggish. Tax rebates, which helped boost consumer spending during the key months of February, March, April, and May are no longer having an additive impact on discretionary spending. Consumer confidence fell slightly from the September 11th rebound, due to continued terrorism fears and a relentless string of accounting scandals, both of which had a negative impact on the stock market.

Offsetting this was continued strength in the housing markets, which benefited from seven-year lows on mortgage rates. The weakness in the stock market prompted a shift into “hard” assets, with new home sales hitting a record high in May, and existing home sales hitting the fourth highest levels on record. Strong home sales will remain a significant source of strength for the economy, as home purchases typically spur many follow-on purchases in furnishings and other related goods and services. Home price appreciation has also helped offset the negative wealth effect of a weak stock market, helping to support consumer confidence. Low mortgage rates are contributing to a refinancing boom, which has increased the consumer’s discretionary income.

Continued spending by the consumer is a function of employment and its consequent income growth. Although the labor markets continued to stabilize over the second quarter, job growth remained sluggish, with net payroll growth over the second quarter totaling only 39,000 jobs. Forward-looking indicators support a more optimistic outlook, with the average number of hours worked in the private sector increasing during the quarter and temporary agencies reporting increased demand for workers. This is typical in a recovery, as employers wait for confirmation of a recovery before committing to the hiring of permanent workers. We believe the unemployment rate will drop to 5.7% by year end.

Capital Spending
Capital spending stabilized during the second quarter, but remained anemic relative to the spending experienced in prior years. The private sector remained burdened with excess productive capacity in key industries such as telecommunications, auto manufacturing, paper and forest products, and retail. Although capacity utilization has improved to 76.1% from the lows of 2001’s fourth quarter, it remains well below the 10-year average of over 81%. Until capacity utilization and corporate profitability have substantially improved, chief executives of major corporations have little incentive to increase capital spending.

Inventory rebuilding is expected to remain a key contributor to economic recovery, offsetting the negative impact of anemic capital spending. Inventory levels declined over the second quarter, with the inventory-to-sales ratio falling to 1.32 in May, tying the all-time lows set in January 2000. Producers, anticipating a slowdown, have been reluctant to build up inventories in the face of demand, preferring to draw down existing inventories. This represents a yet to be fully tapped source of growth for the economy, since these inventories must be rebuilt as demand grows, supporting job creation and capacity utilization. Economic indicators suggest that the manufacturing sector is rebounding, supporting the expectation that inventory rebuilding will help support economic growth.

Government spending will remain constrained by the swing into a budget deficit, most recently estimated to exceed $165 billion for 2002. Tax receipts have declined by almost 10%, due to lower personal and corporate taxes. Personal taxes are lower due to lower levels of employment, slower gains in wages, and a decline in expected earnings. Finally, lower stock prices have resulted in a decline in capital gains tax revenues. Corporate tax payments are lower due not only to corporate earnings being well off of their peaks, but because of the business tax breaks enacted last March.

TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT	page	2

International
The global economy remains on track for a modest recovery. The major economies around the world did not experience the capital spending and stock market boom experienced by the US economy, consequently they are not experiencing the same capital spending and stock market bust.

The European economies are generally growing, albeit at a sluggish rate. However, low interest rates should continue to support growth, and the recent strength of the euro will likely dampen inflation and restrain exports, relieving the European Central Bank of the need to raise rates.

Asian economies are generally stable, with China remaining the growth powerhouse of the region. Long moribund Japan actually reported positive GDP growth for the first quarter of 2002, signaling that after a long recession a recovery may finally be at hand. Japanese industrial production has now been up for four consecutive months in a row, and recent indicators also suggest an improvement in Japanese business confidence.

The US dollar, after a long period of strength, weakened on concerns over financial market performance, US corporate credibility, the strength of the domestic economic recovery, and the expansion of our federal budget and trade deficits. During the second quarter, the dollar fell over 10% versus the Japanese yen and over 12% versus the euro.

A weaker dollar is not necessarily negative since it benefits our export sectors, which have long been hampered by a strong US dollar. US auto manufacturers and capital goods producers will have an easier time expanding their profit margins in a weaker dollar environment. Conversely, foreign made goods become less attractive to US consumers, with the longer-term impact being a lower trade deficit. Foreign producers, who have long benefited from a strong US dollar, will experience more pressure to boost their own productivity, which will help to keep inflation low.

Inflation
Inflation remains moderate, with core CPI running at an annualized rate of 2.5%. Excess global productive capacity should continue to limit pricing power, while excess capacity in the domestic labor markets will continue to limit wage gains. Because employers typically expand the workload for existing employees before hiring new employees, worker productivity should continue to rise, keeping labor costs per unit of output down. This continuing increase in productivity, which has also been fueled by the technological innovations of the past decade, has been the key to the US economy’s consistently low inflation rate.

Interest Rates
Until the labor markets show consistent evidence of having stabilized, the Federal Reserve is expected to remain on hold. With inflationary pressures muted, there is little downside to tightening later rather than sooner. Conversely, premature tightening could have the consequence of tipping the economy into recession and a deflationary spiral. As a result, the Federal Funds rate is expected to remain at 1.75%, a 40-year low, until the end of the year.

This should anchor shorter maturity Treasuries. Two-year Treasuries are expected to trade at yields of 2.50% to 3.00% and ten-year Treasuries are expected to yield between 4.50% to 5.00%. As the economy gains momentum towards the end of the year, Treasury yields may become vulnerable to rising inflation expectations.

Corporate bonds remain the most attractive asset class within the bond market, with credit risk premiums at historical highs, and credit quality expected to improve as the economy recovers. Declining credit risk premiums are expected to offset rising Treasury yields in a recovering economy, resulting in positive returns for corporate bonds.

Stock Market
Historically the stock market has exhibited positive returns during the early stages of a recovery. The negative performance experienced year-to-date during this recovery is atypical. During the second quarter, the S & P 500 and NASDAQ indices had negative returns of 13.4% and 20.6% respectively, and year-to-date negative returns of 13.2% and 24.8% respectively. During the early weeks of the third quarter, the S & P 500 and NASDAQ hit lows not experienced since 1997.

A continual stream of bad news on US corporate credibility has damaged confidence in the stock market, with the second quarter culminating in WorldCom's spectacular revelation of massive accounting statement fraud. The coming quarter is likely to remain volatile, as more companies are likely to be investigated by a politically motivated SEC. Since the financial markets have clearly demonstrated that access to capital will accrue only to those with “clean” accounting statements, corporations will have an incentive to improve corporate governance and accounting transparency. Longer term, this crisis in corporate credibility should result in higher quality earnings and renewed confidence in the US economy.

With stock market levels near five-year lows, interest rates expected to remain low, a recovering economy, and corporate profitability on the rise, valuations are at the most attractive levels in a decade. Although the stock market is expected to remain volatile over the third quarter, the long-term diversified investor will be rewarded for his investment in fundamentally sound companies and funds.

page	3	TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT

TRANSAMERICA PREMIER AGGRESSIVE GROWTH FUND
Portfolio Manager: Christopher J. Bonavico, Co-Manager: Daniel J. Prislin

Fund Performance
The Transamerica Premier Aggressive Growth Fund (Investor Class) underperformed during the six-month period ended June 30, 2002. The Fund’s six-month total was –23.84%, compared to a total return of –13.16% for the S&P 500 Index.

Portfolio Manager Comments
After beginning the year with optimism for an economic recovery, investors lost confidence, contributing to negative returns in the second quarter. In addition to investors shaken by several corporate accounting scandals, the market suffered as the pace of economic recovery slowed and the dollar declined in value versus other currencies, giving foreign investors pause. Investors clearly gravitated toward companies with solid financial footing, simple accounting methods, and lower valuations relative to current earnings and cash flows.

Against this backdrop, the Fund benefited from heavier weightings in transaction processing, asset managers, and healthcare. One standout performer was Allergan, a specialty pharmaceutical maker with strong franchises in eye-care therapies and the cosmetic treatment Botox. First Data, the largest processor of debit- and credit-card transactions and operator of Western Union, was also a strong performer. Weight Watchers was also a positive performer for the fund this period. Our below-the-index weightings in the banking and telecommunications sectors were a boon to performance as well.

Our largest areas of negative returns were media and cable television. Our investments in Liberty Media and Comcast declined significantly. Financial holdings such as Investment Technology Group, BARRA, and Northern Trust were negatively impacted by overall stock market performance. In the technology arena, QUALCOMM declined most, due to worries over the financial health of its customers, the wireless services companies. In these cases, we believe that we have identified high-quality businesses that will offer shareholders an attractive return on investment, and we have by and large maintained our positions.

On the other hand, we exited several holdings during the period to reduce exposure to more highly valued sectors. VeriSign was sold at a loss. A provider of network addresses, it continues to face a very challenging environment. Applied Materials (semiconductor tools), MBNA (credit card issuer), and Robert Half (personnel services) were all sold at gains to the fund.

Portfolio Asset Mix

Going Forward
At this juncture, we continue to believe that companies with high-returning business models, solid financial positions, and tested management teams will outperform strongly. We have focused our investments exclusively on companies with these characteristics. While weaker players likely will struggle through this economic environment, leaders will be able to invest in their businesses and thrive in the upturn. In particular, we see opportunities in consumer health, given the baby boomers desire for lifestyle enhancement.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
TRANSAMERICA PREMIER AGGRESSIVE GROWTH FUND WITH THE S&P 500 INDEX**

Total Returns As of June 30, 2002	Average Annual Total Return
	One Year	Three Years	Since Inception*

Investor Class	–32.28%	–14.74%	10.28%

Class A	–32.32%	–14.82%	10.17%

Class M	–32.54%	–15.05%	9.90%

S&P 500 Index	–17.99%	–9.18%	3.66%

Investor Class ($16,296 at 6/30/02)
Class A ($15,376 at 6/30/02)
----	Class M ($15,871 at 6/30/02)
----	S&P 500 Index ($11,969 at 6/30/02)

The Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”) consists of 500 widely held, publicly traded common stocks. The S&P 500 does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.

*	Investor Class — June 30, 1997. Class A and Class M — June 30, 1998; average annual returns are based on the July 1, 1997 commencement date for the Investor Class.

**	Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through June 30, 2002.

Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A and Class M prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.

This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT	page	4

TRANSAMERICA PREMIER AGGRESSIVE GROWTH FUND
Schedule of Investments — June 30, 2002 (Unaudited)

	Shares	Market Value

COMMON STOCKS — 100.0%
Banks — 3.2%
Northern Trust Corporation	55,000	$2,423,300

Biotechnology — 5.3%
Genentech, Inc.[a]	45,000	1,507,500
Techne Corporation[a]	90,000	2,539,800

		4,047,300

Chemicals — 1.9%
Symyx Technologies[a]	107,300	1,493,616

Commercial Services & Supplies — 17.1%
First Data Corporation	215,000	7,998,000
Paychex, Inc.	100,000	3,129,000
Weight Watchers International, Inc.[a]	45,000	1,954,800

		13,081,800

Communications Equipment — 3.6%
QUALCOMM, Inc.[a]	100,000	2,749,000

Diversified Financials — 14.6%
BARRA, Inc.[a]	90,000	3,346,200
Investment Technology Group, Inc.[a]	127,500	4,169,250
Legg Mason, Inc.	75,000	3,700,500

		11,215,950

Diversified Telecommunications Services — 1.3%
Crown Castle International Corporation[a]	253,000	994,290

Media — 11.6%
Comcast Corporation[a]	50,000	1,192,000
EchoStar Communications Corporation, Class Aa	150,000	2,784,000
Liberty Media Corporation, Series Aa	300,000	3,000,000
Macrovision Corporation[a]	105,000	1,376,550
UnitedGlobalCom, Inc., Class Aa	200,000	550,000

		8,902,550

Pharmaceuticals — 13.4%
Allergan, Inc.	60,000	4,005,000
OSI Pharmaceuticals, Inc.[a]	35,000	840,700
Pfizer, Inc.	75,000	2,625,000
Pharmacia Corporation	75,000	2,808,750

		10,279,450

School — 1.8%
DeVr y, Inc.[a]	60,000	1,370,400

Semiconductor Equipment & Products — 10.6%
Cymer, Inc.[a]	55,000	1,927,200
Intel Corporation	50,000	913,500
Maxim Integrated Products, Inc.[a]	35,000	1,341,550
QLogic Corporation[a]	65,000	2,476,500
TriQuint Semiconductor, Inc.[a]	225,000	1,442,250

		8,101,000

	Shares	Market Value

Software — 8.2%
Adobe Systems, Inc.	85,000	$2,422,500
Microsoft Corporation[a]	70,000	3,829,000

		6,251,500

Transportation & Logistics — 7.4%
Expeditors International of Washington, Inc.	170,000	5,637,200

Total Common Stocks
(cost $89,199,293)		76,547,356

Total Investments — 100.0%
(cost $89,199,293)*		76,547,356
Liabilities in Excess of Other Assets — 0.0%		(11,821)

Net Assets — 100.0%		$76,535,535

[a]	Non-income producing security

*
Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $4,877,750 and $17,529,687, respectively. Net unrealized depreciation for tax purposes is $12,651,937.

See notes to financial statements

page	5	TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT

TRANSAMERICA PREMIER GROWTH OPPORTUNITIES FUND
Portfolio Manager: Christopher J. Bonavico, Co-Manager: Kenneth F. Broad

Fund Performance
The Transamerica Premier Growth Opportunities Fund (Investor Class) declined in absolute terms but performed very well relative to its benchmark, the Russell 2500 Growth Index for the six-month period ended June 30, 2002. Total return for the Fund was –4.69% vs. –19.09% for the index.

Portfolio Manager Comments
The market environment deteriorated during the April-to-June quarter. Investor optimism about an economic recovery in the second half of 2002 gave way to a loss of confidence as numerous corporate scandals unfolded. Several trends in the market continued, with small-cap stocks outperforming large caps and value significantly outdistancing growth.

The Fund’s outperformance during this period can be traced to a significant overweighting in transportation services, where two of the Fund’s largest positions — Expeditors International and CH Robinson — performed strongly. Both of these firms have strong, conservative management teams and business models that are highly resilient in any economic environment. Additionally, the Fund garnered the double benefit of being significantly overweighted in financial services and owning the right stocks: Moody’s, another of the Fund’s top holdings, advanced 24.8% as lower interest rates drove explosive growth in its ratings business. Additionally, Expedia and Dreyer’s, both contributed positively for the fund this period.

In contrast, BARRA and Investment Technology Group, suffered with the general market environment, but we remain very optimistic about their longer-term prospects. Both retain their strong competitive advantages and have solid financial positions and an abundance of net cash on their balance sheets. Additionally, the Fund suffered from significant declines in a number of our technology positions.

Portfolio Asset Mix

Going Forward
The economic outlook continues to be uncertain, and the market remains mired in fear. However, the Fund’s intrinsic-value investment style has clearly been a huge benefit in the current turbulent market conditions. Although the economy is weak, we own businesses that can prosper regardless of the macro environment. While there is fear over accounting shenanigans, we own businesses that have highly transparent financials overseen by conservative managers. We can’t predict the path of the overall market, but we try to own businesses that will fare better than their peers in any market environment.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN TRANSAMERICA PREMIER GROWTH OPPORTUNITIES FUND
WITH THE RUSSELL 2000 INDEX AND THE RUSSELL 2500 GROWTH INDEX**

Total Returns As of June 30, 2002	Average Annual Total Return
	One Year	Three Years	Since Inception*

Investor Class	–2.74%	–4.20%	19.15%

Class A	–2.76%	–4.36%	18.98%

Class M	–3.12%	–4.62%	18.69%

Russell 2000 Index	–8.60%	1.67%	4.44%

Russell 2500 Index	25.72%	–6.62%	0.81%

Investor Class ($24,011 at 6/30/02)
Class A ($22,595 at 6/30/02)
----	Class M ($23,313 at 6/30/02)
----	Russell 2000 Index ($12,491 at 6/30/02)
Russell 2500 Growth Index ($10,412 at 6/30/02)

The Russell 2000 Index measures the performance of the 2,000 smallest companies (approximately 7%) in the Russell 3000 Index (an Index composed of the 3000 largest U.S. companies by market capitalization, representing approximately 98% of the U.S. equity market). The Russell 2000 Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.

*	Investor Class — June 30, 1997. Class A and Class M — June 30, 1998; average annual returns are based on the July 1, 1997 commencement date for the Investor Class.

**	Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through June 30, 2002.

Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A and Class M prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.

This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT	page	6

TRANSAMERICA PREMIER GROWTH OPPORTUNITIES FUND
Schedule of Investments — June 30, 2002 (Unaudited)

	Shares	Market Value

COMMON STOCKS — 95.6%
Biotechnology — 5.4%
Techne Corporation[a]	213,700	$6,030,614

Business Services — 10.8%
Global Payments, Inc.	180,000	5,355,000
NetRatings, Inc.[a]	339,500	3,106,425
On Assignment, Inc.[a]	199,750	3,555,550

		12,016,975

Chemicals — 3.1%
Symyx Technologies[a]	250,000	3,480,000

Commercial Services — 5.6%
Moody’s Corporation	125,000	6,218,750

Commercial Services & Supplies — 4.8%
Resources Connection, Inc.[a]	43,100	1,163,269
Robert Half International, Inc.[a]	140,000	3,262,000
Weight Watchers International, Inc.[a]	20,000	868,800

		5,294,069

Diversified Financials — 20.4%
BARRA, Inc.[a]	148,600	5,524,948
BlackRock, Inc.[a]	80,000	3,544,000
Financial Federal Corporation[a]	191,200	6,328,720
Investment Technology Group, Inc.[a]	164,500	5,379,150
W.P. Stewart & Company	75,000	1,914,000

		22,690,818

Electronic Equipment & Instruments — 3.1%
Gentex Corporation[a]	125,000	3,433,750

Food Products — 1.8%
Dreyer’s Grand Ice Cream, Inc.	30,000	2,058,000

Internet Software & Services — 4.8%
Expedia, Inc., Class Aa	90,000	5,336,100

Oil & Gas — 4.3%
EOG Resources, Inc.	120,000	4,764,000

School — 3.4%
DeVry, Inc.[a]	167,400	3,823,416

Semiconductor Equipment & Products — 9.5%
Cymer, Inc.[a]	140,000	4,905,600
QLogic Corporation[a]	100,000	3,810,000
TriQuint Semiconductor, Inc.[a]	300,000	1,923,000

		10,638,600

Software — 1.2%
SmartForce Public Ltd. Company, ADR[a]	381,500	1,297,100

Transportation & Logistics — 17.4%
C.H. Robinson Worldwide, Inc.	200,000	6,706,000
Expeditors International of Washington, Inc.	235,000	7,792,600
Forward Air Corporation[a]	148,000	4,851,440

		19,350,040

	Principal Amount	Market Value

Total Common Stocks
(cost $106,085,668)		$106,432,232

TIME DEPOSIT — 1.7%
State Street Bank & Trust Company
(cost $1,920,000) 1.250% 07/01/02	$1,920,000	1,920,000

Total Investments — 97.3%
(cost $108,005,668)*		108,352,232
Other Assets Less Liabilities — 2.7%		3,036,180

Net Assets — 100.0%		$111,388,412

[a]	Non-income producing security

ADR	- American Depositary Receipts

*
Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $23,536,354 and $23,189,790, respectively. Net unrealized appreciation for tax purposes is $346,564.

See notes to financial statements

page	7	TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT

TRANSAMERICA PREMIER EQUITY FUND
Portfolio Manager: Jeffrey S. Van Harte, Co-Manager: Gary U. Rollé

Fund Performance
The Transamerica Premier Equity Fund (Investor Class) declined 17.71%, compared to a loss of 13.16% for its benchmark, the S&P 500 Index, during the first six months of 2002. Growth Funds continue to struggle relative to the broad market indexes as both earnings and price-earnings ratios have contracted dramatically.

Portfolio Manager Comments
The equity market continued its downward spiral in the first half of 2002 as it became evident that the excesses of the 1990s have not yet been fully discounted in share prices. Earnings reports continued to be weak, and corporate accounting scandals at Enron, Tyco, and WorldCom severely impaired investor confidence and rocked the markets.

The Fund’s performance in the first half of 2002 was particularly impacted by weakness in the financial services, media, and technology sectors. Our media investments suffered however, we believe these media investments — Cox Communications, Liberty Media, Clear Channel Communications, and Echostar Communications — are high-quality franchises and should recover once investor confidence returns. Additionally, our exposure to technology, though limited, hurt as Intel and VeriSign revised their earnings projections downward. This resulted in selling our VeriSign stock because the earnings disappointment was of such a magnitude that we could not continue to own the stock with any confidence.

On the positive side, our investments in transaction-processing and transportation-logistics companies did very well. Credit- and debit-card transactions continue to grow, and First Data and Concord EFS continue to achieve remarkable earnings growth. In transportation logistics, UPS and Expeditors International have produced decent earnings results given the inherent cyclical nature of their businesses. Finally, our investment in Moody’s Corp. has been nothing short of superb, appreciating over 70% from our original purchase price.

Portfolio Asset Mix

Going Forward
Although it has taken longer than we expected, the crisis of confidence that has occurred in the post-Enron world should expedite the necessary healing process in corporate America. The stock market bubble fostered a huge misallocation of capital resources that is now correcting. The present adjustments to stock prices are part of that correction. The second part of the process involves a shift to more efficient use of capital, which is also occurring. These changes may not bode well for economic growth over the near term, but it is the right formula for setting the economy and the stock market back on a positive path. Thus, there are good reasons to believe that the stock market will right itself. As capital allocation improves, profits and cash flow should follow. We believe we own companies that not only will catch the next economic recovery, but will capture more than their fair share, since they tend to be the preeminent companies in their respective industries.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
TRANSAMERICA PREMIER EQUITY FUND WITH THE S&P 500 INDEX**

Total Returns As of June 30, 2002	Average Annual Total Return
	One Year	Five Years	Since Inception*

Investor Class	–23.73%	3.42%	10.39%

Class A	–23.93%	3.19%	10.13%

Class M	–24.15%	2.94%	9.86%

S&P 500 Index	–17.99%	3.66%	9.82%

Investor Class ($19,486 at 6/30/02)
Class A ($18,171 at 6/30/02)
----	Class M ($18,678 at 6/30/02)
----	S&P 500 Index ($18,819 at 6/30/02)

The Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”) consists of 500 widely held, publicly traded common stocks. The S&P 500 does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.

*	Investor Class — October 2, 1995. Class A and Class M — June 30, 1998; average annual returns are based on the October 2, 1995 commencement date for the Investor Class.

**	Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through June 30, 2002.

Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A and Class M prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.

This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT	page	8

TRANSAMERICA PREMIER EQUITY FUND
Schedule of Investments — June 30, 2002 (Unaudited)

	Shares	Market Value

COMMON STOCKS — 97.8%
Banks — 3.3%
Northern Trust Corporation	90,000	$3,965,400

Commercial Services & Supplies — 18.6%
Concord EFS, Inc.[a]	165,000	4,973,100
First Data Corporation	250,000	9,300,000
Paychex, Inc.	135,000	4,224,150
Robert Half International, Inc.[a]	160,000	3,728,000

		22,225,250

Communications Equipment — 3.2%
QUALCOMM, Inc.[a]	140,000	3,848,600

Diversified Financials — 16.5%
Charles Schwab Corporation	325,000	3,640,000
MBNA Corporation	125,000	4,133,750
Moody’s Corporation	150,000	7,462,500
State Street Corporation	100,000	4,470,000

		19,706,250

Diversified Telecommunications Services — 3.5%
Cox Communications, Inc., Class Aa	150,000	4,132,500

Food & Drug Retailing — 6.4%
Safeway, Inc.[a]	130,000	3,794,700
Walgreen Company	100,000	3,863,000

		7,657,700

Hotels, Restaurants & Leisure — 2.4%
Marriott International, Inc., Class A	75,000	2,853,750

Media — 11.0%
Clear Channel Communications, Inc.[a]	100,000	3,202,000
Comcast Corporation[a]	125,000	2,980,000
EchoStar Communications Corporation, Class Aa	160,000	2,969,600
Liberty Media Corporation, Series Aa	400,000	4,000,000

		13,151,600

Multiline Retail — 3.4%
Wal-Mart Stores, Inc.	75,000	4,125,750

Pharmaceuticals — 7.2%
Allergan, Inc.	67,500	4,505,625
Pharmacia Corporation	110,000	4,119,500

		8,625,125

Semiconductor Equipment & Products — 2.4%
Intel Corporation	160,000	2,923,200

Software — 4.8%
Microsoft Corporation[a]	105,000	5,743,500

Specialty Retail — 4.4%
RadioShack Corporation	175,000	5,260,500

Transportation & Logistics — 10.7%
Expeditors International of Washington, Inc.	200,000	6,632,000
United Parcel Service, Inc.	100,000	6,175,000

		12,807,000

	Principal Amount	Market Value

Total Common Stocks
(cost $117,495,449)		$117,026,125

TIME DEPOSIT — 2.3%
State Street Bank & Trust Company
(cost $2,675,000) 1.250% 07/01/02	$2,675,000	2,675,000

Total Investments — 100.1%
(cost $120,170,449)*		119,701,125
Liabilities in Excess of Other Assets — (0.1)%		(66,061)

Net Assets — 100.0%		$119,635,064

[a]	Non-income producing security

*
Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $19,653,001 and $20,122,325, respectively. Net unrealized depreciation for tax purposes is $469,324.

See notes to financial statements

page	9	TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL	REPORT

TRANSAMERICA PREMIER CORE EQUITY FUND
Portfolio Manager: Daniel J. Prislin, Co-Manager: Jeffrey S. Van Harte

Fund Performance
The Transamerica Premier Core Equity Fund (Investor Class) returned –10.81% in the first 6 months of 2002 compared to –13.16% for the S&P 500.

Portfolio Manager Comments
The economic recovery is not progressing at the rate originally anticipated. As a result, corporate America is not producing substantial revenue growth, and is continuing to drive earnings with cost cutting, which is not sustainable in the long term. In addition, announcements of fraudulent corporate activity from major corporations such as WorldCom and Enron, have negatively impacted investor confidence. This decline in confidence and lack of trust in reported earnings has caused investors to raise the required rate of return on all financial assets, pushing the value of those assets down in general. The companies we invest in have strong internal controls as well as ethical and high-integrity business practices. Investor trust will be restored over a period of time through confidence instilling and forthright disclosure, communications, actions, and superior financial results.

Stakes in transportation and financial companies buoyed the Fund’s performance in the first half of the year. On the transportation side, positions in UPS, CH Robinson and Expeditors all performed strongly. These businesses have proven their metal in a difficult economic environment, demonstrating the flexibility of their business models in delivering relatively stable profitability in what is otherwise considered a very cyclical sector. Financially, our positions in Moody’s and Wells Fargo were standout performers. The low interest rate environment has propelled the credit rating and mortgage finance businesses of these two companies, respectively.

The biggest disappointment for the Fund in the first half of the year has come in media and cable investments. The Fund has been overweight in these sectors due to the projected advertising recovery and the stability in the cable subscriber base in conjunction with growth prospects in the high-speed modem and cable telephony businesses. While the fundamentals of these businesses have held up reasonably well, financial leverage on the balance sheet combined with uncertainty regarding appropriate valuation metrics related to the WorldCom accounting scandal have caused substantial declines in equity market value for these companies. Our evaluation of these businesses has always relied on the free cash flow generating capabilities of the assets, which we continue to believe will drive long-term value creation in these companies leading to much higher share prices.

Portfolio Asset Mix

Going Forward
A great deal of noise and confusion has been added to the investment environment in the last year, making it all the more critical that we maintain our investment discipline. We continue to focus on the long term economic prospects of the businesses we own and evaluate. We will maintain our discipline of buying businesses based on their ability to produce cash flow in the future and increase shareholder value.

Thank you for your continued investment in the Transamerica Premier Core Equity Fund.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
TRANSAMERICA PREMIER CORE EQUITY FUND WITH THE S&P 500 INDEX**

Total Returns As of June 30, 2002	Average Annual Total Return
	One Year	Three Years	Since Inception*

Investor Class	–18.84%	–2.17%	0.81%

Class A	–18.97%	–2.27%	0.69%

Class M	–19.16%	–2.53%	0.46%

S&P 500 Index	–17.99%	–9.18%	–1.20%

Investor Class ($10,347 at 6/30/02)
Class A ($9,756 at 6/30/02)
----	Class M ($10,095 at 6/30/02)
----	S&P 500 Index ($9,500 at 6/30/02)

The Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”) consists of 500 widely held, publicly traded common stocks. The S&P 500 does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.

*	Investor Class — March 31, 1998. Class A and Class M — June 30, 1998; average annual returns are based on the April 1, 1998 commencement date for the Investor Class.

**	Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through June 30, 2002.

Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A and Class M prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.

This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT	page	10

TRANSAMERICA PREMIER CORE EQUITY FUND
Schedule of Investments — June 30, 2002 (Unaudited)

	Shares	Market Value

COMMON STOCKS — 96.0%
Aerospace & Defense — 3.0%
Lockheed Martin Corporation	5,000	$347,500

Auto Components — 4.7%
BorgWarner, Inc.	5,000	288,800
Delphi Corporation	20,000	264,000

		552,800

Automobiles — 3.1%
Harley-Davidson, Inc.	7,000	358,890

Banks — 4.1%
Wells Fargo Company	9,500	475,570

Biotechnology — 1.1%
Amgen, Inc.[a]	3,000	125,640

Building Products — 1.9%
American Standard Companies, Inc.[a]	3,000	225,300

Commercial Services & Supplies — 3.2%
First Data Corporation	10,000	372,000

Construction & Engineering — 1.8%
Jacobs Engineering Group, Inc.[a]	6,000	208,680

Diversified Financials — 10.1%
BARRA, Inc.[a]	6,000	223,080
Investment Technology Group, Inc.[a]	8,500	277,950
Moody’s Corporation	11,000	547,250
State Street Corporation	3,000	134,100

		1,182,380

Diversified Telecommunications Services — 2.4%
Cox Communications, Inc., Class Aa	7,000	192,850
Crown Castle International Corporation[a]	23,000	90,390

		283,240

Food & Drug Retailing — 3.7%
Kroger Company[a]	11,000	218,900
Safeway, Inc.[a]	7,500	218,925

		437,825

Hotels, Restaurants & Leisure — 4.3%
MGM Mirage, Inc.[a]	15,000	506,250

Household Durables — 1.4%
American Greetings Corporation[a]	10,000	166,600

Insurance — 3.6%
Berkshire Hathaway, Inc., Class Ba	100	223,400
St. Paul Companies, Inc.	5,000	194,600

		418,000

Machinery — 7.4%
Caterpillar, Inc.	6,000	293,700
Illinois Tool Works, Inc.	5,000	341,500
PACCAR, Inc.	5,250	233,048

		868,248

	Shares or Principal Amount	Market Value

Media — 13.9%
AOL Time Warner, Inc.[a]	5,000	$73,550
Clear Channel Communications, Inc.[a]	4,750	152,095
Comcast Corporation, Class Aa	8,000	193,600
EchoStar Communications Corporation, Class Aa	12,000	222,720
Lamar Advertising Company, Class Aa	7,300	271,633
Liberty Media Corporation, Series Aa	32,000	320,000
McGraw-Hill Companies, Inc.	3,000	179,100
Viacom, Inc.[a]	5,000	221,850

		1,634,548

Real Estate — 4.2%
Plum Creek Timber Company, Inc.	16,000	491,200

Road & Rail — 3.0%
Union Pacific Corporation	5,500	348,040

School — 1.0%
DeVry, Inc.[a]	5,300	121,052

Semiconductor Equipment & Products — 1.6%
Intel Corporation	10,000	182,700

Software — 0.5%
SmartForce Public Ltd. Company, ADR[a]	18,000	61,200

Specialty Retail — 6.7%
Lowe’s Companies, Inc.	5,500	249,700
RadioShack Corporation	18,000	541,080

		790,780

Transportation & Logistics — 9.3%
C.H. Robinson Worldwide, Inc.	11,000	368,830
Expeditors International of Washington, Inc.	14,000	464,240
United Parcel Service, Inc.	4,250	262,437

		1,095,507

Total Common Stocks
(cost $11,248,970)		11,253,950

CORPORATE BONDS — 0.8%
Diversified Telecommunications Services — 0.8%
American Tower Corporation
9.375% 02/01/09	$62,500	34,375
Crown Castle International Corporation[b]
10.375% 05/15/11	125,000	56,250

Total Corporate Bonds
(cost $126,827)		90,625

See notes to financial statements

page	11	TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT

TRANSAMERICA PREMIER CORE EQUITY FUND (CONCLUDED)
Schedule of Investments — June 30, 2002 (Unaudited)
	Principal Amount	Market Value

CONVERTIBLE BONDS — 0.3%
Diversified Telecommunications Services — 0.3%
American Tower Corporation
(cost $42,457) 2.250% 10/15/09	$62,500	$39,144

TIME DEPOSIT — 2.8%
State Street Bank & Trust Company
(cost $324,000) 1.250% 07/01/02	324,000	324,000

Total Investments — 99.9%
(cost $11,742,254)*		11,707,719
Other Assets Less Liabilities — 0.1%		7,747

Net Assets — 100.0%		$11,715,466

[a]	Non-income producing security

ADR – American Depositary Receipt

[b]	Step Bond – coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2002. Maturity disclosed is the final maturity date.

*
Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $1,184,429 and $1,218,964, respectively. Net unrealized depreciation for tax purposes is $34,535.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT	page	12

TRANSAMERICA PREMIER INDEX FUND
Portfolio Manager: Lisa L. Hansen, Co-Manager: Christopher J. Bonavico; Sangita V. Patel

Fund Performance
The Transamerica Premier Index Fund (Investor Class) had a total return of –13.14% for the 6 month period ending June 30, 2002, closely matching the total return for the S&P 500 Index of –13.16%. Since its inception in October 1995, the Fund has earned an average annual total return of 9.61% relative to a 9.82% return for the S&P 500. This performance is consistent with the Fund’s long-term goal of tracking the overall stock market returns, as measured by the S&P 500 Index.

Portfolio Manager Comments
Equity markets continue their weak performance in 2002, following the U.S. economy. Markets should turn once there is an indication that the economy has bottomed. The S&P 500 Index fund provides a tax efficient opportunity to invest in wide variety of companies. While the Fund may not match the S&P 500 Index precisely, in general, when the Index is rising, the value of shares in the Fund should rise. On the other hand, when the Index is declining, the value of the Fund shares should also decline.

To achieve its goal, the Fund invests in a package of stocks that mirror the S&P 500 Index. It also holds fixed-income investments and stock index futures. The combined Fund holdings are designed to duplicate the total return of the S&P 500 Index over time.

Portfolio Asset Mix

Going Forward
U.S. markets reflect very serious concerns related to the honesty of corporate management, validity of reported earnings, and the return of slower growth in the economy. Going forward, company managements will be required to sign off on the accuracy of reported numbers. Markets may not show protracted gains, however, until the economy shows signs of an extended recovery. The S&P 500 Index is composed of seasoned companies with experienced management across a wide range of industries. These companies have shown the ability to outperform even in weak economic conditions, and are best prepared to profit as these conditions improve.

Thank you for your continued investment in the Transamerica Premier Index Fund.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
TRANSAMERICA PREMIER INDEX FUND WITH THE S&P 500 INDEX**

Total Returns As of June 30, 2002	Average Annual Total Return
	One Year	Five Years	Since Inception*

Investor Class	–18.00%	3.53%	9.61%

Class A	–18.24%	3.26%	9.34%

Class M	–18.45%	3.01%	9.07%

S&P 500 Index	–17.99%	3.66%	9.82%

Investor Class ($18,566 at 6/30/02)
Class A ($17,304 at 6/30/02)
----	Class M ($15,871 at 6/30/02)
----	S&P 500 Index ($18,819 at 6/30/02)

The Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”) consists of 500 widely held, publicly traded common stocks. The S&P 500 does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.

*	Investor Class — October 2, 1995. Class A and Class M — June 30, 1998; average annual returns are based on the October 2, 1995 commencement date for the Investor Class.

**	Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through June 30, 2002.

Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A and Class M prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.

This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

page	13	TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT

TRANSAMERICA PREMIER INDEX FUND
Schedule of Investments — June 30, 2002 (Unaudited)

	Shares	Market Value

COMMON STOCKS — 94.0%
Aerospace & Defense — 1.9%
B.F. Goodrich Company	486	$13,277
Boeing Company	4,197	188,865
General Dynamics Corporation	965	102,628
Honeywell International, Inc.	3,859	135,953
Lockheed Martin Corporation	2,143	148,938
Northrop Grumman Corporation	392	49,000
Raytheon Company	1,661	67,686
Rockwell Collins	903	24,760
United Technologies Corporation	2,289	155,423

		886,530

Air Freight & Couriers — 0.2%
FedEx Corporation	1,440	76,896
Ryder System, Inc.	361	9,779

		86,675

Airlines — 0.2%
AMR Corporation[a]	767	12,932
Delta Air Lines, Inc.	637	12,740
Southwest Airlines Company	3,532	57,077

		82,749

Auto Components — 0.3%
Cooper Tire & Rubber Company	367	7,542
Dana Corporation	729	13,508
Delphi Corporation	2,696	35,587
Goodyear Tire & Rubber Company	730	13,658
Johnson Controls, Inc.	420	34,276
TRW, Inc.	611	34,815
Visteon Corporation	704	9,997

		149,383

Automobiles — 0.8%
Ford Motor Company	9,237	147,792
General Motors Corporation	2,773	148,217
Harley-Davidson, Inc.	1,473	75,521

		371,530

Banks — 6.9%
AmSouth Bancorporation	1,901	42,544
Banc One Corporation	5,552	213,641
Bank of New York Company, Inc.	3,608	121,770
BankAmerica Corporation	7,630	536,847
BB&T Corporation	2,177	84,032
Charter One Financial, Inc.	1,112	38,231
Comerica, Inc.	875	53,725
Fifth Third Bancorp	2,846	189,686
First Tennessee National Corporation	582	22,291
FleetBoston Financial Corporation	5,130	165,955
Golden West Financial Corporation	816	56,124
Huntington Bancshares, Inc.	1,197	23,246
KeyCorp	2,155	58,831
Marshall & Ilsley Corporation	1,016	31,425
Mellon Financial Corporation	2,274	71,472
National City Corporation	2,921	97,123

	Shares	Market Value

Northern Trust Corporation	1,077	$47,453
PNC Bank Corporation	1,439	75,231
Regions Financial Corporation	1,147	40,317
SouthTrust Corporation	1,617	42,236
SunTrust Banks, Inc.	1,487	100,700
Synovus Financial Corporation	1,326	36,491
Union Planters Corporation	916	29,651
US Bancorp	9,226	215,427
Wachovia Corporation	6,654	254,050
Washington Mutual, Inc.	4,294	159,350
Wells Fargo Company	8,200	410,492
Zions Bancorp	448	23,341

		3,241,682

Beverages — 3.0%
Adolph Coors Company	169	10,529
Anheuser-Busch Companies, Inc.	4,230	211,500
Brown-Forman Corporation	348	24,012
Coca-Cola Company	11,747	657,832
Coca-Cola Enterprises, Inc.	2,167	47,847
PepsiCo, Inc.	8,571	413,122
The Pepsi Bottling Group, Inc.	1,365	42,042

		1,406,884

Biotechnology — 0.8%
Amgen, Inc.[a]	4,926	206,301
Biogen, Inc.[a]	703	29,125
Chiron Corporation[a]	893	31,568
Genzyme Corporation[a]	145	2,790
Immunex Corporation[a]	2,745	61,323
MedImmune, Inc.[a]	1,016	26,822

		357,929

Building Products — 0.2%
American Standard Companies, Inc.[a]	329	24,708
Crane Company	334	8,477
Masco Corporation	2,157	58,476

		91,661

Chemicals — 1.5%
Air Products and Chemicals, Inc.	1,089	54,962
Dow Chemical Company	4,200	144,396
E.I. du Pont de Nemours and Company	5,080	225,552
Eastman Chemical Company	402	18,854
Ecolab, Inc.	616	28,478
Engelhard Corporation	672	19,031
FMC Corporation[a]	118	3,560
Great Lakes Chemical Corporation	242	6,410
Hercules, Inc.[a]	499	5,788
International Flavors & Fragances, Inc.	514	16,700
PPG Industries, Inc.	887	54,905
Praxair, Inc.	712	40,563
Rohm & Haas Company	1,020	41,300
Sigma-Aldrich Corporation	466	23,370

		683,869

See notes to financial statements

TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT	page	14

TRANSAMERICA PREMIER INDEX FUND (CONTINUED)
Schedule of Investments — June 30, 2002 (Unaudited)
	Shares	Market Value

Commercial Services & Supplies — 1.9%
Allied Waste Industries, Inc.[a]	906	$8,698
Apollo Group, Inc., Class Aa	788	31,063
Automatic Data Processing, Inc.	3,023	131,652
Avery Dennison Corporation	518	32,504
Cendant Corporation[a]	4,869	77,320
Cintas Corporation	831	41,076
Concord EFS, Inc.[a]	2,152	64,861
Convergys Corporation[a]	739	14,396
Deluxe Corporation	398	15,478
Equifax, Inc.	688	18,576
First Data Corporation	3,914	145,601
Fiserv, Inc.[a]	899	33,002
H & R Block, Inc.	991	45,735
Paychex, Inc.	1,747	54,664
Pitney Bowes, Inc.	1,216	48,299
R.R. Donnelley & Sons Company	652	17,963
Robert Half International, Inc.[a]	857	19,968
Sabre Holdings Corporation[a]	597	21,372
Waste Management, Inc.	3,136	81,693

		903,921

Communications Equipment — 2.0%
ADC Telecommunications, Inc.a	3,733	8,549
Andrew Corporation[a]	440	6,305
Avaya, Inc.[a]	1,756	8,692
CIENA Corporation[a]	1,581	6,624
Cisco Systems, Inc.[a]	36,719	512,230
Comverse Technology, Inc.[a]	896	8,297
Corning, Inc.[a]	4,240	15,052
JDS Uniphase Corporation	6,041	16,130
Lucent Technologies, Inc.[a]	15,668	26,009
Motorola, Inc.	10,770	155,303
Nortel Networks Corporation	14,957	21,688
QUALCOMM, Inc.[a]	3,795	104,325
Scientific-Atlanta, Inc.	824	13,555
Tellabs, Inc.[a]	1,847	11,451

		914,210

Computers & Peripherals — 3.0%
Apple Computer, Inc.[a]	1,671	29,610
Dell Computer Corporation[a]	12,576	328,737
EMC Corporation[a]	11,107	83,858
Gateway 2000, Inc.[a]	1,516	6,731
Hewlett-Packard Company	14,234	217,495
International Business Machines Corporation	8,346	600,912
Lexmark International Group, Inc., Class Aa	608	33,075
NCR Corporation[a]	478	16,539
Network Appliance, Inc.[a]	1,624	20,203
Palm, Inc.[a]	2,679	4,715
Sun Microsystems, Inc.[a]	16,396	82,144

		1,424,019

	Shares	Market Value

Construction & Engineering — 0.0%
Fluor Corporation	378	$14,723
McDermott International, Inc.[a]	305	2,471

		17,194

Construction Materials — 0.0%
Vulcan Materials Company	488	21,374

Containers & Packaging — 0.2%
Ball Corporation	243	10,080
Bemis Company, Inc.	223	10,592
Pactiv Corporation[a]	842	20,040
Sealed Air Corporation[a]	428	17,236
Temple-Inland, Inc.	247	14,291

		72,239

Diversified Financials — 6.9%
American Express Company	6,433	233,647
Capital One Financial Corporation	948	57,875
Charles Schwab Corporation	6,312	70,694
Citigroup, Inc.	24,366	944,182
Countrywide Credit Industries, Inc.	528	25,476
Federal Home Loan Mortgage Corporation	3,250	198,900
Federal National Mortgage Association	4,696	346,330
Franklin Resources, Inc.	1,189	50,699
Household International, Inc.	2,245	111,577
J.P. Morgan Chase & Company, Inc.	9,715	329,533
Lehman Brothers Holdings, Inc.	1,122	70,147
MBNA Corporation	4,081	134,959
Merrill Lynch & Company, Inc.	4,095	165,847
Moody’s Corporation	772	38,407
Morgan Stanley	5,469	235,605
Providian Financial Corporation	1,318	7,750
SLM Corporation[a]	772	74,807
State Street Corporation	1,557	69,598
Stilwell Financial, Inc.	1,049	19,092
T. Rowe Price Group, Inc.	581	19,103
The Bear Stearns Companies, Inc.	477	29,192

		3,233,420

Diversified Telecommunications Services — 3.5%
Alltel Corporation	1,560	73,320
AT&T Corporation	16,695	178,637
BellSouth Corporation	9,102	286,713
CenturyTel, Inc.	635	18,733
Citizens Communications Company[a]	1,295	10,826
Qwest Communications International, Inc.[a]	8,131	22,767
SBC Communications, Inc.	15,948	486,414
Sprint Corporation (Fon Group)	4,261	45,209
Verizon Communications	12,910	518,336

		1,640,955

Electric Utilities — 2.1%
Allegheny Energy, Inc.	553	14,240
Ameren Corporation	644	27,698
American Electric Power Company	1,538	61,551
CINergy Corporation	741	26,669

See notes to financial statements

page	15	TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT

TRANSAMERICA PREMIER INDEX FUND (CONTINUED)
Schedule of Investments — June 30, 2002 (Unaudited)
	Shares	Market Value

CMS Energy Corporation	642	$7,049
Consolidated Edison Company of New York, Inc.	1,107	46,217
Constellation Energy Group	716	21,007
Dominion Resources, Inc.	1,177	77,917
DTE Energy Company	667	29,775
Edison International[a]	1,639	27,863
Entergy Corporation	1,108	47,024
Exelon Corporation	1,626	85,040
FirstEnergy Corporation	2,386	79,645
FPL Group, Inc.	886	53,151
PG & E Corporation[a]	1,809	32,363
Pinnacle West Capital Corporation	421	16,629
PPL Corporation	697	23,057
Progress Energy, Inc.	1,025	53,310
Public Service Enterprise Group, Inc.	1,112	48,150
Reliant Energy, Inc.	1,389	23,474
Southern Company	3,280	89,872
TECO Energy, Inc.	657	16,261
TXU Corporation	1,297	66,860
Xcel Energy, Inc.	1,631	27,352

		1,002,174

Electrical Equipment — 0.5%
American Power Conversion Corporation[a]	964	12,175
Cooper Industries Ltd., Cl A	518	20,357
Emerson Electric Company	2,118	113,334
Molex, Inc.	949	31,820
Power-One, Inc.[a]	359	2,233
Rockwell Automation, Inc.	904	18,062
Symbol Technologies, Inc.	1,075	9,138
Thomas & Betts Corporation	281	5,227

		212,346

Electronic Equipment & Instruments — 0.3%
Agilent Technologies, Inc.[a]	2,121	50,162
Jabil Circuit, Inc.[a]	938	19,801
Millipore Corporation	197	6,300
PerkinElmer, Inc.	435	4,807
Sanmina Corporation[a]	1,581	9,976
Solectron Corporation[a]	3,268	20,098
Tektronix, Inc.[a]	417	7,802
Thermo Electron Corporation[a]	794	13,101
Waters Corporation[a]	89	2,376

		134,423

Energy Equipment & Services — 0.7%
Baker Hughes, Inc.	1,566	52,132
BJ Services Company[a]	707	23,953
FMC Technologies, Inc.[a]	202	4,194
Halliburton Company	2,085	33,235
Nabors Industries Ltd.[a]	712	25,134
Noble Corporation[a]	646	24,936
Rowan Companies, Inc.	432	9,266
Schlumberger Ltd.	2,781	129,316

	Shares	Market Value

Transocean, Inc.	1,494	$46,538

		348,704

Food & Drug Retailing — 1.2%
Albertson’s, Inc.	2,046	62,321
CVS Corporation	1,886	57,712
Kroger Company[a]	3,994	79,481
Safeway, Inc.[a]	2,500	72,975
SUPERVALU, Inc.	601	14,742
Sysco Corporation	3,331	90,670
Walgreen Company	4,980	192,377
Winn-Dixie Stores, Inc.	700	10,913

		581,191

Food Products — 1.6%
Archer-Daniels-Midland Company	3,293	42,117
Campbell Soup Company	2,098	58,031
ConAgra, Inc.	2,563	70,867
General Mills, Inc.	1,751	77,184
H.J. Heinz Company	1,723	70,815
Hershey Foods Corporation	703	43,938
Kellogg Company	2,014	72,222
Sara Lee Corporation	3,761	77,627
Unilever NV	2,737	177,358
Wm. Wrigley Jr. Company	1,095	60,608

		750,767

Gas Utilities — 0.3%
El Paso Corporation	2,587	53,318
KeySpan Corporation	638	24,021
Kinder Morgan, Inc.	564	21,443
NICOR, Inc.	206	9,425
NiSource, Inc.	956	20,869
People’s Energy Corporation	160	5,834
Sempra Energy	987	21,842

		156,752

Healthcare Equipment & Supplies — 1.5%
Applera Corporation—Applied Biosystems Group	974	18,983
Bausch & Lomb, Inc.	253	8,564
Baxter International, Inc.	2,757	122,549
Becton, Dickinson & Company	1,195	41,168
Biomet, Inc.	1,272	34,497
Boston Scientific Corporation[a]	1,856	54,418
C.R. Bard, Inc.	230	13,013
Guidant Corporation[a]	1,438	43,471
Medtronic, Inc.	6,049	259,200
St. Jude Medical, Inc.[a]	410	30,278
Stryker Corporation	954	51,048
Viasys Healthcare, Inc.[a]	88	1,535
Zimmer Holdings, Inc.[a]	957	34,126

		712,850

See notes to financial statements

TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT	page	16

TRANSAMERICA PREMIER INDEX FUND (CONTINUED)
Schedule of Investments — June 30, 2002 (Unaudited)
	Shares	Market Value

Healthcare Providers & Services — 1.8%
Aetna, Inc.	701	$33,627
AmerisourceBergen Corporation	496	37,696
Cardinal Health, Inc.	2,084	127,978
CIGNA Corporation	766	74,624
HCA-The Healthcare Corp.	2,488	118,180
Health Management Associates, Inc., Class Aa	1,192	24,019
HEALTHSOUTH Corporation[a]	1,950	24,941
Humana, Inc.[a]	827	12,926
IMS Health, Inc.	1,436	25,776
Manor Care, Inc.[a]	514	11,822
McKesson Corporation	1,340	43,818
Quintiles Transnational Corporation[a]	552	6,894
Tenet Healthcare Corporation[a]	1,463	104,678
UnitedHealth Group, Inc.[a]	1,542	141,170
Wellpoint Health Networks, Inc.[a]	685	53,300

		841,449

Hotels, Restaurants & Leisure — 1.1%
Carnival Corporation	2,775	76,840
Darden Restaurants, Inc.	1,002	24,749
Harrah’s Entertainment, Inc.[a]	590	26,167
Hilton Hotels Corporation	1,763	24,506
International Game Technology[a]	362	20,525
Marriott International, Inc., Class A	1,178	44,823
McDonald’s Corporation	5,957	169,477
Starbucks Corporation[a]	1,807	44,904
Starwood Hotels & Resorts Worldwide, Inc.	811	26,674
Wendy’s International, Inc.	580	23,101
Yum! Brands, Inc.[a]	1,433	41,915

		523,681

Household Durables — 0.6%
American Greetings Corporation	357	5,948
Black & Decker Corporation	429	20,678
Centex Corporation	312	18,030
Fortune Brands, Inc.	794	44,464
KB HOME	212	10,920
Leggett & Platt, Inc.	949	22,207
Maytag Corporation	426	18,169
Newell Rubbermaid, Inc.	1,304	45,718
Pulte Corporation	285	16,382
Snap-On, Inc.	317	9,412
The Stanley Works	434	17,798
Tupperware Corporation	318	6,611
Whirlpool Corporation	359	23,464

		259,801

Household Products — 1.9%
Clorox Company	1,110	45,899
Colgate-Palmolive Company	2,622	131,231
Kimberly-Clark Corporation	2,482	153,884
Procter & Gamble Company	6,058	540,979

		871,993

	Shares	Market Value

Industrial Conglomerates — 3.9%
3M Company	1,908	$234,684
General Electric Company	48,520	1,409,506
Textron, Inc.	743	34,846
Tyco International Ltd.	9,321	125,927

		1,804,963

Insurance — 4.3%
ACE Ltd.	177	5,593
AFLAC, Inc.	2,559	81,888
Allstate Corporation	3,507	129,689
Ambac Financial Group, Inc.	510	34,272
American International Group, Inc.	12,491	852,261
Aon Corporation	1,198	35,317
Chubb Corporation	860	60,888
Cincinnati Financial Corporation	764	35,549
Conseco, Inc.[a]	1,541	3,082
Hartford Financial Services Group, Inc.	1,144	68,034
Jefferson-Pilot Corporation	765	35,955
John Hancock Financial	1,477	51,990
Lincoln National Corporation	994	41,748
Loews Corporation	908	48,115
Marsh & McLennan Companies, Inc.	1,348	130,217
MBIA, Inc.	699	39,515
MetLife, Inc.	3,604	103,795
MGIC Investment Corporation	577	39,121
Progressive Corporation Ohio	1,080	62,478
Safeco Corporation	606	18,719
St. Paul Companies, Inc.	1,095	42,617
Torchmark Corporation	643	24,563
UNUM Corporation	1,121	28,529
XL Capital Ltd.	612	51,836

		2,025,771

Internet Software & Services — 0.1%
Yahoo!, Inc.[a]	2,699	39,837

Investment Companies — 0.5%
Standard and Poor’s Depository Receipts *	2,520	249,379

IT Consulting & Services — 0.3%
Computer Sciences Corporation[a]	798	38,145
Electronic Data Systems Corporation	2,209	82,064
Unisys Corporation[a]	1,409	12,681

		132,890

Leisure Equipment & Products — 0.2%
Brunswick Corporation	475	13,300
Eastman Kodak Company	1,438	41,947
Hasbro, Inc.	854	11,580
Mattel, Inc.	2,013	42,434

		109,261

Machinery — 1.1%
Caterpillar, Inc.	1,683	82,383
Cummins Engine Company, Inc.	177	5,859

See notes to financial statements

page	17	TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT

TRANSAMERICA PREMIER INDEX FUND (CONTINUED)
Schedule of Investments — June 30, 2002 (Unaudited)
	Shares	Market Value

Danaher Corporation	621	$41,203
Deere & Company	1,192	57,097
Dover Corporation	1,057	36,995
Eaton Corporation	368	26,772
Illinois Tool Works, Inc.	1,474	100,674
Ingersoll-Rand Company, Class A	778	35,523
ITT Industries, Inc.	439	30,993
Navistar International Corporation	349	11,168
PACCAR, Inc.	595	26,412
Pall Corporation .	584	12,118
Parker Hannifin Corporation	540	25,807

		493,004

Media — 3.3%
AOL Time Warner, Inc.[a]	22,377	329,166
Clear Channel Communications, Inc.[a]	2,809	89,944
Comcast Corporation[a]	4,374	104,276
Dow Jones & Company, Inc..	451	21,851
Gannett Company, Inc.	1,314	99,733
Interpublic Group Companies, Inc.	1,780	44,073
Knight-Ridder, Inc.	393	24,739
McGraw-Hill Companies, Inc.	985	58,804
Meredith Corporation	224	8,590
New York Times Company	775	39,912
Omnicom Group, Inc.	830	38,014
The Walt Disney Company	10,354	195,691
TMP Worldwide, Inc.	502	10,793
Tribune Company	1,522	66,207
Univision Communications, Inc., Class Aa	10,078	31,620
Viacom, Inc.[a]	87,899	389,968

		1,553,381

Metals & Mining — 0.9%
Alcan Aluminum Ltd.	1,592	59,732
Alcoa, Inc.	4,095	135,749
Allegheny Technologies, Inc.	436	6,889
Barrick Gold Corporation	2,430	46,146
Freeport-McMoRan Copper & Gold, Inc.[a]	736	13,138
Inco Ltd.[a]	782	17,705
Newmont Mining Corporation	1,885	49,632
Nucor Corporation	422	27,447
Phelps Dodge Corporation	366	15,079
Placer Dome, Inc.	1,601	17,947
United States Steel Corporation	432	8,592
Worthington Industries, Inc.	443	8,018

		406,074

Multiline Retail — 4.0%
Big Lots, Inc.	516	10,155
Costco Companies, Inc.[a]	2,261	87,320
Dillard’s, Inc.	510	13,408
Dollar General Corporation	1,424	27,099
Family Dollar Stores, Inc.	829	29,222
Federated Department Stores, Inc.[a]	994	39,462

	Shares	Market Value

J.C. Penney Company, Inc.	1,156	$25,455
Kohl’s Corporation[a]	1,573	110,236
May Department Stores Company	1,451	47,781
Nordstrom, Inc.	716	16,217
Sears, Roebuck & Company	1,602	86,989
Target Corporation	4,369	166,459
Wal-Mart Stores, Inc.	21,840	1,201,418

		1,861,221

Multi-Utilities — 0.4%
AES Corporation[a]	2,558	13,864
Calpine Corporation[a]	1,369	9,624
Duke Energy Corporation	3,907	121,508
Dynegy, Inc., Class A	1,565	11,268
Mirant Corporation[a]	1,538	11,228
The Williams Companies, Inc.	2,479	14,849

		182,341

Office Electronics — 0.0%
Imagistics International, Inc.[a]	76	1,632
Xerox Corporation[a]	3,202	22,318

		23,950

Oil & Gas — 6.4%
Amerada Hess Corporation	447	36,877
Anadarko Petroleum Corporation	1,131	55,758
Apache Corporation	597	34,316
Ashland, Inc.	345	13,973
Burlington Resources, Inc.	1,044	39,672
Chevron Corporation	5,056	447,456
Conoco, Inc., Class B	3,062	85,124
Devon Energy Corporation	706	34,792
EOG Resources, Inc.	558	22,153
Exxon Mobil Corporation	33,219	1,359,321
Kerr-McGee Corporation	464	24,847
Marathon Oil Corporation	1,444	39,161
Occidental Petroleum Corporation	1,636	49,064
Phillips Petroleum Company	1,813	106,749
Royal Dutch Petroleum Company	10,385	573,979
Sunoco, Inc.	391	13,931
Unocal Corporation	1,171	43,257

		2,980,430

Paper & Forest Products — 0.5%
Boise Cascade Corporation	287	9,910
Georgia-Pacific Corporation	1,157	28,439
International Paper Company	2,258	98,403
Louisiana-Pacific Corporation	520	5,507
MeadWestvaco Corporation	994	33,359
Weyerhaeuser Company	1,102	70,363

		245,981

Personal Products — 0.5%
Alberto-Culver Company	304	14,531

See notes to financial statements

TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT	page	18

TRANSAMERICA PREMIER INDEX FUND (CONTINUED)
Schedule of Investments — June 30, 2002 (Unaudited)
	Shares	Market Value

Avon Products, Inc.	1,231	$64,308
Gillette Company	4,962	168,063

		246,902

Pharmaceuticals — 8.7%
Abbott Laboratories	7,323	275,711
Allergan, Inc.	617	41,185
Bristol-Myers Squibb Company	9,232	237,263
Eli Lilly & Company	5,293	298,525
Forest Laboratories, Inc.[a]	840	59,472
Johnson & Johnson	14,351	749,983
King Pharmaceuticals, Inc.[a]	1,088	24,208
Merck & Company, Inc.	11,049	559,521
Pfizer, Inc.	30,437	1,065,295
Pharmacia Corporation	6,271	234,849
Schering-Plough Corporation	7,069	173,897
Watson Pharmaceuticals, Inc.[a]	479	12,104
Wyeth	6,274	321,229

		4,053,242

Real Estate — 0.3%
Equity Office Properties Trust	1,939	58,364
Equity Residential	287	8,251
Plum Creek Timber Company, Inc.	885	27,170
Simon Property Group, Inc.	780	28,735

		122,520

Road & Rail — 0.4%
Burlington Northern Santa Fe	1,913	57,390
CSX Corporation	1,037	36,347
Norfolk Southern Corporation	1,818	42,505
Union Pacific Corporation	1,115	70,557

		206,799

Semiconductor Equipment & Products — 3.1%
Advanced Micro Devices, Inc.[a]	1,644	15,980
Altera Corporation[a]	1,931	26,262
Analog Devices, Inc.[a]	1,634	48,530
Applied Materials, Inc.[a]	8,289	157,657
Applied Micro Circuits Corporation[a]	1,435	6,787
Broadcom Corporation, Class Aa	1,380	24,205
Intel Corporation	33,038	603,604
KLA Tencor Corporation[a]	851	37,435
Linear Technology Corporation	1,499	47,114
LSI Logic Corporation[a]	1,722	15,067
Maxim Integrated Products, Inc.[a]	1,549	59,373
Micron Technology, Inc.[a]	2,936	59,366
National Semiconductor Corporation[a]	834	24,328
Novellus Systems, Inc.[a]	728	24,752
NVIDIA Corporation[a]	670	11,511
PMC-Sierra, Inc.[a]	796	7,379
QLogic Corporation[a]	419	15,964
Teradyne, Inc.a	860	20,210
Texas Instruments, Inc.	8,420	199,554

	Shares	Market Value

Vitesse Semiconductor Corporation[a]	892	$2,774
Xilinx, Inc.a	1,653	37,077

		1,444,929

Software — 4.3%
Adobe Systems, Inc.	1,128	32,148
Autodesk, Inc.	601	7,963
BMC Software, Inc.[a]	1,141	18,941
Citrix Systems, Inc.[a]	889	5,370
Computer Associates International, Inc.	2,816	44,746
Compuware Corporation[a]	1,746	10,598
Intuit, Inc.[a]	995	49,471
Mercury Interactive Corporation[a]	409	9,391
Microsoft Corporation[a]	26,469	1,447,854
Novell, Inc.[a]	1,712	5,496
Oracle Corporation[a]	27,613	261,495
Parametric Technology Corporation[a]	1,261	4,325
PeopleSoft, Inc.[a]	1,408	20,951
Rational Software Corporation[a]	933	7,660
Siebel Systems, Inc.[a]	2,099	29,848
VERITAS Software Corporation[a]	1,896	37,522

		1,993,779

Specialty Retail — 2.3%
AutoZone, Inc.[a]	540	41,742
Bed Bath & Beyond, Inc.[a]	1,344	50,722
Best Buy Company, Inc.[a]	1,499	54,414
Circuit City Stores-Circuit City Group	987	18,506
Gap, Inc.	4,148	58,902
Home Depot, Inc.	11,374	417,767
Limited, Inc.	2,486	52,952
Lowe’s Companies, Inc.	3,694	167,708
Office Depot, Inc.[a]	1,694	28,459
RadioShack Corporation	940	28,256
Sherwin-Williams Company	784	23,465
Staples, Inc.[a]	2,140	42,158
Tiffany & Company	695	24,464
TJX Companies, Inc.	2,861	56,104
Toys “R” Us, Inc.[a]	1,048	18,309

		1,083,928

Textile, Apparel & Luxury Goods — 0.3%
Jones Apparel Group, Inc.[a]	86	3,225
Liz Claiborne, Inc.	578	18,380
Nike, Inc.	1,331	71,408
Reebok International Ltd.[a]	297	8,762
VF Corporation	593	23,252

		125,027

Tobacco — 1.0%
Philip Morris Companies, Inc.	10,161	443,832
UST, Inc.	840	28,560

		472,392

See notes to financial statements

page	19	TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT

TRANSAMERICA PREMIER INDEX FUND (CONCLUDED)
Schedule of Investments — June 30, 2002 (Unaudited)

	Shares or Principal Amount	Market Value

Trading Companies & Distributors — 0.1%
Genuine Parts Company	881	$30,721
W.W. Grainger, Inc.	474	23,747

		54,468

Wireless Telecommunications Services — 0.2%
AT&T Wireless Services, Inc.[a]	12,334	72,154
Nextel Communications, Inc.[a]	3,560	11,428
Sprint Corporation (PCS Group)[a]	4,850	21,679

		105,261

Total Common Stocks
(cost $44,928,765)		44,000,085

COMMERCIAL PAPER —DOMESTIC — 2.0%
Diversified Financials — 0.7%
Merrill Lynch & Company, Inc.
	1.730%	09/06/02	$325,000	323,953

Insurance — 1.3%
AIG Funding, Inc.
	1.740%	09/20/02	600,000	597,651

Total Commercial Paper – Domestic
(cost $921,604)				921,604

COMMERCIAL PAPER —FOREIGN — 1.5%
Banks — 1.5%
Toronto Dominion Holdings
(cost $697,245)	1.750%	09/20/02	700,000	697,245

U.S. GOVERNMENT SECURITIES — 1.3%
United States Treasury Bill
(cost $597,773)*	1.680%	09/19/02	600,000	597,773

TIME DEPOSIT — 1.0%
State Street Bank & Trust Company
(cost $470,000)	1.250%	07/01/02	470,000	470,000

Total Investments — 99.8%
(cost $47,615,387)**				46,686,707
Other Assets Less Liabilities — 0.2%				89,640

Net Assets — 100.0%				$46,776,347

[a]	Non-income producing security

*	$597,773 market value of securities has been pledged as collateral for initial margin for future contracts.

**
Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $6,563,321 and $7,492,001, respectively. Net unrealized depreciation for tax purposes is $928,680.

SCHEDULE OF FUTURES CONTRACTS

Number of Contracts	Contract Description	Total Contract Value	Unrealized Loss

11	S&P 500 September 2002 (Long)	$2,722,775	$115,088

See notes to financial statements

TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT	page	20

TRANSAMERICA PREMIER BALANCED FUND
Portfolio Manager: Gary U. Rollé, Co-Managers: Jeffrey S. Van Harte, Heidi Y. Hu

Fund Performance
Shares of Transamerica Premier Balanced Fund (Investor Class) returned –4.97% for the six-month period ended June 30, 2002, outperforming the S&P 500 Index return of –13.16%.

Portfolio Manager Comments
Contributing to the Fund’s outperformance versus the S&P 500 during this period were our continued focus on undervalued growth stocks and positive returns in our bond holdings. Our five largest stock holdings all outperformed the S&P 500, with our largest holding, Lockheed Martin, returning 49.47%. Other important contributors to the stock portfolio’s performance included bank and mortgage lender Wells Fargo and Plum Creek Timber, a major processor of timber. W. W. Grainger, Inc., a leading distributor of products used to maintain business facilities; and Jacobs Engineering Group, an engineering, construction and consulting organization with offices on four continents, also posted solid gains.

On the fixed-income side of the portfolio, the Fund has had an above-average weighting in corporate bonds this year, reflecting attractive valuations in that sector, an improving economic outlook, and the expectation that improved profits should benefit corporate credit quality. Although these factors remain intact, the crisis in corporate confidence during the second quarter caused corporate bond performance to lag that of U.S. Treasury and mortgage-backed securities.

Portfolio Asset Mix

Going Forward
Going forward, Lockheed Martin remains an attractive long-term holding due to its tremendous order backlog, its commitment to paying down debt, and the broad applications for its technology. Yet the stock still sells at a price-earnings ratio below that of most technology stocks. We see strong potential in the engineering and construction sector as well, which stands to benefit from a global economic recovery, continued demand for infrastructure-related projects, and high margins in the sector. Jacobs Engineering in particular is well positioned to gain from these trends.

In the bond portion of the fund we continue to see good value in corporate bonds, which remain at attractive valuations. The economy remains on track for a 2002 recovery, suggesting that corporate credit quality should continue to improve. Moreover, we are confident with the credit quality of the bonds held in the Fund, and believe the Fund is well positioned to withstand, and benefit from current market conditions. Given this view, we remain overweight in corporate bonds, with particular emphasis on higher quality cyclical credits.

Thank you for your continued investment in the Transamerica Premier Balanced Fund.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN TRANSAMERICA PREMIER BALANCED FUND
WITH LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX AND S&P 500 INDEX**

Total Returns As of June 30, 2002	Average Annual Total Return
	One Year	Five Years	Since Inception*

Investor Class	–9.12%	10.27%	13.47%

Class A	–9.57%	9.97%	13.17%

Class M	–9.65%	9.74%	12.92%

S&P 500 Index	–17.99%	3.66%	9.82%

Lehman Brothers Government/ Credit Bond Index	8.24%	7.48%	7.08%

Investor Class ($23,457 at 6/30/02)
Class A ($21,827 at 6/30/02)
----	Class M ($22,472 at 6/30/02)
----	S&P 500 Index ($18,819 at 6/30/02)
Lehman Brothers Government/Credit Bond Index ($14,718 at 6/30/02)

The Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”) consists of 500 widely held, publicly traded common stocks. The Lehman Brothers Government/Credit Bond Index is a broad — based unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity. These indexes do not reflect any commissions or fees which would be incurred by an investor purchasing the securities represented by each index.

*	Investor Class — October 2, 1995. Class A and Class M — June 30, 1998; average annual returns are based on the October 2, 1995 commencement date for the Investor Class.

**	Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through June 30, 2002.

Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A and Class M prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.

This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

page	21	TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT

TRANSAMERICA PREMIER BALANCED FUND
Schedule of Investments — June 30, 2002 (Unaudited)

	Shares	Market Value

COMMON STOCKS — 63.5%
Aerospace & Defense — 6.6%
Lockheed Martin Corporation	130,000	$9,035,000

Auto Components — 5.5%
BorgWarner, Inc.	40,000	2,310,400
Delphi Corporation	400,000	5,280,000

		7,590,400

Automobiles — 5.6%
Harley-Davidson, Inc.	150,000	7,690,500

Banks — 5.1%
Wells Fargo Company	140,000	7,008,400

Biotechnology — 2.1%
Amgen, Inc.[a]	40,000	1,675,200
Immunex Corporation[a]	55,000	1,228,700

		2,903,900

Building Products — 2.7%
American Standard Companies, Inc.[a]	50,000	3,755,000

Commercial Services & Supplies — 1.4%
First Data Corporation	50,000	1,860,000

Construction & Engineering — 3.0%
Jacobs Engineering Group, Inc.[a]	120,000	4,173,600

Diversified Financials — 1.4%
Charles Schwab Corporation	50,000	560,000
State Street Corporation	30,000	1,341,000

		1,901,000

Household Durables — 1.8%
American Greetings Corporation	150,000	2,499,000

Insurance — 4.8%
American International Group, Inc.	30,000	2,046,900
Berkshire Hathaway, Inc., Class Ba	1,000	2,234,000
St. Paul Companies, Inc.	60,000	2,335,200

		6,616,100

Machinery — 5.0%
Caterpillar, Inc.	85,000	4,160,750
PACCAR, Inc.	60,000	2,663,400

		6,824,150

Media — 3.7%
McGraw-Hill Companies, Inc.	75,000	4,477,500
Viacom, Inc.[a]	15,000	665,550

		5,143,050

Multiline Retail — 1.2%
Wal-Mart Stores, Inc.	30,000	1,650,300

Paper & Forest Products — 0.1%
Longview Fibre Company[a]	10,000	94,200

Real Estate — 2.2%
Plum Creek Timber Company, Inc.	100,000	3,070,000

	Shares or Principal Amount	Market Value

Road & Rail — 2.3%
Union Pacific Corporation	50,000	$3,164,000

Semiconductor Equipment & Products — 2.8%
Intel Corporation	210,000	3,836,700

Software — 1.2%
Microsoft Corporation[a]	30,000	1,641,000

Trading Companies & Distributors — 3.6%
W.W. Grainger, Inc.	100,000	5,010,000

Transportation & Logistics — 1.4%
Expeditors International of Washington, Inc.	60,000	1,989,600

Total Common Stocks
(cost $79,637,665)		87,455,900

PREFERRED STOCKS — 1.9%
Automobiles — 1.3%
General Motors Corporation	70,000	1,838,900

Diversified Telecommunications Services — 0.6%
Centaur Funding Corporation[b]	800	745,046

Total Preferred Stocks
(cost $2,640,976)		2,583,946

CORPORATE BONDS — 25.3%
Automobiles — 1.0%
Ford Motor Company
	7.450%	07/16/31	$1,500,000	1,393,905

Banks — 3.9%
Golden State Bancorp, Inc.
	7.125%	08/01/05	1,500,000	1,588,230
HSBC Capital Funding LPb,c
	10.176%	12/31/49	1,000,000	1,286,970
Mellon Bank Corporation
	7.000%	03/15/06	300,000	324,435
Royal Bank of Scotland Group PLC
	9.118%	03/31/49	1,000,000	1,172,060
Standard Chartered Bank[b]
	8.000%	05/30/31	1,000,000	1,026,110

				5,397,805

Computers & Peripherals — 0.7%
Hewlett-Packard Company
	5.500%	07/01/07	1,000,000	988,970

Diversified Financials — 5.5%
Abbey National PLC[c]
	7.350%	10/29/49	1,750,000	1,854,072
General Motors Acceptance Corporation
	6.750%	01/15/06	1,500,000	1,554,615

See notes to financial statements

TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT	page	22

TRANSAMERICA PREMIER BALANCED FUND (CONCLUDED)
Schedule of Investments — June 30, 2002 (Unaudited)
			Principal Amount	Market Value

Lehman Brothers Holdings, Inc.
	7.875%	08/15/10	$1,000,000	$1,098,410
Merrill Lynch & Company, Inc.
	6.640%	09/19/02	500,000	504,310
Sears Roebuck Acceptance Corporation
	6.750%	08/15/11	1,000,000	1,023,910
Textron Financial Corporation
	5.650%	03/26/04	1,500,000	1,540,035

				7,575,352

Diversified Telecommunications Services — 0.7%
Verizon Global Funding Corporation
	7.750%	12/01/30	1,000,000	952,180

Electric Utilities — 2.9%
AES Corporation
	7.375%	06/15/03	750,000	600,000
Allegheny Energy Supply Company LLC
	8.250%	04/15/12	1,000,000	1,045,820
Commonwealth Edison Company
	7.000%	07/01/05	300,000	320,481
Dominion Resources, Inc.
	7.400%	09/16/02	1,000,000	1,008,610
TXU Corporation
	6.375%	06/15/06	1,000,000	1,024,280

				3,999,191

Healthcare Providers & Services — 1.5%
HCA, Inc.
	7.125%	06/01/06	1,000,000	1,039,360
	6.950%	05/01/12	1,000,000	1,009,510

				2,048,870

Insurance — 0.7%
St. Paul Companies, Inc.
	5.750%	03/15/07	1,000,000	1,001,970

Media — 0.8%
News America Holdings, Inc.
	7.750%	12/01/45	1,200,000	1,061,856

Multiline Retail — 0.2%
Dayton Hudson Corporation
	6.400%	02/15/03	300,000	305,256

Oil & Gas — 3.6%
El Paso Company
	7.420%	02/15/37	1,000,000	862,340
Nexen, Inc.
	7.875%	03/15/32	1,000,000	1,007,850
Suncor Energy, Inc.
	7.150%	02/01/32	1,250,000	1,296,363
Valero Energy Corporation[b]
	6.750%	12/15/02	1,000,000	1,017,660
Williams Companies, Inc.[c]
	6.750%	01/15/06	1,000,000	800,510

				4,984,723

			Principal Amount	Market Value

Paper & Forest Products — 2.3%
Abitibi-Consolidated, Inc.
	8.850%	08/01/30	$1,000,000	$976,140
International Paper Company
	8.000%	07/08/03	1,000,000	1,045,760
Nexfor, Inc.
	8.125%	03/20/08	1,000,000	1,060,650

				3,082,550

Real Estate — 1.5%
Duke Realty LP
	7.300%	06/30/03	1,000,000	1,037,210
Simon Property Group, Inc.[b]
	6.750%	11/15/03	1,000,000	1,040,590

				2,077,800

Total Corporate Bonds
(cost $34,377,749)				34,870,428

CONVERTIBLE BONDS — 0.6%
Pharmaceuticals — 0.6%
Vertex Pharmaceuticals, Inc.
(cost $1,000,000)	5.000%	09/19/07	1,000,000	760,800

U.S. GOVERNMENT SECURITIES — 5.8%
U.S. Treasury Bonds
	6.125%	08/15/29	300,000	318,615
U.S. Treasury Notes
	6.750%	05/15/05	1,000,000	1,091,400
	6.625%	05/15/07	250,000	277,998
	5.750%	08/15/10	3,500,000	3,743,880
	5.000%	02/15/11	2,000,000	2,033,840
	5.000%	08/15/11	500,000	506,940

Total U.S. Government Securities
(cost $7,734,175)				7,972,673

TIME DEPOSIT — 3.3%
State Street Bank & Trust Company
(cost $4,549,000)	1.250%	07/01/02	4,549,000	4,549,000

Total Investments — 100.4%
(cost $129,939,565)*	138,192,747
Liabilities in Excess of Other Assets — (0.4)%	(492,009)

Net Assets — 100.0%	$137,700,738

[a]	Non-income producing security

[b]
Pursuant to Rule 144A under the Act of 1933, these securities may be resold in transactions exempt from registrations, normally to qualified institutions buyers. At June 30, 2002, these securities aggregated $5,116,376 or 3.72% of the net assets of the fund.

[c]	Variable rate security

*
Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $13,214,866 and $4,961,684, respectively. Net unrealized appreciation for tax purposes is $8,253,182.

See notes to financial statements

page	23	TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT

TRANSAMERICA PREMIER HIGH YIELD BOND FUND
Portfolio Manager: Edward S. Han, Co-Manager: Matthew W. Kuhns

Fund Performance
The Transamerica Premier High Yield Bond Fund (Investor Class) had a total return of –3.95% for the 6-month period ending June 30, 2002 compared to the Merill Lynch High Yield Master Index and the Merrill Lynch All High Yield Index, which returned –4.30% and –5.36%, respectively.

Portfolio Manager Comments
The first-half of 2002 proved to be a difficult market environment due to concerns about the strength of the economic recovery and corporate governance. The high-yield market was impacted by several factors including downgrades of several prominent investment-grade credits to high-yield status and continued weakness in the telecommunications, technology, and utility sectors. High-yield bonds were also negatively impacted by the revelation of accounting irregularities at numerous companies, including Adelphia Communications and WorldCom. Offsetting a portion of these declines has been continued good performance in healthcare, energy, general industrials, and the lodging sectors.

Portfolio Asset Mix

Going Forward
We are cautiously optimistic on performance for the 2nd half of 2002. The economy continues to strengthen from our short-lived recession and interest rates are expected to remain low. Company management teams are likely to refocus their efforts on improving the transparency in reporting financial statements and the improvement of their overall credit profile. This, in conjunction with attractive valuations, should lead to higher returns in the high yield market than that experienced in the first-half.

Thank you for your continued investment in the Transamerica Premier High Yield Bond Fund.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
TRANSAMERICA PREMIER HIGH YIELD BOND FUND WITH THE MERRILL LYNCH HIGH YIELD MASTER INDEX**

Total Returns As of June 30, 2002	Average Annual Total Return
	One Year	Five Years	Ten Years*

Investor Class	–1.36%	3.44%	7.61%

Institutional Class	–1.11%	3.62%	7.84%

Merrill Lynch High Yield Master Index	–3.08%	1.88%	6.63%

Investor Class ($29,170 at 6/30/02)
Institutional Class ($29,940 at 6/30/02)
----	Merrill Lynch High Yield Master Index ($27,176 at 6/30/02)

The Merrill Lynch High Yield Master Index provides a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The Merrill Lynch High Yield Master Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.

*
Effective July 1, 1998, the Transamerica High Yield Bond Fund (separate account) exchanged all of its assets for shares in the Transamerica Premier High Yield Bond Fund (Fund). The inception date of the Fund is considered to be September 1, 1990, the separate account’s inception date. The performance prior to June 30, 1998 is the separate account’s performance recalculated to reflect the actual fees and expenses of the Fund.

**	Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through June 30, 2002.

Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower.

This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT	page	24

TRANSAMERICA PREMIER HIGH YIELD BOND FUND
Schedule of Investments — June 30, 2002 (Unaudited)

		Principal Amount	Market Value

CORPORATE BONDS — 79.7%
Aerospace & Defense — 3.0%
L-3 Communications Holdings, Inc.
10.375%	05/01/07	$2,500,000	$2,625,000
Transdigm, Inc.[b]
10.375%	12/01/08	500,000	505,000

			3,130,000

Airlines — 2.2%
Continental Airlines, Inc.
8.000%	12/15/05	500,000	445,000
Northwest Airlines, Inc.
8.520%	04/07/04	2,000,000	1,850,000

			2,295,000

Auto Components — 1.5%
Advance Stores Company, Inc.
10.250%	04/15/08	1,000,000	1,060,000
Dura Operating Corporation
8.625%	04/15/12	500,000	502,500

			1,562,500

Building Construction — 1.4%
D.R. Horton, Inc.
7.875%	08/15/11	500,000	490,000
K. Hovnanian Enterprises, Inc.[b]
8.875%	04/01/12	1,000,000	985,000

			1,475,000

Building Products — 0.5%
Atrium Companies, Inc.
10.500%	05/01/09	500,000	510,000

Chemicals — 3.0%
Hercules, Inc.
11.125%	11/15/07	1,000,000	1,120,000
Koppers Industrials, Inc.
9.875%	12/01/07	500,000	502,500
Lyondell Chemical Company
9.500%	12/15/08	500,000	465,000
OM Group, Inc.
9.250%	12/15/11	1,000,000	1,035,000

			3,122,500

Commercial Services & Supplies — 1.4%
Allied Waste North America, Inc.
10.000%	08/01/09	1,000,000	982,500
Foamex LP
9.875%	06/15/07	500,000	450,000

			1,432,500

Containers & Packaging — 1.0%
Pliant Corporation
13.000%	06/01/10	1,000,000	1,045,000

		Principal Amount	Market Value

Diversified Financials — 3.2%
Capital One Financial Corporation
8.750%	02/01/07	$1,500,000	$1,534,005
Qwest Capital Funding, Inc.
6.250%	07/15/05	1,500,000	926,250
Xerox Credit Corporation
6.100%	12/16/03	1,000,000	870,000

			3,330,255

Diversified Telecommunications Services — 2.6%
Avaya, Inc.
11.125%	04/01/09	1,000,000	917,500
Crown Castle International Corporation
10.375%[c]	05/15/11	500,000	225,000
9.375%	08/01/11	1,000,000	660,000
PanAmSat Corporation[b]
8.500%	02/01/12	1,000,000	950,000

			2,752,500

Electric Utilities — 4.3%
AES Corporation
9.500%	06/01/09	1,000,000	650,000
Calpine Corporation
8.625%	08/15/10	2,500,000	1,612,500
Mirant Americas Generation LLC
7.625%	05/01/06	1,000,000	795,000
8.500%	10/01/21	1,000,000	700,000
NRG Energy, Inc.
8.625%	04/01/31	1,000,000	747,830

			4,505,330

Food & Drug Retailing — 4.8%
American Seafoods Group LLC[b]
10.125%	04/15/10	1,000,000	1,012,500
Great Atlantic & Pacific Tea Company, Inc.
7.750%	04/15/07	1,000,000	930,000
Stater Brothers Holdings, Inc.
10.750%	08/15/06	3,000,000	3,112,500

			5,055,000

Gas & Pipeline Utilities — 0.9%
Transcont Gas Pipe Corporation[b]
8.875%	07/15/12	1,000,000	975,750

Healthcare Providers & Services — 9.0%
Alaris Medical Systems, Inc.
9.750%	12/01/06	1,000,000	992,500
11.625%	12/01/06	750,000	832,500
Extendicare Health Services
9.350%	12/15/07	1,500,000	1,413,750
9.500%[b]	07/01/10	500,000	502,500
IASIS Healthcare Corporation
13.000%	10/15/09	500,000	535,000
Triad Hospitals, Inc.
11.000%	05/15/09	2,000,000	2,180,000
US Oncology, Inc.
9.625%	02/01/12	1,000,000	980,000

See notes to financial statements

page	25	TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT

TRANSAMERICA PREMIER HIGH YIELD BOND FUND (CONTINUED)
Schedule of Investments — June 30, 2002 (Unaudited)
			Principal Amount	Market Value

Ventas Realty LPb
	9.000%	05/01/12	$2,000,000	$2,050,000

				9,486,250

Hotels, Restaurants & Leisure — 14.0%
AMC Entertainment, Inc.
	9.500%	02/01/11	2,000,000	1,980,000
Boyd Gaming Corporation
	9.250%	10/01/03	1,270,000	1,301,750
Herbst Gaming, Inc.
	10.750%	09/01/08	1,000,000	1,060,000
Host Marriot LP
	9.250%	10/01/07	500,000	510,000
John Q. Hammons Hotels[b]
	8.875%	05/15/12	1,000,000	982,500
Mandalay Resort Group
	10.250%	08/01/07	2,000,000	2,135,000
Meristar Hospitality Operations
	10.500%	06/15/09	1,250,000	1,256,250
Regal Cinemas, Inc.
	9.375%	02/01/12	1,500,000	1,545,000
Six Flags, Inc.
	9.500%	02/01/09	1,500,000	1,530,000
Starwood Hotels & Resorts Worldwide, Inc.[b]
	7.875%	05/01/12	1,500,000	1,484,535
Yum! Brands, Inc.
	7.700%	07/01/12	1,000,000	1,003,130

				14,788,165

Household Durables — 1.5%
KB Home
	9.500%	02/15/11	1,500,000	1,545,000

Machinery — 0.5%
NMHG Holding Company
	10.000%	05/15/09	500,000	507,500

Media — 2.4%
CanWest Media, Inc.
	10.625%	05/15/11	1,500,000	1,522,500
Charter Communication Holdings/Charter Capital
	11.125%	01/15/11	1,000,000	690,000
Paxson Communications Corporation[c]
	12.250%	01/15/09	500,000	280,000

				2,492,500

Mining — 1.2%
Compass Minerals Group
	10.000%	08/15/11	1,250,000	1,312,500

Metals & Mining — 0.9%
Earle M. Jorgensen Company[b]
	9.750%	06/01/12	1,000,000	1,000,000

Multi-Utilities — 0.7%
Dynegy Holdings, Inc.
	8.750%	02/15/12	500,000	388,750
			Principal Amount	Market Value

Williams Companies, Inc.[b]
	8.750%	03/15/32	$500,000	$404,705

				793,455

Oil & Gas Exploration — 2.4%
Encore Acquisition Company[b]
	8.375%	06/15/12	1,000,000	1,000,000
Western Oil Sands, Inc.[b]
	8.375%	05/01/12	1,500,000	1,507,500

				2,507,500

Oil & Gas Exploration and Distribution — 4.7%
Chesapeake Energy Corporation
	8.375%	11/01/08	500,000	492,500
	8.125%	04/01/11	1,000,000	975,000
Grant Prideco, Inc.
	9.625%	12/01/07	1,000,000	1,047,500
Grey Wolf, Inc.
	8.875%	07/01/07	1,000,000	1,030,000
Lone Star Technologies, Inc.
	9.000%	06/01/11	1,000,000	955,000
Tesoro Escrow Corporation
	9.625%	04/01/12	500,000	460,000

				4,960,000

Other Consumer Services — 1.9%
American Greetings Corporation, Class A
	11.750%	07/15/08	1,000,000	1,092,500
Service Corporation International
	7.200%	06/01/06	1,000,000	937,500

				2,030,000

Paper & Forest Products — 3.9%
Longview Fibre Company[b]
	10.000%	01/15/09	2,500,000	2,600,000
Louisiana Pacific Corporation
	10.875%	11/15/08	500,000	551,250
Tembec Industries, Inc.
	7.750%	03/15/12	1,000,000	997,500

				4,148,750

Pollution Control — 1.9%
IESI Corporation[b]
	10.250%	06/15/12	1,000,000	1,000,000
Synargo Technologies, Inc.[b]
	9.500%	04/01/09	1,000,000	1,028,750

				2,028,750

Printing — 1.0%
Von Hoffmann Press, Inc.[b]
	10.250%	03/15/09	1,000,000	1,025,000

Real Estate — 1.4%
Meditrust Companies
	7.820%	09/10/26	1,500,000	1,492,500

See notes to financial statements

TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT	page	26

TRANSAMERICA PREMIER HIGH YIELD BOND FUND (CONCLUDED)
Schedule of Investments — June 30, 2002 (Unaudited)
			Principal Amount	Market Value

Rental Equipment — 1.0%
United Rentals North America, Inc.
	10.750%	04/15/08	$1,000,000	$1,065,000

Transportation Services — 1.0%
HORNBECK-LEEVAC Marine Services, Inc.
	10.625%	08/01/08	1,000,000	1,045,000

Wireless Telecommunications Services — 0.5%
TSI Telecommunication Services, Inc.[b]
	12.750%	02/01/09	500,000	482,500

Total Corporate Bonds
(cost $85,574,968)				83,901,705

CONVERTIBLE BONDS — 6.6%
Airlines — 0.7%
Continental Airlines, Inc.
	4.500%	02/01/07	1,000,000	744,550

Commercial Financial Services — 0.4%
IOS Capital LLC[b]
	5.000%	05/01/07	500,000	463,750

Diversified Telecommunications Services — 0.6%
American Tower Corporation
	2.250%	10/15/09	1,000,000	626,300

Healthcare Providers & Services — 0.5%
LifePoint Hospitals, Inc.[b]
	4.500%	06/01/09	500,000	521,250

Hotels, Restaurants & Leisure — 0.9%
Capstar Hotel Company
	4.750%	10/15/04	1,000,000	915,000

Media — 1.3%
EchoStar Communications Corporation
	4.875%	01/01/07	1,750,000	1,345,400

Oil & Gas Exploration and Distribution — 0.5%
Parker Drilling Company
	5.500%	08/01/04	500,000	471,900

Semiconductor Equipment & Products — 1.2%
LSI Logic Corporation
	4.000%	02/15/05	1,000,000	851,200
	4.000%[b]	11/01/06	500,000	405,625

				1,256,825

Telecommunications Equipment — 0.5%
Juniper Networks, Inc.
	4.750%	03/15/07	930,000	576,600

Total Convertible Bonds
(cost $7,951,359)				6,921,575

	Shares or Principal Amount	Market Value

COMMON STOCKS — 0.0%
Media — 0.0%
Ono Finance PLC [a,b]
(cost $0)	1,000	$10

PREFERRED STOCKS — 2.3%
Diversified Financials — 0.4%
Capital One Financial Corporation	10,000	483,500

Electric Utilities — 0.9%
American Electric Power Company, Inc.	10,000	492,300
Duke Energy Corporation	20,000	435,000

		927,300

Media — 1.0%
Sinclair Capital	10,000	1,035,000

Total Preferred Stocks
(cost $2,311,100)		2,445,800

TIME DEPOSIT — 10.7%
State Street Bank & Trust Company
(cost $11,277,000)	1.250%	07/01/02	$11,277,000	11,277,000

Total Investments — 99.3%
(cost $107,114,427)*				104,546,090
Other Assets Less Liabilities — 0.7%				685,688

Net Assets — 100.0%				$105,231,778

[a]	Non-income producing security

[b]
Pursuant to Rule 144A under the Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002, these securities aggregated $20,886,875 or 19.85% of the net assets of the fund.

[c]	Step Bond – coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2002. Maturity disclosed is the final maturity date.

*
Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $1,922,021 and $4,490,358, respectively. Net unrealized depreciation for tax purposes is $2,568,337.

See notes to financial statements

page	27	TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT

TRANSAMERICA PREMIER BOND FUND
Portfolio Manager: Matthew W. Kuhns, Co-Manager: Heidi Y. Hu

Fund Performance
In spite of improving economic fundamentals, financial markets exhibited extreme volatility during the second quarter and first half of 2002; and the riskier the asset class, the lower the return. Investors had to contend with the significant overhang of accounting scandals and global instability. For instance, WorldCom recently admitted to falsifying earnings by hiding $3.8 billion of expenses on the balance sheet — a blatant fraud that has served to torpedo already diminished investor confidence.

Portfolio Manager Comments
All of these issues have overshadowed the fact that the US economy is out of the recession, that corporate earnings and cash flows are improving, and that the outlook for the economy is very good. The net result is that while returns through June 30 were sub-par, the opportunity for good returns for the second half of 2002 is excellent.

An overweighting in BBB-rated corporate bonds, the lowest echelon of investment-grade bonds, as well as investments in the telecom sector, led to the Transamerica Bond Fund underperforming its benchmark, the Lehman Brothers Government/Corporate Bond Index. In particular, investments in Qwest and WorldCom bonds had a significant negative impact on performance, and we eliminated our investment in the latter.

In contrast, our investments in defense sector, supermarket and E&P companies performed well during this period.

Portfolio Asset Mix

Going Forward
Going forward, as companies affirm the integrity of their financial reports, and rebuild investor confidence, investors will be able to refocus on the fundamentals of the economy, which continue to improve. As the economy improves, earnings and cash flows should grow and the default risk premium embedded in corporate bond prices should decline. Corporate bonds, and BBB-rated bonds in particular, currently offer tremendous value, providing significant excess yield as well as the potential for meaningful capital appreciation.

We believe that corporate bonds should significantly outperform the overall bond market during the next 6 to 12 months, and the fund is well positioned to outperform in this type of environment.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
TRANSAMERICA PREMIER BOND FUND WITH THE LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX**

Total Returns As of June 30, 2002	Average Annual Total Return
	One Year	Five Years	Since Inception*

Investor Class	–1.98%	5.48%	5.31%

Class A	–2.29%	5.33%	5.13%

Class M	–2.43%	5.13%	4.91%

Lehman Brothers Government/ Credit Bond Index	8.24%	7.48%	7.08%

Investor Class ($14,174 at 6/30/02)
Class A ($13,348 at 6/30/02)
----	Class M ($13,677 at 6/30/02)
----	Lehman Brothers Government/Credit Bond Index ($14,718 at 6/30/02)

The Lehman Brothers Government/Credit Bond Index is a broad-based unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity. The Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.

*	Investor Class — October 2, 1995. Class A and Class M — June 30, 1998; average annual returns are based on the October 2, 1995 commencement date for the Investor Class.

**	Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through June 30, 2002.

Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A and Class M prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.

This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT	page	28

TRANSAMERICA PREMIER BOND FUND
Schedule of Investments — June 30, 2002 (Unaudited)

			Principal Amount	Market Value

CORPORATE BONDS — 61.9%
Aerospace & Defense — 3.8%
Raytheon Company
	6.000%	12/15/10	$1,000,000	$989,930

Automobiles — 7.1%
DaimlerChrysler NA Holdings Corporation
	7.750%	01/18/11	750,000	807,930
General Motors Corporation
	7.200%	01/15/11	1,000,000	1,025,000

				1,832,930

Diversified Financials — 9.4%
CIT Group, Inc.
	7.750%	04/02/12	1,000,000	1,007,960
Ford Motor Credit Company
	7.375%	02/01/11	1,000,000	1,011,370
Qwest Capital Funding, Inc.
	7.250%	02/15/11	750,000	421,875

				2,441,205

Diversified Telecommunications Services — 2.6%
Qwest Corporation[a]
	8.875%	03/15/12	750,000	676,200

Electric Utilities — 2.9%
NRG Energy, Inc.
	8.625%	04/01/31	1,000,000	747,830

Food & Drug Retailing — 2.0%
Stater Brothers Holdings, Inc.
	10.750%	08/15/06	500,000	518,750

Media — 6.5%
AOL Time Warner, Inc.
	7.625%	04/15/31	1,000,000	875,520
CSC Holdings, Inc.
	8.125%	08/15/09	1,000,000	803,470

				1,678,990

Multi-Utilities — 8.7%
Calpine Corporation
	8.500%	02/15/11	1,000,000	655,000
Dynegy Holdings, Inc.
	8.750%	02/15/12	1,000,000	777,500
Williams Companies, Inc.[a]
	8.750%	03/15/32	1,000,000	809,410

				2,241,910

Oil & Gas Exploration and Distribution — 10.9%
Devon Energy Corporation
	7.950%	04/15/32	1,000,000	1,075,050
El Paso Corporation
	7.750%	01/15/32	1,000,000	927,250
Transcontinental Gas Pipe Line Corporation
	7.000%	08/15/11	1,000,000	808,230

				2,810,530

			Principal Amount	Market Value

Paper & Forest Products — 8.0%
Domtar, Inc.
	7.875%	10/15/11	$1,000,000	$1,085,490
Weyerhaeuser Company
	5.950%	11/01/08	1,000,000	998,830

				2,084,320

Total Corporate Bonds
(cost $17,617,081)				16,022,595

FOREIGN GOVERNMENT ISSUE — 2.8%
United Mexican States
(cost $652,080)	9.875%	02/01/10	650,000	731,250

U.S. GOVERNMENT SECURITIES — 32.4%
U.S. Treasury Notes
	3.000%	02/29/04	4,000,000	4,023,280
	3.375%	04/30/04	2,000,000	2,021,100
	3.250%	05/31/04	1,000,000	1,007,650
	4.625%	05/15/06	1,300,000	1,339,000

Total U.S. Government Securities
(cost $8,283,051)				8,391,030

TIME DEPOSIT — 3.3%
State Street Bank & Trust Company
(cost $863,000)	1.250%	07/01/02	863,000	863,000

Total Investments — 100.4%
(cost $27,415,212)*				26,007,875
Liabilities in Excess of Other Assets — (0.4)%				(116,472)

Net Assets — 100.0%				$25,891,403

[a]
Pursuant to Rule 144A under the Act of 1933, these securities may be resold in transactions exempt from registrations, normally to qualified institutions buyers. At June 30, 2002, these securities aggregated $1,485,610 or 5.74% of the net assets of the fund.

*
Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $500,833 and $1,908,170, respectively. Net unrealized depreciation for tax purposes is $1,407,337.

See notes to financial statements

page	29	TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT

TRANSAMERICA PREMIER CASH RESERVE FUND
Portfolio Manager: Edward S. Han, Co-Manager: Heidi Y. Hu

Fund Performance
The Transamerica Premier Cash Reserve Bond Fund’s (Investor Class) return for the 6-month period ended June 30, 2002 was 0.87% compared to 0.61% for the iMoney Net Fund Report. The Fund has consistently ranked in the top 5% of its category. For the six-month period ended June 30, 2002, the Fund ranked 12th among 385 money market funds, according to Lipper.

Portfolio Manager Comments
The Fund’s objective is to provide a high level of current income consistent with liquidity and the preservation of capital. The Fund continued to perform well relative to it’s peer group in the first half of 2002 despite a severe drop in commercial paper supply from companies seeking to lock in financing from the debt markets. The stock markets performed poorly despite a recovering economy due to concerns about the sustainability of the economic recovery and equity markets. At the June 26, 2002 FOMC Meeting, the Fed kept the target for the Fed Funds Rate unchanged at 1.75% with a neutral bias, stating that the long run goals of price stability and sustainable economic growth remain balanced.

Portfolio Asset Mix

Going Forward
We expect the Federal Reserve to maintain it’s neutral bias in the near term, leading to a tightening basis by year end 2002. In recognition of this uncertain equity market outlook and it’s impact on the consumers and businesses, we will continue to invest in high level of income, while preserving safety and liquidity.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
TRANSAMERICA PREMIER CASH RESERVE FUND WITH THE IMONEYNET MONEY FUND REPORT**

Total Returns As of June 30, 2002	Average Annual Total Return
	One Year	Five Years	Since Inception*

Investor Class	2.40%	4.92%	5.05%

Class A	2.05%	4.55%	4.68%

Class M	1.79%	4.29%	4.42%

The iMoneyNet Money Fund Report	1.86%	4.40%	4.54%

Investor Class ($13,938 at 6/30/02)
Class A ($13,613 at 6/30/02)
----	Class M ($13,384 at 6/30/02)
----	The iMoneyNet Money Fund Report ($13,550 at 6/30/02)

iMoneyNet™ (formerly the IBC’s Money Fund Report™) — All Taxable, First Tier is a composite of taxable money market funds that meet the SEC’s definition of first tier securities contained in Rule 2a-7 under the Investment Company Act of 1940. It does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.

An investment in this Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although, the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The seven-day current and effective yields were 1.55% and 1.56% for the Investor Class, 1.20% and 1.21% for Class A, and 0.96% and 0.96% for Class M, respectively, as of June 30, 2002.

*	Investor Class — October 2, 1995. Class A and Class M — June 30, 1998; average annual returns are based on the October 2, 1995 commencement date for the Investor Class.

**	Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through June 30, 2002.

Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A and Class M prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.

This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT	page	30

TRANSAMERICA PREMIER CASH RESERVE FUND
Schedule of Investments — June 30, 2002 (Unaudited)

			Principal Amount	Amortized Cost

COMMERCIAL PAPER—DOMESTIC — 81.7%
Banks — 5.0%
Wells Fargo & Company
	1.700%	07/01/02	$1,800,000	$1,800,000
	1.580%	07/02/02	650,000	649,971
	1.750%	08/12/02	2,500,000	2,494,896
	1.750%	08/13/02	2,500,000	2,494,774
	1.750%	08/15/02	2,500,000	2,494,531
	1.750%	08/16/02	2,500,000	2,494,410
	1.720%	08/19/02	2,000,000	1,995,318

				14,423,900

Beverages — 4.9%
Coca Cola Company
	1.760%	09/06/02	4,000,000	3,986,898
	1.760%	09/12/02	10,000,000	9,964,311

				13,951,209

Chemicals — 0.4%
E. I. du Pont de Nemours and Company
	1.750%	07/11/02	1,100,000	1,099,465

Commercial Financial Services — 0.6%
IBM Credit Corporation
	1.790%	08/26/02	1,500,000	1,495,824
Pitney Bowes Credit Corporation
	1.730%	07/02/02	100,000	99,995

				1,595,819

Computers & Peripherals — 5.2%
IBM Corporation
	1.670%	07/16/02	15,000,000	14,989,562

Consumer Financial Services — 2.5%
Toyota Motor Credit Company
	1.740%	07/02/02	950,000	949,954
	1.750%	07/11/02	1,000,000	999,514
	1.710%	07/12/02	2,000,000	1,998,955
	1.740%	08/02/02	2,000,000	1,996,907
	1.740%	08/05/02	600,000	598,985
	1.740%	08/08/02	600,000	598,898

				7,143,213

Consumer Products — 0.2%
The Procter & Gamble Company
	1.740%	07/30/02	450,000	449,369

Diversified Financials — 9.6%
Goldman Sachs Group LP
	1.800%	07/02/02	2,000,000	1,999,900
	1.770%	07/03/02	500,000	499,951
	1.800%	07/18/02	500,000	499,575
	1.770%	07/31/02	1,000,000	998,525
	1.770%	08/07/02	1,000,000	998,181
	1.770%	08/20/02	4,000,000	3,990,166
	1.920%	08/29/02	800,000	797,483

		Principal Amount	Amortized Cost

1.970%	09/10/02	$470,000	$468,174
1.750%	10/17/02	2,000,000	1,989,500
Merrill Lynch & Company, Inc.
1.770%	08/19/02	770,000	768,145
1.810%	09/19/02	4,500,000	4,481,900
1.940%	11/18/02	10,000,000	9,924,555

			27,416,055

Drugs & Health Care — 3.8%
Abbott Laboratories
1.740%	07/17/02	1,000,000	999,227
1.760%	07/23/02	950,000	948,978
1.750%	08/06/02	9,000,000	8,984,250

			10,932,455

Electric Utilities — 5.0%
Duke Energy Corporation
1.720%	07/05/02	2,500,000	2,499,522
1.700%	07/23/02	3,700,000	3,696,156
1.700%	07/30/02	6,200,000	6,191,510
1.690%	07/31/02	2,000,000	1,997,183

			14,384,371

Electrical Equipment — 1.2%
Emerson Electric Company
1.750%	08/20/02	700,000	698,299
1.740%	08/21/02	1,000,000	997,535
1.750%	08/22/02	670,000	668,306
1.740%	08/27/02	1,000,000	997,245

			3,361,385

Financial Services — 22.0%
Asset Securitization Cooperative Corporation
1.780%	07/09/02	300,000	299,882
1.790%	07/09/02	1,400,000	1,399,443
1.800%	07/09/02	2,000,000	1,999,200
1.780%	07/22/02	300,000	299,689
1.780%	08/07/02	400,000	399,268
1.790%	08/08/02	2,500,000	2,495,276
1.780%	08/20/02	1,600,000	1,596,044
1.790%	08/20/02	1,000,000	997,514
1.780%	08/21/02	1,500,000	1,496,218
1.790%	08/21/02	1,000,000	997,464
1.800%	08/26/02	3,000,000	2,991,600
Caterpillar Financial Services Corporation
1.730%	07/03/02	10,000,000	9,999,039
1.780%	08/05/02	330,000	329,429
1.760%	08/07/02	440,000	439,204
1.900%	10/10/02	4,500,000	4,476,012
Ciesco LP
1.770%	07/02/02	250,000	249,988
1.760%	08/16/02	1,800,000	1,795,952
1.760%	09/04/02	2,300,000	2,292,691

See notes to financial statements

page	31	TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT

TRANSAMERICA PREMIER CASH RESERVE FUND (CONTINUED)
Schedule of Investments — June 30, 2002 (Unaudited)

		Principal Amount	Amortized Cost

Corporate Asset Funding Corporation
1.760%	07/08/02	$5,000,000	$4,998,289
1.770%	07/22/02	1,000,000	998,967
1.760%	08/27/02	5,000,000	4,986,067
Delaware Funding Corporation
1.780%	07/17/02	1,000,000	999,209
1.790%	07/18/02	1,000,000	999,155
1.780%	08/09/02	900,000	898,264
Receivables Capital Corporation
1.780%	07/12/02	1,500,000	1,499,184
1.790%	07/15/02	1,500,000	1,498,956
1.800%	07/18/02	1,154,000	1,153,019
1.800%	07/25/02	4,500,000	4,494,600
1.780%	08/02/02	800,000	798,734
1.780%	08/13/02	3,000,000	2,993,622
1.780%	09/09/02	2,000,000	1,993,078

			62,865,057

Food & Drug Retailing — 5.1%
Unilever Capital Corporation
1.740%	07/19/02	10,000,000	9,991,300
1.740%	07/24/02	4,500,000	4,494,998

			14,486,298

Insurance — 4.6%
AIG Funding, Inc.
1.790%	08/14/02	100,000	99,781
1.850%	08/14/02	700,000	698,417
1.750%	09/04/02	3,200,000	3,189,889
1.760%	09/16/02	700,000	697,365
1.750%	09/18/02	1,000,000	996,160
1.750%	09/20/02	1,000,000	996,062
1.770%	10/07/02	390,000	388,121
1.770%	10/09/02	2,000,000	1,990,167
1.840%	10/28/02	2,000,000	1,987,836
1.840%	10/29/02	2,000,000	1,987,733

			13,031,531

Media — 4.4%
Gannett Company, Inc.
1.750%	07/10/02	3,000,000	2,998,688
1.750%	07/23/02	2,000,000	1,997,861
1.750%	07/25/02	2,000,000	1,997,667
1.770%	07/25/02	800,000	799,056
1.750%	07/26/02	2,000,000	1,997,569
1.750%	08/07/02	450,000	449,191
1.750%	08/09/02	2,500,000	2,495,260

			12,735,292

Multiline Retail — 1.0%
Wal-Mart Stores, Inc.
1.740%	08/13/02	1,000,000	997,922
1.730%	08/27/02	2,000,000	1,994,521

			2,992,443

		Principal Amount	Amortized Cost

Personal Products — 2.2%
Gillette Company
1.740%	07/29/02	$2,500,000	$2,496,616
1.740%	08/05/02	2,500,000	2,495,771
1.900%	09/03/02	1,200,000	1,195,947

			6,188,334

Pharmaceuticals — 2.3%
Pfizer, Inc.
1.730%	07/01/02	1,500,000	1,500,000
1.740%	07/01/02	2,000,000	2,000,000
1.730%	08/01/02	3,000,000	2,995,531

			6,495,531

Wireless Telecommunications Services — 1.7%
SBC Communications, Inc.
1.750%	07/15/02	850,000	849,421
1.760%	07/16/02	1,000,000	999,267
1.760%	07/18/02	3,110,000	3,107,415

			4,956,103

Total Commercial Paper — Domestic
(amortized cost $233,497,392)			233,497,392

COMMERCIAL PAPER — FOREIGN — 9.3%
Banks — 5.5%
Toronto Dominion Holdings
1.750%	07/15/02	1,000,000	999,320
1.790%	08/22/02	4,500,000	4,488,365
1.790%	08/23/02	10,000,000	9,973,647
1.830%	10/10/02	350,000	348,203

			15,809,535

Food Products — 3.8%
Canadian Wheat Board
1.740%	07/10/02	500,000	499,783
1.740%	07/11/02	500,000	499,758
1.740%	07/12/02	500,000	499,734
1.780%	07/26/02	300,000	299,629
1.760%	08/02/02	1,200,000	1,198,123
1.770%	09/13/02	4,500,000	4,483,627
1.740%	10/11/02	2,100,000	2,089,647
1.750%	10/11/02	1,200,000	1,194,050

			10,764,351

Total Commercial Paper — Foreign
(amortized cost $26,573,886)			26,573,886

U.S. GOVERNMENT SECURITIES — 4.4%
Federal Home Loan Mortgage Corporation
1.910%	09/05/02	750,000	747,374
1.990%	10/03/02	750,000	746,103
Federal National Mortgage Association
1.730%	08/14/02	10,000,000	9,978,855
1.740%	09/11/02	598,000	595,919
1.740%	10/02/02	520,000	517,663

See notes to financial statements

TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT	page	32

TRANSAMERICA PREMIER CASH RESERVE FUND (CONCLUDED)
Schedule of Investments — June 30, 2002 (Unaudited)

			Principal Amount	Amortized Cost

Total U.S. Government Securities
(amortized cost $12,585,914)				$12,585,914

SHORT TERM NOTES — 4.5%
Banks — 3.5%
Canadian Imperial Bank of Commerce
	1.750%	07/02/02	$2,000,000	2,000,000
	1.800%	07/08/02	900,000	900,000
	1.760%	07/22/02	2,000,000	2,000,000
	1.880%	09/09/02	1,100,000	1,100,000
	1.900%	10/22/02	2,000,000	2,000,000
	1.900%	10/23/02	2,000,000	2,000,000

				10,000,000

Commercial Financial Services — 0.4%
General Electric Capital Corporation
	7.000%	02/03/03	1,200,000	1,231,248

Diversified Financials — 0.4%
Merrill Lynch & Company, Inc.
	6.000%	02/12/03	1,000,000	1,021,505

Media — 0.2%
Gannett Company, Inc.
	1.770%	07/02/02	691,000	690,966

Total Short Term Notes
(amortized cost $12,943,719)				12,943,719

TIME DEPOSIT — 0.1%
State Street Bank & Trust Company
(amortized cost $130,000)	1.250%	07/01/02	130,000	130,000

Total Investments — 100.0%
(amortized cost $285,730,911)				285,730,911
Other Assets Less Liabilities — 0.0%				43,576

Net Assets — 100.0%				$285,774,487

See notes to financial statements

page	33	TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2002 (Unaudited)

	Transamerica Premier Aggressive Growth Fund	Transamerica Premier Growth Opportunities Fund	Transamerica Premier Equity Fund	Transamerica Premier Core Equity Fund	Transamerica Premier Index Fund	Transamerica Premier Balanced Fund	Transamerica Premier High Yield Bond Fund	Transamerica Premier Bond Fund	Transamerica Premier Cash Reserve Fund

Assets
Investments, at cost	$89,199,293	$108,005,668	$120,170,449	$11,742,254	$47,615,387	$129,939,565	$107,114,427	$27,415,212	$285,730,911

Investments, at value	$76,547,356	$108,352,232	$119,701,125	$11,707,719	$46,686,707	$138,192,747	$104,546,090	$26,007,875	$285,730,911
Cash	—	936	610	896	732	885	664	96	284
Receivables:
Dividends and interest	22,212	15,500	55,954	7,642	48,713	915,115	2,113,949	539,390	91,331
Securities sold	235,542	—	103,708	—	24,934	—	1,073,448	150,000	—
Fund shares sold	17,476	4,412,048	212,471	4,195	65,540	59,043	595	234,024	57,141
Reimbursement from adviser	26,416	12,471	6,921	14,148	37,688	6,149	9,498	6,329	58,932
Prepaid expenses and other assets	3,719	5,200	8,204	533	3,702	8,755	4,423	3,964	9,174

	$76,852,721	$112,798,387	$120,088,993	$11,735,133	$46,868,016	$139,182,694	$107,748,667	$26,941,678	$285,947,773

Liabilities
Payables:
Securities purchased	—	—	—	—	21,546	1,157,113	2,419,326	995,837	—
Fund shares redeemed	3,167	1,210,580	257,497	1,850	5,768	162,043	29,580	13,830	41,505
Payable due to custodian	154,011	—	—	—	—	—	—	—	—
Advisory fees	56,204	78,330	87,835	7,538	11,835	86,153	48,519	13,258	88,982
Directors’ fees	1,847	1,709	2,084	137	607	1,906	1,467	395	1,367
Distribution fees	16,955	23,485	26,382	2,794	4,579	29,296	522	5,799	1,408
Variation margin	—	—	—	—	5,225	—	—	—	—
Other accrued expenses	85,002	95,871	80,131	7,348	42,109	45,445	17,475	21,156	40,024

	317,186	1,409,975	453,929	19,667	91,669	1,481,956	2,516,889	1,050,275	173,286

Total Net Assets	$76,535,535	$111,388,412	$119,635,064	$11,715,466	$46,776,347	$137,700,738	$105,231,778	$25,891,403	$285,774,487

Net Assets Consist Of:
Paid in capital	$129,494,869	$162,797,616	$128,249,074	$12,469,374	$50,303,509	$141,641,496	$134,656,828	$28,373,572	$285,774,487
Undistributed net investment income (loss)	(553,052)	(735,762)	(710,166)	(18,553)	297,133	1,351,543	(538,401)	(54,019)	—
Accumulated net realized gain (loss) on investments and futures transactions	(39,754,345)	(51,020,006)	(7,434,520)	(700,820)	(2,780,527)	(13,545,483)	(26,318,312)	(1,020,813)	—
Net unrealized appreciation (depreciation) of investments and futures contracts	(12,651,937)	346,564	(469,324)	(34,535)	(1,043,768)	8,253,182	(2,568,337)	(1,407,337)	—

Total Net Assets	$76,535,535	$111,388,412	$119,635,064	$11,715,466	$46,776,347	$137,700,738	$105,231,778	$25,891,403	$285,774,487

Investor Class
Net Assets	$74,278,055	$108,783,604	$115,711,338	$9,953,700	$44,870,275	$133,134,609	$2,289,202	$23,521,000	$281,670,288
Shares Outstanding	7,046,100	7,331,164	8,219,552	1,005,406	3,158,410	7,492,148	314,438	2,573,835	281,670,288

Net Asset Value, Offering Price and Redemption Price Per Share	$10.54	$14.84	$14.08	$9.90	$14.21	$17.77	$7.28	$9.14	$1.00

Institutional Class
Net Assets	$—	$—	$—	$—	$—	$—	$102,942,576	$—	$—
Shares Outstanding	—	—	—	—	—	—	14,227,914	—	—

Net Asset Value, Offering Price and Redemption Price Per Share	$—	$—	$—	$—	$—	$—	$7.24	$—	$—

Class A
Net Assets	$1,179,815	$1,537,153	$2,926,964	$1,169,200	$798,112	$3,641,359	$—	$2,057,207	$2,614,029
Shares Outstanding	112,584	104,448	210,267	118,536	56,298	205,886	—	225,541	2,614,029

Net Asset Value and Redemption Price Per Share	$10.48	$14.72	$13.92	$9.86	$14.18	$17.69	$—	$9.12	$1.00

Maximum Sales Charge	5.25%	5.25%	5.25%	5.25%	5.25%	5.25%		4.75%
Maximum Offering Price Per Share	$11.06	$15.54	$14.69	$10.41	$14.97	$18.67	$—	$9.57	$—

Class M
Net Assets	$1,077,665	$1,067,655	$996,762	$592,566	$1,107,960	$924,770	$—	$313,196	$1,490,170
Shares Outstanding	104,087	73,458	72,429	60,563	78,175	52,250	—	34,215	1,490,170

Net Asset Value and Redemption Price Per Share	$10.35	$14.53	$13.76	$9.78	$14.17	$17.70	$—	$9.15	$1.00

Maximum Sales Charge	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%		1.00%
Maximum Offering Price Per Share	$10.45	$14.68	$13.90	$9.88	$14.31	$17.88	$—	$9.24	$—

See notes to financial statements

TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT	page	34

STATEMENTS OF OPERATIONS
For the six month ended June 30, 2002 (Unaudited)

	Transamerica Premier Aggressive Growth Fund	Transamerica Premier Growth Opportunities Fund	Transamerica Premier Equity Fund	Transamerica Premier Core Equity Fund	Transamerica Premier Index Fund	Transamerica Premier Balanced Fund	Transamerica Premier High Yield Bond Fund	Transamerica Premier Bond Fund	Transamerica Premier Cash Reserve Fund

Investment Income
Interest income	$1,327	$14,393	$11,565	$27,088	$52,898	$1,453,125	$5,076,492	$835,065	$1,177,348
Dividend income	127,375	131,730	267,650	32,133	305,882 *	495,063	58,125	3,750	—

Total Income	128,702	146,123	279,215	59,221	358,780	1,948,188	5,134,617	838,815	1,177,348

Expenses
Investment adviser fee	412,082	533,677	597,644	47,559	73,661	536,730	288,165	79,046	215,294
Transfer agent fees:
Investor class	136,369	118,443	117,031	21,324	59,507	52,854	19,340	22,918	79,343
Institutional class	—	—	—	—	—	—	14,876	—	—
Class A	13,888	13,933	14,850	13,967	13,389	15,049	—	14,737	13,389
Class M	14,876	14,876	14,876	14,876	14,876	14,876	—	14,876	14,876
Distribution fees:
Investor class	118,023	153,604	171,382	13,610	23,521	174,864	3,224	29,634	—
Class A	1,986	2,542	4,035	2,046	1,426	3,897	—	4,009	3,479
Class M	4,221	3,705	3,632	1,876	3,753	3,031	—	1,050	6,003
Custodian fees	43,479	41,990	47,448	18,031	65,528	43,027	27,450	18,497	33,720
Registration fees	17,710	15,837	12,657	15,621	17,206	20,082	5,474	17,730	23,568
Audit fees	10,545	12,318	14,641	1,061	4,352	12,834	9,196	2,182	6,960
Printing	13,318	15,031	17,286	1,385	5,512	16,468	11,829	2,910	8,688
Directors’ fees and expenses	3,815	4,260	5,099	399	1,576	4,754	3,427	855	2,510
Other expenses	3,006	3,189	3,871	266	6,905	3,598	2,622	591	2,106

Total expenses before waiver and reimbursement	793,318	933,405	1,024,452	152,021	291,212	902,064	385,603	209,035	409,936
Reimbursed expenses and waived fees	(111,564)	(51,520)	(35,071)	(74,247)	(225,710)	(33,902)	(41,820)	(35,753)	(246,787)

Net Expenses	681,754	881,885	989,381	77,774	65,502	868,162	343,783	173,282	163,149

Net Investment Income (Loss)	(553,052)	(735,762)	(710,166)	(18,553)	293,278	1,080,026	4,790,834	665,533	1,014,199

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments and futures contracts	(15,131,168)	10,323,733	(2,289,913)	(438,176)	(1,357,861)	(8,602,385)	(8,618,135)	(1,008,254)	—
Change in net unrealized appreciation (depreciation) of investments and futures contracts	(8,957,383)	(14,738,618)	(23,629,630)	(1,024,846)	(5,881,239)	40,804	(297,437)	(1,327,177)	—

Net Realized and Unrealized Gain (Loss) Investments	(24,088,551)	(4,414,885)	(25,919,543)	(1,463,022)	(7,239,100)	(8,561,581)	(8,915,572)	(2,335,431)	—

Net Increase (Decrease) in Net Assets Resulting From Operations	$(24,641,603)	$(5,150,647)	$(26,629,709)	$(1,481,575)	$(6,945,822)	$(7,481,555)	$(4,124,738)	$(1,669,898)	$1,014,199

*	Net of foreign withholding taxes of $1,629 for the Index Fund.

See notes to financial statements

page	35	TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

	Transamerica Premier Aggressive Growth Fund		Transamerica Premier Growth Opportunities Fund		Transamerica Premier Equity Fund
	Period Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001	Period Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001	Period Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001

Decrease in Net Assets
Operations
Net investment loss	$(553,052)	$(1,153,648)	$(735,762)	$(1,569,627)	$(710,166)	$(1,795,363)
Net realized gain (loss) on investments and futures transactions	(15,131,168)	(24,595,068)	10,323,733	(61,225,333)	(2,289,913)	(4,950,391)
Net change in unrealized appreciation (depreciation) of investments	(8,957,383)	(14,788,802)	(14,738,618)	11,004,484	(23,629,630)	(33,423,796)

Net decrease in net assets resulting from operations	(24,641,603)	(40,537,518)	(5,150,647)	(51,790,476)	(26,629,709)	(40,169,550)

Dividends / Distributions to Shareholders
Net investment income:
Investor class	—	—	—	—	—	—
Institutional class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class M	—	—	—	—	—	—
Net realized gains:
Investor class	—	(5,969,002)	—	(5,385,344)	—	—
Institutional class	—	—	—	—	—	—
Class A	—	(32,622)	—	(27,197)	—	—
Class M	—	(83,603)	—	(48,970)	—	—

Net decrease in net assets resulting from distributions	—	(6,085,227)	—	(5,461,511)	—	—

Fund Share Transactions	(8,320,829)	(17,694,010)	(15,886,180)	(37,294,556)	(9,230,449)	(48,039,886)

Net decrease in net assets	(32,962,432)	(64,316,755)	(21,036,827)	(94,546,543)	(35,860,158)	(88,209,436)
Net Assets
Beginning of period	109,497,967	173,814,722	132,425,239	226,971,782	155,495,222	243,704,658

End of period[1]	$76,535,535	$109,497,967	$111,388,412	$132,425,239	$119,635,064	$155,495,222

[1]Includes undistributed net investment income (loss) of:	$(553,052)	$—	$(735,762)	$—	$(710,166)	$—

See notes to financial statements

TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT	page	36

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	Transamerica Premier Core Equity Fund		Transamerica Premier Index Fund		Transamerica Premier Balanced Fund
	Period Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001	Period Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001	Period Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001

Decrease in Net Assets
Operations
Net investment income (loss)	$(18,553)	$(118,167)	$293,278	$576,255	$1,080,026	$2,358,105
Net realized loss on investments and futures transactions	(438,176)	(262,644)	(1,357,861)	(1,231,099)	(8,602,385)	(4,831,684)
Net change in unrealized appreciation (depreciation) of investments	(1,024,846)	(770,665)	(5,881,239)	(5,198,252)	40,804	(5,180,853)

Net decrease in net assets resulting from operations	(1,481,575)	(1,151,476)	(6,945,822)	(5,853,096)	(7,481,555)	(7,654,432)

Dividends / Distributions to Shareholders
Net investment income:
Investor class	—	—	—	(556,708)	—	(2,244,880)
Institutional class	—	—	—	—	—	—
Class A	—	—	—	(6,410)	—	(5,120)
Class M	—	—	—	(9,117)	—	(10,687)
Net realized gains:
Investor class	—	(38,008)	—	—	—	(266,611)
Institutional class	—	—	—	—	—	—
Class A	—	(888)	—	—	—	(773)
Class M	—	(2,035)	—	—	—	(2,009)

Net decrease in net assets resulting from distributions	—	(40,931)	—	(572,235)	—	(2,530,080)

Fund Share Transactions	1,361,715	130,705	5,503,037	6,934,098	5,115,927	42,085,574

Net increase (decrease) in net assets	(119,860)	(1,061,702)	(1,442,785)	508,767	(2,365,628)	31,901,062
Net Assets
Beginning of period	11,835,326	12,897,028	48,219,132	47,710,365	140,066,366	108,165,304

End of period[1]	$11,715,466	$11,835,326	$46,776,347	$48,219,132	$137,700,738	$140,066,366

[1]Includes undistributed net investment income (loss) of:	$(18,553)	$—	$297,133	$3,855	$1,351,543	$168,180

See notes to financial statements

page	37	TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

	Transamerica Premier High Yield Bond Fund		Transamerica Premier Bond Fund		Transamerica Premier Cash Reserve Fund
	Period Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001	Period Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001	Period Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001

Increase (Decrease) in Net Assets Operations
Net investment income	$4,790,834	$8,324,145	$665,533	$1,179,711	$1,014,199	$3,016,579
Net realized gain (loss) on investments and futures transactions	(8,618,135)	(12,137,096)	(1,008,254)	680,719	—	—
Net change in unrealized appreciation (depreciation) of investments	(297,437)	8,140,490	(1,327,177)	82,533	—	—

Net increase (decrease) in net assets resulting from operations	(4,124,738)	4,327,539	(1,669,898)	1,942,963	1,014,199	3,016,579

Dividends / Distributions to Shareholders
Net investment income:
Investor class	(132,670)	(173,883)	(648,455)	(1,223,743)	(988,526)	(2,912,436)
Institutional class	(5,196,565)	(8,923,451)	—	—	—	—
Class A	—	—	(62,219)	(16,038)	(13,830)	(58,858)
Class M	—	—	(8,878)	(11,472)	(11,843)	(45,285)
Net realized gains:
Investor class	—	—	—	(476,198)	—	—
Institutional class	—	—	—	—	—	—
Class A	—	—	—	(6,112)	—	—
Class M	—	—	—	(6,817)	—	—

Net decrease in net assets resulting from distributions	(5,329,235)	(9,097,334)	(719,552)	(1,740,380)	(1,014,199)	(3,016,579)

Fund Share Transactions	11,780,037	20,683,895	4,724,376	2,770,573	211,333,126	(63,719,844)

Net increase (decrease) in net assets	2,326,064	15,914,100	2,334,926	2,973,156	211,333,126	(63,719,844)
Net Assets
Beginning of period	102,905,714	86,991,614	23,556,477	20,583,321	74,441,361	138,161,205

End of period[1]	$105,231,778	$102,905,714	$25,891,403	$23,556,477	$285,774,487	$74,441,361

[1]Includes undistributed net investment income (loss) of:	$(538,401)	$(446,629)	$(54,019)	$(43,806)	$—	$—

See notes to financial statements

TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT	page	38

FINANCIAL HIGHLIGHTS
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Transamerica Premier Aggressive Growth Fund

	Investor Class
	Period Ended June 30, 2002 (Unaudited)		Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999	Year Ended December 31, 1998		Period Ended December 31, 1997*

Net Asset Value
Beginning of period	$13.84		$19.24	$33.55	$22.42	$12.18		$10.00

Operations
Net investment loss[1]	(0.07)[a]		(0.14)[a]	(0.39)[a]	(0.33)[a]	(0.04)		(0.03)
Net realized and unrealized gain (loss) on investments	(3.23)		(4.46)	(4.35)	12.37	10.28		2.21

Total from investment operations	(3.30)		(4.60)	(4.74)	12.04	10.24		2.18

Dividends/Distributions to Shareholders
Net investment income	—		—	—	—	—		—
Net realized gains on investments	—		(0.80)	(9.57)	(0.91)	—		—

Total dividends/distributions	—		(0.80)	(9.57)	(0.91)	—		—

Net Asset Value
End of period	$10.54		$13.84	$19.24	$33.55	$22.42		$12.18

Total Return[2]	(23.84%	)	(23.92% )	(18.60% )	54.25%	84.07%		21.80%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.40%	†	1.40%	1.32%	1.39%	1.40%		1.40%	†
Before reimbursement/fee waiver	1.56%	†	1.45%	1.32%	1.39%	1.60%		2.08%	†
Net investment loss, after reimbursement/fee waiver	(1.13%	)†	(0.88% )	(1.14% )	(1.30% )	(0.92%	)	(0.59%	)†
Portfolio turnover rate	22%		70%	65%	80%	32%		17%
Net assets, end of period (in thousands)	$74,278		$107,384	$171,901	$236,741	$177,493		$12,780

†	Annualized

*	Inception (Investor Class) — June 30, 1997; funds commenced operations July 1, 1997.

[1]
Net investment loss is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(0.08), $(0.15), $(0.39), $(0.33), $(0.05) and $(0.06) for the periods ended June 30, 2002 and December 31, 2001, 2000, 1999, 1998 and 1997, respectively.

[2]	Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year.

[a]	Per share net investment loss has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements

page	39	TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT

FINANCIAL HIGHLIGHTS (CONTINUED)
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Transamerica Premier Growth Opportunities Fund Ù

	Investor Class
	Period Ended June 30, 2002 (Unaudited)		Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999	Year Ended December 31, 1998	Year Ended December 31, 1997*

Net Asset Value
Beginning of period	$15.57		$20.82	$38.95	$21.99	$12.49	$10.00

Operations
Net investment loss[1]	(0.09)[a]		(0.17)[a]	(0.44)[a]	(0.29)[a]	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	(0.64)		(4.42)	(7.70)	20.29	9.93	2.51

Total from investment operations	(0.73)		(4.59)	(8.14)	20.00	9.91	2.49

Dividends/Distributions to Shareholders
Net investment income	—		—	—	—	—	—
Net realized gains on investments	—		(0.66)	(9.99)	(3.04)	(0.41)	—

Total dividends/distributions	—		(0.66)	(9.99)	(3.04)	(0.41)	—

Net Asset Value
End of period	$14.84		$15.57	$20.82	$38.95	$21.99	$12.49

Total Return[2]	(4.69%	)	(22.07% )	(26.00% )	93.99%	80.27%	24.90%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.40%	†	1.40%	1.26%	1.34%	1.40%	1.40%	†
Before reimbursement/fee waiver	1.43%	†	1.41%	1.26%	1.34%	1.59%	2.12%	†
Net investment loss, after reimbursement/fee waiver	(1.17%	)†	(1.07% )	(1.11% )	(1.09% )	(0.67% )	(0.43%	)†
Portfolio turnover rate	10%		55%	78%	50%	26%	74%
Net assets, end of period (in thousands)	$108,784		$130,559	$224,934	$345,341	$209,388	$11,122

Ù	On May 1, 2002, the name of the Fund changed from the Transamerica Small Company Fund to the Transamerica Premier Growth Opportunities Fund.

†	Annualized

*	Inception (Investor Class) — June 30, 1997; funds commenced operations July 1, 1997.

[1]
Net investment loss is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(0.09), $(0.17), $(0.44), $(0.29), $(0.03) and $(0.06) for the periods ended June 30, 2002 and December 31, 2001, 2000, 1999, 1998 and 1997, respectively.

[2]	Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year.

[a]	Per share net investment loss has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT	page	40

FINANCIAL HIGHLIGHTS (CONTINUED)
The following table includes selected data for a share outstanding throughout each period and other performance derived from the financial statements.

	Transamerica Premier Equity Fund

	Investor Class
	Period Ended June 30, 2002 (Unaudited)		Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999	Year Ended December 31, 1998	Year Ended December 31, 1997

Net Asset Value
Beginning of period	$17.11		$20.77	$31.96	$24.78	$18.53	$12.65

Operations
Net investment loss[1]	(0.08)[a]		(0.20)	(0.34)[a]	(0.29)[a]	(0.15)	(0.04)
Net realized and unrealized gain (loss) on investments	(2.95)		(3.46)	(3.42)	8.40	6.42	6.05

Total from investment operations	(3.03)		(3.66)	(3.76)	8.11	6.27	6.01

Dividends/Distributions to Shareholders
Net investment income	—		—	—	—	—	—
Net realized gains on investments	—		—	(7.43)	(0.93)	(0.02)	(0.13)

Total dividends/distributions	—		—	(7.43)	(0.93)	(0.02)	(0.13)

Net Asset Value
End of period	$14.08		$17.11	$20.77	$31.96	$24.78	$18.53

Total Return[2]	(17.71%	)	(17.62% )	(13.81% )	33.26%	33.85%	47.51%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.40%	†	1.34%	1.26%	1.30%	1.42%	1.49%
Before reimbursement/fee waiver	1.40%	†	1.34%	1.26%	1.30%	1.42%	1.51%
Net investment loss, after reimbursement/fee waiver	(1.00%	)†	(0.98% )	(1.07% )	(1.07% )	(0.96% )	(0.71% )
Portfolio turnover rate	14%		42%	40%	42%	59%	13%
Net assets, end of period (in thousands)	$115,711		$153,607	$241,814	$323,538	$290,318	$111,567

†	Annualized

[1]
Net investment loss is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net income loss per share would have been $(0.08), $(0.20), $(0.34), $(0.29), $(0.15) and $(0.04) for the periods ended June 30, 2002 and December 31, 2001, 2000, 1999, 1998 and 1997, respectively.

[2]	Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year.

[a]	Per share net investment loss has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements

page	41	TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT

FINANCIAL HIGHLIGHTS (CONTINUED)
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Transamerica Premier Core Equity FundÙ

	Investor Class
	Period Ended June 30, 2002 (Unaudited)		Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999		Period Ended December 31, 1998*

Net Asset Value
Beginning of period	$11.10		$12.12	$11.37	$10.59		$10.00

Operations
Net investment income (loss)[1]	(0.01)[a]		(0.11)	(0.10)[a]	(0.10)[a]		—
Net realized and unrealized gain (loss) on investments	(1.19)		(0.87)	1.32	0.88		0.62

Total from investment operations	(1.20)		(0.98)	1.22	0.78		0.62

Dividends/Distributions to Shareholders
Net investment income	—		—	—	—		(0.03)
Net realized gains on investments	—		(0.04)	(0.47)	—		—

Total dividends/distributions	—		(0.04)	(0.47)	—		(0.03)

Net Asset Value
End of period	$9.90		$11.10	$12.12	$11.37		$10.59

Total Return[2]	(10.81%	)	(8.10% )	10.72%	7.37%		6.19%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.20%	†	1.20%	1.20%	1.20%		1.20%	†
Before reimbursement/fee waiver	1.83%	†	1.77%	1.82%	1.96%		2.21%	†
Net investment loss, after reimbursement/fee waiver	(0.27%	)†	(0.91% )	(0.82% )	(0.90%	)	(0.04%	)†
Portfolio turnover rate	46%		61%	52%	87%		72%
Net assets, end of period (in thousands)	$9,954		$10,980	$12,311	$9,256		$9,111

Ù	On May 1, 2002, the name of the Fund changed from the Transamerica Premier Value Fund to the Transamerica Premier Core Equity Fund.

†	Annualized

*	Inception (Investor Class) — March 31, 1998; fund commenced operations April 1, 1998.

[1]
Net investment loss is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(0.05), $(0.18), $(0.18), $(0.18), and $(0.08) for the periods ended June 30, 2002 and December 31, 2001, 2000, 1999, and 1998, respectively.

[2]	Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year.

[a]	Per share net investment loss has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT	page	42

	Transamerica Premier Index Fund

	Investor Class
	Period Ended June 30, 2002 (Unaudited)		Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999	Year Ended December 31, 1998	Year Ended December 31, 1997

Net Asset Value
Beginning of period	$16.36		$18.81	$21.39	$18.63	$15.49	$11.96

Operations
Net investment income[1]	0.09		0.20	0.33 [a]	0.34[a]	0.37	0.32
Net realized and unrealized gain (loss) on investments	(2.24)		(2.45)	(2.27)	3.47	3.98	3.60

Total from investment operations	(2.15)		(2.25)	(1.94)	3.81	4.35	3.92

Dividends/Distributions to Shareholders
Net investment income	—		(0.20)	(0.32)	(0.30)	(0.37)	(0.32)
Net realized gains on investments	—		—	(0.32)	(0.75)	(0.84)	(0.07)

Total dividends/distributions	—		(0.20)	(0.64)	(1.05)	(1.21)	(0.39)

Net Asset Value
End of period	$14.21		$16.36	$18.81	$21.39	$18.63	$15.49

Total Return[2]	(13.14%	)	(11.97% )	(9.15% )	20.65%	28.45%	33.14%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	0.25%	†	0.25%	0.25%	0.25%	0.25%	0.25%
Before reimbursement/fee waiver	1.03%	†	1.01%	0.92%	0.99%	1.14%	1.57%
Net investment income, after reimbursement/fee waiver	1.21%	†	1.27%	1.58%	1.67%	2.26%	2.31%
Portfolio turnover rate	9%		14%	18%	22%	32%	11%
Net assets, end of period (in thousands)	$44,870		$46,252	$46,309	$50,374	$36,342	$23,992

†	Annualized

[1]
Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income per share would have been $0.03, $0.08, $0.19, $0.19, $0.22 and $0.14 for the periods ended June 30, 2002 and December 31, 2001, 2000, 1999, 1998 and 1997, respectively.

[2]	Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year.

[a]	Per share net investment income has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements

page	43	TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT

FINANCIAL HIGHLIGHTS (CONTINUED)
The following table includes selected data for a share outstanding throughout each period and other performance derived from the financial statements.

	Transamerica Premier Balanced Fund

	Investor Class
	Period Ended June 30, 2002 (Unaudited)		Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999	Year Ended December 31, 1998	Year Ended December 31, 1997

Net Asset Value
Beginning of period	$18.70		$20.09	$20.50	$19.24	$15.54	$11.57

Operations
Net investment income[1]	0.17[3]		0.34[3]	0.42[a]	0.35 [a]	0.23	0.11
Net realized and unrealized gain (loss) on investments	(1.10)		(1.38)	1.59	2.43	4.31	3.97

Total from investment operations	(0.93)		(1.04)	2.01	2.78	4.54	4.08

Dividends/Distributions to Shareholders
Net investment income	—		(0.31)	(0.28)	(0.37)	(0.22)	(0.11)
Net realized gains on investments	—		(0.04)	(2.14)	(1.15)	(0.62)	—

Total dividends/distributions	—		(0.35)	(2.42)	(1.52)	(0.84)	(0.11)

Net Asset Value
End of period	$17.77		$18.70	$20.09	$20.50	$19.24	$15.54

Total Return[2]	(4.97%	)	( 5.22% )	9.89%	14.81%	29.30%	35.38%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.20%	†	1.21%	1.24%	1.31%	1.43%	1.45%
Before reimbursement/fee waiver	1.20%	†	1.21%	1.24%	1.31%	1.43%	1.62%
Net investment income, after reimbursement/fee waiver	1.66%	†[3]	1.76%[3]	1.89%	1.76%	1.60%	0.83%
Portfolio turnover rate	32%		77%	96%	61%	32%	23%
Net assets, end of period (in thousands)	$133,135		$138,588	$107,140	$64,448	$61,920	$26,799

†	Annualized

[1]
Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net income per share would have been $0.17, $0.34, $0.42, $0.35, $0.23 and $0.09 for the periods ended June 30, 2002 and December 31, 2001, 2000, 1999, 1998 and 1997, respectively.

[2]	Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year.

[3]
If the Fund had not adopted the provisions of the AICPA Guide for Investment Companies, net investment income per share would have been $0.18 and $0.34 and the ratio of net investment income to average net assets would have been 1.75% and 1.87% for the periods ended June 30, 2002 and December 31, 2001, respectively.

a	Per share net investment income has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT	page	44

	Transamerica Premier High Yield Bond Fund

	Investor Class
	Period Ended June 30, 2002 (Unaudited)		Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999	Period Ended December 31, 1998*

Net Asset Value
Beginning of period	$7.96		$8.35	$9.29	$9.63	$10.00

Operations
Net investment income[1]	0.40[3]		0.71[3]	0.77	0.79	0.73
Net realized and unrealized loss on investments	(0.70)		(0.35)	(0.93)	(0.27)	(0.68)

Total from investment operations	(0.30)		0.36	(0.16)	0.52	0.05

Dividends/Distributions to Shareholders
Net investment income	(0.38)		(0.75)	(0.78)	(0.86)	(0.41)
Net realized gains on investments	—		—	—	—	(0.01)

Total dividends/distributions	(0.38)		(0.75)	(0.78)	(0.86)	(0.42)

Net Asset Value
End of period	$7.28		$7.96	$8.35	$9.29	$9.63

Total Return[2]	(3.95%	)	4.49%	(2.01% )	5.43%	0.58%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	0.90%	†	0.90%	0.90%	0.90%	0.90% †
Before reimbursement/fee waiver	2.83%	†	3.54%	3.54%	3.60%	6.50% †
Net investment income, after reimbursement/fee waiver	9.84%	†[3]	8.45%[3]	8.67%	8.94%	23.97% †
Portfolio turnover rate	69%		119%	57%	30%	22%
Net assets, end of period (in thousands)	$2,289		$2,161	$1,607	$1,610	$1,402

†Annualized

*	Inception (Investor Class) — June 30, 1998; funds commenced operations on July 1, 1998.

[1]
Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income per share would have been $0.32, $0.48, $0.55, $0.55 and $0.56 for the periods ended June 30, 2002 and December 31, 2001, 2000, 1999 and 1998, respectively.

[2]	Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year.

[3]
If the Fund had not adopted the provisions of the AICPA Guide for Investment Companies, net investment income per share would have been $0.42 and $0.67, and the ratio of net investment income to average net assets would have been 10.01% and 9.17% for the periods ended June 30, 2002 and December 31, 2001, respectively.

See notes to financial statements

page	45	TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT

FINANCIAL HIGHLIGHTS (CONTINUED)
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Transamerica Premier Bond Fund

	Investor Class
	Period Ended June 30, 2002 (Unaudited)		Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999	Year Ended December 31, 1998	Year Ended December 31, 1997

Net Asset Value
Beginning of period	$9.99		$9.87	$9.73	$10.41	$10.19	$9.86

Operations
Net investment income[1]	0.28[3]		0.57[3]	0.62	0.58	0.61	0.62
Net realized and unrealized gain (loss) on investments	(0.87)		0.33	0.14	(0.60)	0.33	0.33

Total from investment operations	(0.59)		0.90	0.76	(0.02)	0.94	0.95

Dividends/Distributions to Shareholders
Net investment income	(0.26)		(0.57)	(0.62)	(0.59)	(0.61)	(0.62)
Net realized gains on investments	—		(0.21)	—	(0.07)	(0.11)	—

Total dividends/distributions	(0.26)		(0.78)	(0.62)	(0.66)	(0.72)	(0.62)

Net Asset Value
End of period	$9.14		$9.99	$9.87	$9.73	$10.41	$10.19

Total Return[2]	(5.98%	)	9.36%	8.10%	(0.22% )	9.58%	9.99%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.30%	†	1.30%	1.30%	1.30%	1.30%	1.30%
Before reimbursement/fee waiver	1.30%	†	1.36%	1.40%	1.47%	1.47%	1.64%
Net investment income, after reimbursement/fee waiver	5.40%	†[3]	5.32%[3]	6.41%	5.82%	5.94%	6.25%
Portfolio turnover rate	107%		442%	461%	301%	165%	99%
Net assets, end of period (in thousands)	$23,521		$22,914	$20,200	$16,833	$17,340	$14,236

†Annualized

[1]
Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income per share would have been $0.28, $0.56, $0.62, $0.57, $0.59 and $0.58 for the periods ended June 30, 2002 and December 31, 2001, 2000, 1999, 1998 and 1997, respectively.

[2]	Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year.

[3]
If the Fund had not adopted the provisions of the AICPA Guide for Investment Companies, net investment income per share would have been $0.28 and $0.56, and the ratio of net investment income to average net assets would have been 5.48% and 5.54% for the periods ended June 30, 2002 and December 31, 2001, respectively.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT	page	46

	Transamerica Premier Cash Reserve Fund

	Investor Class
	Period Ended June 30, 2002 (Unaudited)		Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999	Year Ended December 31, 1998	Year Ended December 31, 1997

Net Asset Value
Beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Operations
Net investment income[1]	0.01		0.04	0.06	0.05	0.05	0.05
Net realized and unrealized gain (loss) on investments	—		—	—	—	—	—

Total from investment operations	0.01		0.04	0.06	0.05	0.05	0.05

Dividends/Distributions to Shareholders
Net investment income	(0.01)		(0.04)	(0.06)	(0.05)	(0.05)	(0.05)
Net realized gains on investments	—		—	—	—	—	—

Total dividends/distributions	(0.01)		(0.04)	(0.06)	(0.05)	(0.05)	(0.05)

Net Asset Value
End of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[2]	0.87%		4.12%	6.34%	5.05%	5.45%	5.48%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	0.25%	†	0.25%	0.25%	0.25%	0.25%	0.25%
Before reimbursement/fee waiver	0.59%	†	0.74%	0.57%	0.66%	0.73%	0.95%
Net investment income, after reimbursement/fee waiver	1.66%	†	4.04%	6.16%	4.97%	5.29%	5.35%
Portfolio turnover rate	—		—	—	—	—	—
Net assets, end of period (in thousands)	$281,670		$68,898	$136,278	$165,301	$76,267	$51,246

†Annualized

[1]
Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income per share would have been $0.01, $0.04, $0.06, $0.05, $0.05 and $0.05 for the periods ended June 30, 2002 and December 31, 2001, 2000, 1999, 1998 and 1997, respectively.

[2]	Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year.

See notes to financial statements

page	47	TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT

FINANCIAL HIGHLIGHTS (CONTINUED)
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Transamerica Premier High Yield Bond Fund

	Institutional Class
	Period Ended June 30, 2002 (Unaudited)		Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999	Period Ended December 31, 1998*

Net Asset Value
Beginning of period	$7.91		$8.30	$9.25	$9.61	$10.00

Operations
Net investment income[1]	0.41[3]		0.80[3]	0.81	0.88	0.42
Net realized and unrealized loss on investments	(0.69)		(0.42)	(0.96)	(0.36)	(0.38)

Total from investment operations	(0.28)		0.38	(0.15)	0.52	0.04

Dividends/Distributions to Shareholders
Net investment income	(0.39)		(0.77)	(0.80)	(0.88)	(0.42)
Net realized gains on investments	—		—	—	—	(0.01)

Total dividends/distributions	(0.39)		(0.77)	(0.80)	(0.88)	(0.43)

Net Asset Value
End of period	$7.24		$7.91	$8.30	$9.25	$9.61

Total Return[2]	(3.72%	)	(4.77% )	(1.88% )	5.50%	0.51%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	0.65%	†	0.65%	0.65%	0.65%	0.65% †
Before reimbursement/fee waiver	0.68%	†	0.69%	0.68%	0.69%	0.80% †
Net investment income, after reimbursement/fee waiver	10.00%	†[3]	8.71%[3]	8.94%	9.10%	8.81% †
Portfolio turnover rate	69%		119%	57%	30%	22%
Net assets, end of period (in thousands)	$102,943		$100,745	$85,385	$77,159	$71,415

†	Annualized

*Inception	(Institutional Class) - June 30, 1998; fund commenced operations on July 1, 1998.

[1]
Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income per share would have been $0.41, $0.76, $0.80, $0.87 and $0.41 for the periods ended June 30, 2002 and December 31, 2001, 2000, 1999 and 1998, respectively.

[2]	Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year.

[3]
If the Fund had not adopted the provisions of the AICPA Guide for Investment Companies, net investment income per share would have been $0.41 and $0.77, and the ratio of net investment income to average net assets would have been 10.18% and 9.42% for the periods ended June 30, 2002 and December 31, 2001, respectively.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT	page	48

	Transamerica Premier Aggressive Growth Fund

	Class A
	Period Ended June 30, 2002 (Unaudited)		Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999	Period Ended December 31, 1998*

Net Asset Value
Beginning of period	$13.76		$19.16	$33.49	$22.41	$17.55

Operations
Net investment loss[1]	(0.08)[a]		(0.16)[a]	(0.45)[a]	(0.37)[a]	(0.11)
Net realized and unrealized gain (loss) on investments	(3.20)		(4.44)	(4.31)	12.36	4.97

Total from investment operations	(3.28)		(4.60)	(4.76)	11.99	4.86

Dividends/Distributions to Shareholders
Net investment income	—		—	—	—	—
Net realized gains on investments	—		(0.80)	(9.57)	(0.91)	—

Total dividends/distributions	—		(0.80)	(9.57)	(0.91)	—

Net Asset Value
End of period	$10.48		$13.76	$19.16	$33.49	$22.41

Total Return[2]	(23.84%	)	(24.03% )	(18.71% )	54.09%	27.69%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.50%	†	1.50%	1.50%	1.50%	1.50%	†
Before reimbursement/fee waiver	4.67%	†	7.19%	4.44%	8.63%	2091.85%	†
Net investment loss, after reimbursement/fee waiver	(1.21%	)†	(0.99% )	(1.33% )	(1.43% )	(1.07%	)†
Portfolio turnover rate	22%		70%	65%	80%	32%
Net assets, end of period (in thousands)	$1,180		$605	$795	$778	$1

†	Annualized

*	Inception (Class A) — June 30, 1998; funds commenced operations July 1, 1998.

[1]
Net investment loss is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(0.27), $(1.05), $(1.46), $(2.21) and $(221.25) for the periods ended June 30, 2002 and December 31, 2001, 2000, 1999 and 1998, respectively.

[2]	Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year. Performance shown does not include effects of any sales charges.

[a]	Per share net investment loss has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements

page	49	TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT

FINANCIAL HIGHLIGHTS (CONTINUED)
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Transamerica Premier Growth Opportunities FundÙ

	Class A
	Period Ended June 30, 2002 (Unaudited)		Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999	Period Ended December 31, 1998*

Net Asset Value
Beginning of period	$15.45		$20.68	$38.87	$21.99	$17.20

Operations
Net investment loss[1]	(0.10)[a]		(0.18)[a]	(0.52)[a]	(0.35)[a]	(0.08)
Net realized and unrealized gain (loss) on investments	(0.63)		(4.39)	(7.68)	20.27	4.87

Total from investment operations	(0.73)		(4.57)	(8.20)	19.92	4.79

Dividends/Distributions to Shareholders
Net investment income	—		—	—	—	—
Net realized gains on investments	—		(0.66)	(9.99)	(3.04)	—

Total dividends/distributions	—		(0.66)	(9.99)	(3.04)	—

Net Asset Value
End of period	$14.72		$15.45	$20.68	$38.87	$21.99

Total Return[2]	(4.72%	)	(22.12% )	(26.21% )	93.63%	27.85%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.50%	†	1.50%	1.50%	1.50%	1.50%	†
Before reimbursement/fee waiver	3.92%	†	7.11%	4.27%	9.86%	2146.03%	†
Net investment loss, after reimbursement/fee waiver	(1.26%	)†	(1.18% )	(1.33% )	(1.26% )	(0.79%	)†
Portfolio turnover rate	10%		55%	78%	50%	26%
Net assets, end of period (in thousands)	$1,537		$680	$1,104	$1,062	$1

Ù	On May 1, 2002, the name of the Fund changed from the Transamerica Small Company Fund to the Transamerica Premier Growth Opportunities Fund.

†	Annualized

*	Inception (Class A) — June 30, 1998; funds commenced July 1, 1998.

[1]
Net investment loss is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net income loss per share would have been $(0.29), $(1.06), $(1.63), $(2.65) and $(212.68) for the periods ended June 30, 2002 and December 31, 2001, 2000, 1999 and 1998, respectively.

[2]	Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year. Performance shown does not include effects of any sales charges.

[a]	Per share net investment loss has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT	page	50

	Transamerica Premier Equity Fund

	Class A
	Period Ended June 30, 2002 (Unaudited)		Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999	Period Ended December 31, 1998*

Net Asset Value
Beginning of period	$16.93		$20.62	$31.88	$24.79	$22.86

Operations
Net investment loss[1]	(0.09)[a]		(0.21)	(0.43)[a]	(0.37)[a]	(0.16)
Net realized and unrealized gain (loss) on investments	(2.92)		(3.48)	(3.40)	8.39	2.09

Total from investment operations	(3.01)		(3.69)	(3.83)	8.02	1.93

Dividends/Distributions to Shareholders
Net investment income	—		—	—	—	—
Net realized gains on investments	—		—	(7.43)	(0.93)	—

Total dividends/distributions	—		—	(7.43)	(0.93)	—

Net Asset Value
End of period	$13.92		$16.93	$20.62	$31.88	$24.79

Total Return[2]	(17.78%	)	(17.90% )	(14.06% )	32.88%	8.44%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.60%	†	1.60%	1.60%	1.60%	1.60%	†
Before reimbursement/fee waiver	3.08%	†	7.32%	5.45%	18.56%	2133.52%	†
Net investment loss, after reimbursement/fee waiver	(1.16%	)†	(1.23% )	(1.39% )	(1.33% )	(1.26%	)†
Portfolio turnover rate	14%		42%	40%	42%	59%
Net assets, end of period (in thousands)	$2,927		$598	$717	$530	$1

†	Annualized

*	Inception (Class A) — June 30, 1998; funds commenced July 1, 1998.

[1]
Net investment loss is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(0.20), $(1.18), $(1.84), $(5.01) and $(269.96) for the periods ended June 30, 2002 and December 31, 2001, 2000, 1999 and 1998, respectively.

[2]	Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year. Performance shown does not include effects of any sales charges.

[a]	Per share net investment loss has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements

page	51	TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT

FINANCIAL HIGHLIGHTS (CONTINUED)
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Transamerica Premier Core Equity FundÙ

	Class A
	Period Ended June 30, 2002 (Unaudited)		Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999		Period Ended December 31, 1998*

Net Asset Value
Beginning of period	$11.06		$12.09	$11.35	$10.59		$9.71

Operations
Net investment loss[1]	(0.02)[a]		(0.12)[a]	(0.12)[a]	(0.11)[a]		(0.02)
Net realized and unrealized gain (loss) on investments	(1.18)		(0.87)	1.33	0.87		0.92

Total from investment operations	(1.20)		(0.99)	1.21	0.76		0.90

Dividends/Distributions to Shareholders
Net investment income	—		—	—	—		(0.02)
Net realized gains on investments	—		(0.04)	(0.47)	—		—

Total dividends/distributions	—		(0.04)	(0.47)	—		(0.02)

Net Asset Value
End of period	$9.86		$11.06	$12.09	$11.35		$10.59

Total Return[2]	(10.85%	)	(8.20% )	(10.65% )	7.18%		9.31%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.30%	†	1.30%	1.30%	1.30%		1.30%	†
Before reimbursement/fee waiver	4.73%	†	16.31%	18.44%	67.64%		2533.76%	†
Net investment loss, after reimbursement/fee waiver	(0.30%	)†	(1.01% )	(0.93% )	(0.99%	)	(0.42%	)†
Portfolio turnover rate	46%		61%	52%	87%		72%
Net assets, end of period (in thousands)	$1,169		$264	$224	$87		$1

Ù	On May 1, 2002, the name of the Fund changed from the Transamerica Premier Value Fund to the Transamerica Premier Core Equity Fund.

†	Annualized

*	Inception (Class A) — June 30, 1998; funds commenced July 1, 1998.

[1]
Net investment loss is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(0.20), $(1.84), $(2.29), $(7.21), and $(116.09) for the periods ended June 30, 2002 and December 31, 2001, 2000, 1999 and 1998, respectively.

[2]	Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year. Performance shown does not include effects of any sales charges.

[a]	Per share net investment loss has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT	page	52

	Transamerica Premier Index Fund

	Class A
	Period Ended June 30, 2002 (Unaudited)		Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999	Period Ended December 31, 1998*

Net Asset Value
Beginning of period	$16.34		$18.80	$21.37	$18.62	$17.59

Operations
Net investment income[1]	0.08		0.17	0.27[a]	0.30[a]	0.19
Net realized and unrealized gain (loss) on investments	(2.24)		(2.47)	(2.25)	3.45	1.39

Total from investment operations	(2.16)		(2.30)	(1.98)	3.75	1.58

Dividends/Distributions to Shareholders
Net investment income	—		(0.16)	(0.27)	(0.25)	(0.27)
Net realized gains on investments	—		—	(0.32)	(0.75)	(0.28)

Total dividends/distributions	—		(0.16)	(0.59)	(1.00)	(0.55)

Net Asset Value
End of period	$14.18		$16.34	$18.80	$21.37	$18.62

Total Return[2]	(13.22%	)	(12.25% )	(9.33% )	20.31%	8.94%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	0.50%	†	0.50%	0.50%	0.50%	0.50%	†
Before reimbursement/fee waiver	5.48%	†	6.17%	6.05%	8.67%	2141.94%	†
Net investment income, after reimbursement/fee waiver	0.98%	†	1.02%	1.30%	1.47%	2.04%	†
Portfolio turnover rate	9%		14%	18%	22%	32%
Net assets, end of period (in thousands)	$798		$677	$713	$524	$1

†	Annualized

*	Inception (Class A) — June 30, 1998; funds commenced operations on July 1, 1998.

[1]
Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(0.33), $(0.79), $(0.89), $(1.36) and $(203.55) for the periods ended June 30, 2002 and December 31, 2001, 2000, 1999 and 1998, respectively.

[2]	Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year. Performance shown does not include effects of any sales charges.

[a]	Per share net investment income has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements

page	53	TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT

FINANCIAL HIGHLIGHTS (CONTINUED)
The following table includes selected data for a share outstanding throughout each period and other performance derived from the financial statements.

	Transamerica Premier Balanced Fund

	Class A
	Period Ended June 30, 2002 (Unaudited)		Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999	Period Ended December 31, 1998*

Net Asset Value
Beginning of period	$18.68		$20.06	$20.47	$19.25	$17.99

Operations
Net investment income[1]	0.09[3]		0.28[3]	0.35[a]	0.33[a]	0.18
Net realized and unrealized gain (loss) on investments	(1.08)		(1.38)	1.60	2.39	1.87

Total from investment operations	(0.99)		(1.10)	1.95	2.72	2.05

Dividends/Distributions to Shareholders
Net investment income	—		(0.24)	(0.22)	(0.35)	(0.17)
Net realized gains on investments	—		(0.04)	(2.14)	(1.15)	(0.62)

Total dividends/distributions	—		(0.28)	(2.36)	(1.50)	(0.79)

Net Asset Value
End of period	$17.69		$18.68	$20.06	$20.47	$19.25

Total Return[2]	(5.30%	)	(5.51% )	9.57%	14.48%	11.41%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.55%	†	1.55%	1.55%	1.55%	1.55%	†
Before reimbursement/fee waiver	2.99%	†	10.47%	10.25%	17.18%	2068.27%	†
Net investment income, after reimbursement/fee waiver	1.40%	†	1.41%[3]	1.57%	1.65%	1.73%	†
Portfolio turnover rate	32%		77%	96%	61%	32%
Net assets, end of period (in thousands)	$3,641		$423	$398	$339	$1

†	Annualized

*	Inception (Class A) — June 30, 1998; funds commenced operations on July 1, 1998.

[1]
Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income (loss) per share would have been $0.00, $(1.32), $(1.58), $(2.79) and $(214.50) for the periods ended June 30, 2002 and December 31, 2001, 2000, 1999, and 1998, respectively.

[2]	Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year.

[3]
If the Fund had not adopted the provisions of the AICPA Guide for Investment Companies, net investment income per share would have been $0.09 and $0.27 and the ratio of net investment income to average net assets would have been 1.48% and 1.54% for the periods ended June 30, 2002 and December 31, 2001, respectively.

[a]	Per share net investment income has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT	page	54

	Transamerica Premier Bond Fund

	Class A
	Period Ended June 30, 2002 (Unaudited)		Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999	Period Ended December 31, 1998*

Net Asset Value
Beginning of period	$9.97		$9.86	$9.73	$10.40	$10.32

Operations
Net investment income[1]	0.27[3]		0.56[3]	0.62	0.55	0.29
Net realized and unrealized gain (loss) on investments	(0.86)		0.32	0.12	(0.57)	0.19

Total from investment operations	(0.59)		0.88	0.74	(0.02)	0.48

Dividends/Distributions to Shareholders
Net investment income	(0.26)		(0.56)	(0.61)	(0.58)	(0.29)
Net realized gains on investments	—		(0.21)	—	(0.07)	(0.11)

Total dividends/distributions	(0.26)		(0.77)	(0.61)	(0.65)	(0.40)

Net Asset Value
End of period	$9.12		$9.97	$9.86	$9.73	$10.40

Total Return[2]	(6.06%	)	9.15%	7.89%	(0.22% )	4.80%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.40%	†	1.40%	1.40%	1.40%	1.40%	†
Before reimbursement/fee waiver	2.86%	†	13.28%	16.72%	26.13%	2353.12%	†
Net investment income, after reimbursement/fee waiver	5.28%	†[3]	5.45%[3]	6.32%	5.82%	5.66%	†
Portfolio turnover rate	107%		442%	461%	301%	165%
Net assets, end of period (in thousands)	$2,057		$311	$261	$145	$1

†	Annualized

*	Inception (Class A) — June 30, 1998; funds commenced operations on July 1, 1998.

[1]
Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income (loss) share would have been $0.20, $(0.66), $(0.88), $(1.77), and $(120.85) for the periods ended June 30, 2002 and December 31, 2001, 2000, 1999, and 1998, respectively.

[2]	Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year. Performance shown does not include effects of any sales charges.

3If
the Fund had not adopted the provisions of the AICPA Guide for Investment Companies, net investment income per share would have been $0.27 and $0.56, and the ratio of net investment income to average net assets would have been 5.36% and 5.45% for the periods ended June 30, 2002 and December 31, 2001, respectively.

See notes to financial statements

page	55	TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT

FINANCIAL HIGHLIGHTS (CONTINUED)
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Transamerica Premier Cash Reserve Fund

	Class A
	Period Ended June 30, 2002 (Unaudited)		Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999	Period Ended December 31, 1998*

Net Asset Value
Beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00

Operations
Net investment income[1]	0.01		0.04	0.06	0.05	0.02
Net realized and unrealized gain (loss) on investments	—		—	—	—	—

Total from investment operations	0.01		0.04	0.06	0.05	0.02

Dividends/Distributions to Shareholders
Net investment income	(0.01)		(0.04)	(0.06)	(0.05)	(0.02)
Net realized gains on investments	—		—	—	—	—

Total dividends/distributions	(0.01)		(0.04)	(0.06)	(0.05)	(0.02)

Net Asset Value
End of period	$1.00		$1.00	$1.00	$1.00	$1.00

Total Return[2]	0.70%		3.76%	5.97%	4.68%	2.50%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	0.60%	†	0.60%	0.60%	0.60%	0.60%	†
Before reimbursement/fee waiver	2.68%	†	3.02%	2.98%	4.78%	2413.01%	†
Net investment income, after reimbursement/fee waiver	1.39%	†	3.65%	5.84%	4.58%	4.85%	†
Portfolio turnover rate	—		—	—	—	—
Net assets, end of period (in thousands)	$2,614		$1,658	$1,286	$819	$1

†	Annualized

*Inception	(Class A) — June 30, 1998; funds commenced operations on July 1, 1998.

[1]
Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income (loss) per share would have been $0.00, $0.01, $0.03, $0.00 and $(12.31) for the periods ended June 30, 2002 and December 31, 2001, 2000, 1999 and 1998, respectively.

[2]	Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year. Performance shown does not include effects of any sales charges.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT	page	56

	Transamerica Premier Aggressive Growth Fund

	Class M
	Period Ended June 30, 2002 (Unaudited)		Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999	Period Ended December 31, 1998*

Net Asset Value
Beginning of period	$13.61		$19.01	$33.39	$22.39	$17.55

Operations
Net investment loss[1]	(0.09)[a]		(0.20)[a]	(0.52)[a]	(0.45)[a]	(0.18)
Net realized and unrealized gain (loss) on investments	(3.17)		(4.40)	(4.29)	12.36	5.02

Total from investment operations	(3.26)		(4.60)	(4.81)	11.91	4.84

Dividends/Distributions to Shareholders
Net investment income	—		—	—	—	—
Net realized gains on investments	—		(0.80)	(9.57)	(0.91)	—

Total dividends/distributions	—		(0.80)	(9.57)	(0.91)	—

Net Asset Value
End of period	$10.35		$13.61	$19.01	$33.39	$22.39

Total Return[2]	(23.95%	)	(24.22% )	(18.93% )	53.78%	27.58%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.75%	†	1.75%	1.75%	1.75%	1.75%	†
Before reimbursement/fee waiver	4.40%	†	4.66%	5.13%	25.05	1559.17%	†
Net investment loss, after reimbursement/fee waiver	(1.49%	)†	(1.29% )	(1.57% )	(1.66% )	(1.32%	)†
Portfolio turnover rate	22%		70%	65%	80%	32%
Net assets, end of period (in thousands)	$1,078		$1,509	$1,119	$574	$1

†	Annualized

*	Inception (Class M) — June 30, 1998; funds commenced operations July 1, 1998.

[1]
Net investment loss is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(0.26), $(0.64), $(1.64), $(6.73) and $(207.97) for the periods ended June 30, 2002 and December 31, 2001, 2000, 1999 and 1998, respectively.

[2]	Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year. Performance shown does not include effects of any sales charges.

[a]	Per share net investment loss has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements

page	57	TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT

FINANCIAL HIGHLIGHTS (CONTINUED)
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Transamerica Premier Growth Opportunities FundÙ

	Class M
	Period Ended June 30, 2002 (Unaudited)		Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999	Period Ended December 31, 1998*

Net Asset Value
Beginning of period	$15.28		$20.51	$38.74	$21.96	$17.20

Operations
Net investment loss[1]	(0.12)[a]		(0.22)[a]	(0.61)[a]	(0.46)[a]	(0.14)
Net realized and unrealized gain (loss) on investments	(0.63)		(4.35)	(7.63)	20.28	4.90

Total from investment operations	(0.75)		(4.57)	(8.24)	19.82	4.76

Dividends/Distributions to Shareholders
Net investment income	—		—	—	—	—
Net realized gains on investments	—		(0.66)	(9.99)	(3.04)	—

Total dividends/distributions	—		(0.66)	(9.99)	(3.04)	—

Net Asset Value
End of period	$14.53		$15.28	$20.51	$38.74	$21.96

Total Return[2]	(4.91%	)	(22.31% )	(26.40% )	93.30%	27.67%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.75%	†	1.75%	1.75%	1.75%	1.75%	†
Before reimbursement/fee waiver	4.75%	†	5.66%	5.26%	31.68%	1554.70%	†
Net investment loss, after reimbursement/fee waiver	(1.52%	)†	(1.43% )	(1.59% )	(1.50% )	(1.05%	)†
Portfolio turnover rate	10%		55%	78%	50%	26%
Net assets, end of period (in thousands)	$1,068		$1,186	$934	$590	$1

Ù	On May 1, 2002, the name of the Fund changed from the Transamerica Small Company Fund to the Transamerica Premier Growth Opportunities Fund.

†	Annualized

*	Inception (Class M) — June 30, 1998; commenced operations July 1, 1998.

[1]
Net investment loss is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(0.35), $(0.81), $(1.94), $(9.61) and $(203.30) for the periods ended June 30, 2002 and December 31, 2001, 2000, 1999 and 1998, respectively.

[2]	Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year. Performance shown does not include effects of any sales charges.

[a]	Per share net investment loss has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT	page	58

	Transamerica Premier Equity Fund

	Class M
	Period Ended June 30, 2002 (Unaudited)		Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999	Period Ended December 31, 1998*

Net Asset Value
Beginning of period	$16.76		$20.46	$31.74	$24.73	$22.86

Operations
Net investment loss[1]	(0.11)[a]		(0.27)	(0.50)[a]	(0.42)[a]	(0.25)
Net realized and unrealized gain (loss) on investments	(2.89)		(3.43)	(3.35)	8.36	2.12

Total from investment operations	(3.00)		(3.70)	(3.85)	7.94	1.87

Dividends/Distributions to Shareholders
Net investment income	—		—	—	—	—
Net realized gains on investments	—		—	(7.43)	(0.93)	—

Total dividends/distributions	—		—	(7.43)	(0.93)	—

Net Asset Value
End of period	$13.76		$16.76	$20.46	$31.74	$24.73

Total Return[2]	(17.90%	)	(18.08% )	(14.19% )	32.64%	8.18%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.85%	†	1.85%	1.85%	1.85%	1.85%	†
Before reimbursement/fee waiver	4.82%	†	4.76%	5.48%	31.24%	1618.88%	†
Net investment loss, after reimbursement/fee waiver	(1.45%	)†	(1.48% )	(1.63% )	(1.51% )	(1.49%	)†
Portfolio turnover rate	14%		42%	40%	42%	59%
Net assets, end of period (in thousands)	$997		$1,290	$1,173	$585	$1

†	Annualized

*	Inception (Class M) — June 30, 1998; commenced operations July 1, 1998.

[1]
Net investment loss is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(0.34), $(0.79), $(1.60), $(8.59) and $(269.54) for the periods ended June 30, 2002 and December 31, 2001, 2000, 1999 and 1998 respectively.

[2]	Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year. Performance shown does not include effects of any sales charges.

[a]	Per share net investment loss has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements

page	59	TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT

FINANCIAL HIGHLIGHTS (CONTINUED)
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Transamerica Premier Core Equity Fund Ù

	Class M
	Period Ended June 30, 2002 (Unaudited)		Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999		Period Ended December 31, 1998*

Net Asset Value
Beginning of period	$10.99		$12.04	$11.33	$10.59		$9.71

Operations
Net investment loss[1]	(0.03)[a]		(0.14)[a]	(0.15)[a]	(0.13)[a]		(0.05)
Net realized and unrealized gain (loss) on investments	(1.18)		(0.87)	1.33	0.87		0.94

Total from investment operations	(1.21)		(1.01)	1.18	0.74		0.89

Dividends/Distributions to Shareholders
Net investment income	—		—	—	—		(0.01)
Net realized gains on investments	—		(0.04)	(0.47)	—		—

Total dividends/distributions	—		(0.04)	(0.47)	—		(0.01)

Net Asset Value
End of period	$9.78		$10.99	$12.04	$11.33		$10.59

Total Return[2]	(11.01%	)	(8.40% )	10.40%	6.99%		9.17%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.55%	†	1.55%	1.55%	1.55%		1.55%	†
Before reimbursement/fee waiver	7.95%	†	10.07%	17.36%	151.30%		1654.81%	†
Net investment loss, after reimbursement/fee waiver	(0.62%	)†	(1.26% )	(1.17% )	(1.23%	)	(0.74%	)†
Portfolio turnover rate	46%		61%	52%	87%		72%
Net assets, end of period (in thousands)	$593		$592	$342	$72		$1

Ù	On May 1, 2002, the name of the Fund changed from the Transamerica Premier Value Fund to the Transamerica Premier Core Equity Fund.

†	Annualized

*	Inception (Class M) — June 30, 1998; funds commenced operations July 1, 1998.

[1]
Net investment loss is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(0.37), $(1.11), $(2.14), $(16.23) and $(115.93) for the periods ended June 30, 2002 and December 31, 2001, 2000, 1999 and 1998, respectively.

[2]	Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year. Performance shown does not include effects of any sales charges.

[a]	Per share net investment loss has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT	page	60

	Transamerica Premier Index Fund

	Class M
	Period Ended June 30, 2002 (Unaudited)		Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999	Period Ended December 31, 1998*

Net Asset Value
Beginning of period	$16.36		$18.81	$21.38	$18.64	$17.59

Operations
Net investment income[1]	0.06		0.13[a]	0.20[a]	0.25[a]	0.16
Net realized and unrealized gain (loss) on investments	(2.25)		(2.46)	(2.23)	3.44	1.41

Total from investment operations	(2.19)		(2.33)	(2.03)	3.69	1.57

Dividends/Distributions to Shareholders
Net investment income	—		(0.12)	(0.22)	(0.20)	(0.24)
Net realized gains on investments	—		—	(0.32)	(0.75)	(0.28)

Total dividends/distributions	—		(0.12)	(0.54)	(0.95)	(0.52)

Net Asset Value
End of period	$14.17		$16.36	$18.81	$21.38	$18.64

Total Return[2]	(13.39%	)	(12.41% )	(9.55% )	19.94%	8.92%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	0.75%	†	0.75%	0.75%	0.75%	0.75%	†
Before reimbursement/fee waiver	4.38%	†	5.43%	9.14%	46.84%	2385.32%	†
Net investment income, after reimbursement/fee waiver	0.71%	†	0.78%	0.98%	1.25%	1.77%	†
Portfolio turnover rate	9%		14%	18%	22%	32%
Net assets, end of period (in thousands)	$1,108		$1,290	$689	$164	$1

†	Annualized

*	Inception (Class M) — June 30, 1998; funds commenced operations on July 1, 1998.

[1]
Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(0.23), $(0.66), $(1.53), $(9.16) and $(212.42) for the periods ended June 30, 2002 and December 31, 2001, 2000, 1999 and 1998, respectively.

[2]	Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year. Performance shown does not include effects of any sales charges.

[a]	Per share net investment income has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements

page	61	TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT

FINANCIAL HIGHLIGHTS (CONTINUED)
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Transamerica Premier Balanced Fund

	Class M
	Period Ended June 30, 2002 (Unaudited)		Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999	Period Ended December 31, 1998*

Net Asset Value
Beginning of period	$18.68		$20.07	$20.48	$19.24	$17.99

Operations
Net investment income[1]	0.18[3]		0.21[3]	0.32[a]	0.28[a]	0.14
Net realized and unrealized gain (loss) on investments	(1.16)		(1.37)	1.58	2.41	1.87

Total from investment operations	(0.98)		(1.16)	1.90	2.69	2.01

Dividends/Distributions to Shareholders
Net investment income	—		(0.19)	(0.17)	(0.30)	(0.14)
Net realized gains on investments	—		(0.04)	(2.14)	(1.15)	(0.62)

Total dividends/distributions	—		(0.23)	(2.31)	(1.45)	(0.76)

Net Asset Value
End of period	$17.70		$18.68	$20.07	$20.48	$19.24

Total Return[2]	(5.25%	)	(5.79% )	9.33%	14.32%	11.22%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.80%	†	1.80%	1.80%	1.80%	1.80%	†
Before reimbursement/fee waiver	5.34%	†	6.22%	10.46%	81.32%	2322.86%	†
Net investment income, after reimbursement/fee waiver	1.06%	†[3]	1.18%[3]	1.42%	1.41%	1.48%	†
Portfolio turnover rate	32%		77%	96%	61%	32%
Net assets, end of period (in thousands)	$925		$1,055	$627	$141	$1

†	Annualized

*	Inception (Class M) — June 30, 1998; funds commenced operations on July 1, 1998.

[1]
Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(0.42), $(0.51), $(1.62), $(15.74) and $(215.60) for the periods ended June 30, 2002 and December 31, 2001, 2000, 1999 and 1998, respectively.

[2]	Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year. Performance shown does not include effects of any sales charges.

[3]
If the Fund has not adopted the provisions of the AICPA Guide for Investment Companies, net investment income per share would have been $0.19 and $0.21, and the ratio of net investment income to average net assets would have been 1.15% and 1.28% for the periods ended June 30, 2002 and December 31, 2001, respectively.

[a]	Per share net investment income has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT	page	62

	Transamerica Premier Bond Fund

	Class M
	Period Ended June 30, 2002 (Unaudited)		Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999	Period Ended December 31, 1998*

Net Asset Value
Beginning of period	$10.00		$9.88	$9.74	$10.42	$10.32

Operations
Net investment income[1]	0.25[3]		0.53[3]	0.58	0.54	0.28
Net realized and unrealized gain (loss) on investments	(0.85)		0.34	0.15	(0.60)	0.21

Total from investment operations	(0.60)		0.87	0.73	(0.06)	0.49

Dividends/Distributions to Shareholders
Net investment income	(0.25)		(0.54)	(0.59)	(0.55)	(0.28)
Net realized gains on investments	—		(0.21)	—	(0.07)	(0.11)

Total dividends/distributions	(0.25)		(0.75)	(0.59)	(0.62)	(0.39)

Net Asset Value
End of period	$9.15		$10.00	$9.88	$9.74	$10.42

Total Return[2]	(6.16%	)	(8.97% )	(7.72% )	(0.56% )	4.87%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.65%	†	1.65%	1.65%	1.65%	1.65%	†
Before reimbursement/fee waiver	12.56%	†	19.44%	38.93%	276.41%	2292.61%	†
Net investment income, after reimbursement/fee waiver	5.06%	†[3]	5.00%[3]	6.14%	5.61%	5.42%	†
Portfolio turnover rate	107%		442%	461%	301%	165%
Net assets, end of period (in thousands)	$313		$332	$122	$38	$1

†	Annualized

*	Inception (Class M) — June 30, 1998; funds commenced operations on July 1, 1998.

[1]
Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(0.29), $(1.29), $(3.06), $(25.99) and $(118.62) for the periods ended June 30, 2002 and December 31, 2001, 2000, 1999 and 1998, respectively.

[2]	Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year. Performance shown does not include effects of any sales charges.

[3]
If the Fund has not adopted the provisions of AICPA Guide for Investment Companies, net investment income per share would have been $0.25 and $0.53, and the ratio of net investment income to average  net assets would have been 5.13% and 5.16% for the periods ended June 30, 2002 and December 31, 2001 respectively.

See notes to financial statements

page	63	TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT

FINANCIAL HIGHLIGHTS (CONCLUDED)
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Transamerica Premier Cash Reserve Fund
	Class M
	Period Ended June 30, 2002 (Unaudited)		Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999	Period Ended December 31, 1998*

Net Asset Value
Beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00

Operations
Net investment income[1]	0.01		0.03	0.06	0.04	0.02
Net realized and unrealized gain (loss) on investments	—		—	—	—	—

Total from investment operations	0.01		0.03	0.06	0.04	0.02

Dividends/Distributions to Shareholders
Net investment income	(0.01)		(0.03)	(0.06)	(0.04)	(0.02)
Net realized gains on investments	—		—	—	—	—

Total dividends/distributions	(0.01)		(0.03)	(0.06)	(0.04)	(0.02)

Net Asset Value
End of period	$1.00		$1.00	$1.00	$1.00	$1.00

Total Return[2]	0.57%		3.50%	5.71%	4.46%	2.35%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	0.85%	†	0.85%	0.85%	0.85%	0.85%	†
Before reimbursement/fee waiver	3.05%	†	3.60%	10.18%	116.76%	2402.67%	†
Net investment income, after reimbursement/fee waiver	1.18%	†	2.97%	5.73%	4.66%	4.61%	†
Portfolio turnover rate	—		—	—	—	—
Net assets, end of period (in thousands)	$1,490		$3,885	$597	$103	$1

†	Annualized

*	Inception (Class M) — June 30, 1998; funds commenced operations on July 1, 1998.

[1]
Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income (loss) per share would have been $0.00, $0.00, $(0.03), $(1.05) and $(12.07) for the periods ended June 30, 2002 and December 31, 2001, 2000, 1999 and 1998, respectively.

[2]	Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year. Performance shown does not include effects of any sales charges.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT	page	64

NOTES TO FINANCIAL STATEMENTS
June 30, 2002 (Unaudited)

1. Significant Accounting Policies

Transamerica Investors, Inc. (the “Company”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end, management investment company. The Company is composed of nine Funds: Transamerica Premier Aggressive Growth Fund (the “Aggressive Growth Fund”) which is non-diversified, Transamerica Premier Growth Opportunities Fund (the “Growth Opportunities Fund”), formerly Transamerica Premier Small Company Fund, Transamerica Premier Equity Fund (the “Equity Fund”), Transamerica Premier Core Equity Fund (the “Core Equity Fund”), formerly Transamerica Premier Value Fund, Transamerica Premier Index Fund (the “Index Fund”), Transamerica Premier Balanced Fund (the “Balanced Fund”), Transamerica Premier High Yield Bond Fund (the “High Yield Fund”), Transamerica Premier Bond Fund (the “Bond Fund”), and Transamerica Premier Cash Reserve Fund (the “Cash Reserve Fund”), which are diversified (collectively referred to as the “Funds”). For information on investment objectives and strategies, please refer to the Funds’ prospectus.

All of the Premier Funds, with the exception of the High Yield Fund, offer three classes of shares, Investor, Class A and Class M. The High Yield Fund offers two classes of shares, the Investor and the Institutional Class. Each share of each class of a Fund represents an identical legal interest in the investment of the Fund. The Investor, Institutional, Class A and Class M shares differ with respect to distribution and certain other class-specific expenses and waivers.

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements in accordance with accepted accounting principles generally accepted in the United States.

(A) Valuation of Securities

Equity securities listed on a principal exchange (U.S. or foreign), NASDAQ and over-the-counter securities are valued at the last sale price, or, if no sale occurs, at the mean between the closing bid and the closing asked prices. Debt securities with a maturity of 61 days or more are valued on the basis of valuations obtained from a commercial pricing service or dealer-supplied quotations. Debt securities with a maturity of 60 days or less, and all investments in the Cash Reserve Fund, are valued at amortized cost, which approximates market value. Futures contracts are valued at the last sale price on the market where the contract is principally traded. Securities for which market quotations are not readily available are valued at the fair value as determined in good faith pursuant to procedures established by the Company’s Board of Directors.

(B) Repurchase Agreements

Each Fund may enter into repurchase agreements with Federal Reserve System member banks or U.S. securities dealers. A repurchase agreement occurs when, at the time the Fund purchases an interest-bearing debt obligation, the seller agrees to repurchase the debt obligation on a specified date in the future at an agreed-upon price. If the seller is unable to make timely repurchase, the Fund’s expected proceeds could be delayed, or the Fund could suffer a loss in principal or current interest, or incur costs in liquidating the collateral.

(C) Futures Contracts

The Index Fund uses S&P 500 index futures as part of its strategy to track the return of the S&P 500 Index. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the initial margin. Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations of the value of the contract. The daily changes in the contract are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed.

The use of futures contracts involves several risks. The change in value of futures contracts corresponds primarily with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(D) Securities Transactions, Investment
Income and Expenses

Securities transactions are recorded as of the trade date. Gains and losses on sales of investments are determined on the identified cost basis for both financial statement and Federal income tax purposes. Interest income and operating expenses are recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date. Expenses not directly chargeable to a specific Fund/class are allocated primarily on the basis of relative average daily net assets.

(E) Dividends and Distributions

Dividends from net investment income on shares of the Cash Reserve Fund are declared daily and paid monthly. Dividends from net investment income on shares of the Bond Fund and High Yield Fund are declared and paid monthly. Dividends from net investment income, if any, on shares of the Equity Fund, the Core Equity Fund, the Index Fund, the Balanced Fund, the Aggressive Growth Fund and the Growth Opportunities Fund are declared and paid annually. Each Fund distributes net realized capital gains, if any, annually. Dividends and distributions paid by each Fund are recorded on the ex-dividend date, except for the Cash Reserve Fund, which records dividends daily. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds and timing differences. Dividends from net investment income are determined on a class level. Capital gains distributions are determined on a Fund level.

(F) Federal Income Taxes

Each Fund intends to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and by distributing to shareholders substantially all of its taxable income. Therefore, no Federal income or excise tax provision is required to be paid by each Fund. As of December 31, 2001 for Federal income tax purposes, the Aggressive Growth Fund, Growth Opportunities Fund,

page	65	TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
June 30, 2002 (Unaudited)

Equity Fund, Core Equity Fund, Index Fund and Balanced Fund have a capital loss carry-forward of $24,245,804, $61,300,939, $4,276,322, $261,521, $1,167,127, $4,127,035, expiring in 2009. The High Yield Fund has capital loss carry-forwards of $1,066,147, $2,220,291 and $13,419,595, expiring in 2007, 2008 and 2009, respectively. The Aggressive Growth Fund, Equity Fund, Balanced Fund, High Yield Fund and Bond Fund have elected to defer post October losses as though the losses were incurred on the first day of the next calendar year, the amounts deferred were $182,320, $717,606, $806,207, $994,144 and $127,394, respectively.

(G) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that reflect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

(H) Other

As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the “Guide”). Prior to the adoption of the Guide, the Balanced Fund and the Bond Fund did not amortize discounts and premiums, and the High Yield Bond Fund did not amortize premiums on fixed income securities.

The effect of adopting and applying the provisions of the Guide has not resulted in adjustments to the Funds’ net assets reported in the financial statements. Rather, the cumulative effect of the change has been reflected as an adjustment to the amount of amortized cost of debt securities held as of the beginning of the year based on retroactive computation of premium and discount from the initial acquisition date of each security. The effect of the change for the current year on net investment income, net realized and unrealized gains and losses have been reflected in the financial statements. Additionally, the offset of the change on the per share data and ratio of net investment income to average net assets has been reflected in the financial highlights.

For the period June 30, 2002, the effect of these changes is as follows:

	Cumulative Effect of Change to Cost of Investments	Effect on Current Year Net Investment Income	Effect on Current Year Net Realized Gain (Loss)	Effect on Current Year Unrealized Gain (Loss)

Balanced Fund	$(103,493)	$(60,178)	$94,089	$(33,911)
High Yield Bond Fund	(446,457)	(91,944)	379,064	(287,120)
Bond Fund	(44,538)	(9,481)	50,849	(41,368)

2. Investment Advisory Fees And Other
Transactions With Affiliates

The Company has entered into an Investment Advisory and Administrative Services Agreement (the “Agreement”) with Transamerica Investment Management, LLC (the “Adviser”) and Transamerica Investment Services, Inc. (the “Sub-Adviser”) on behalf of each Fund. For its services to the Funds, the Adviser receives a monthly fee, based on an annual percentage of the average daily net assets of each Fund. The annual fees for the Funds are as follows:

Fund	First $1 Billion	Next $1 Billion	In Excess of $2 Billion

Aggressive Growth Fund	0.85%	0.82%	0.80%
Growth Opportunities Fund	0.85%	0.82%	0.80%
Equity Fund	0.85%	0.82%	0.80%
Core Equity Fund	0.75%	0.72%	0.70%
Index Fund	0.30%	0.30%	0.30%
Balanced Fund	0.75%	0.72%	0.70%
High Yield Fund	0.55%	0.52%	0.50%
Bond Fund	0.60%	0.57%	0.55%
Cash Reserve Fund	0.35%	0.35%	0.35%

The Sub-Adviser is a subsidiary of Transamerica Corporation, which is a subsidiary of AEGON N.V, and owns all the capital interest of the Adviser. The Sub-Adviser receives its fee directly from the Adviser and receives no compensation from the Funds. The Adviser has agreed to waive its fees and assume any other operating expenses (other than certain extraordinary or non-recurring expenses) which together exceed a specified percentage of the average daily net assets of that Fund. These waivers and subsidies may be terminated at any time without notice. The specified percentages are as follows:

Fund	Investor Class	Institutional Class	Class A	Class M

Aggressive Growth Fund	1.40%	—	1.50%	1.75%
Growth Opportunities Fund	1.40%	—	1.50%	1.75%
Equity Fund	1.50%	—	1.60%	1.85%
Core Equity Fund	1.20%	—	1.30%	1.55%
Index Fund	0.25%	—	0.50%	0.75%
Balanced Fund	1.45%	—	1.55%	1.80%
High Yield Fund	0.90%	0.65%	—	—
Bond Fund	1.30%	—	1.40%	1.65%
Cash Reserve Fund	0.25%	—	0.60%	0.85%

TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT	page	66

Transamerica Securities Sales Corporation (“TSSC”) is the principal underwriter and distributor of the shares for each of the Funds. TSSC is an indirect, wholly-owned subsidiary of AEGON N.V.

No officer, director, or employee of the Adviser, the Sub-Adviser or any of their respective affiliates receives any compensation from the Funds for acting as a director or officer of the Company. Each director of the Company who is not an “interested person” (as that term is defined in the 1940 Act) receives from the Funds a $10,000 annual fee, $1,000 for each meeting of the Company’s Board attended, and $500 for each Board committee meeting attended, and is reimbursed for expenses incurred in connection with such attendance. For the period ended June 30, 2002, the Funds expensed aggregate fees of $26,695 to all directors who are not affiliated persons of the Investment Adviser.

Certain directors and officers of the Funds are also directors and officers of the Adviser and other affiliated Transamerica entities.

As of June 30, 2002, Transamerica Corporation and its affiliates held the following percentages of outstanding shares:

Fund

Aggressive Growth Fund	16%
Growth Opportunities Fund	16%
Equity Fund	20%
Core Equity Fund	48%
Index Fund	44%
Balanced Fund	39%
High Yield Fund	96%
Bond Fund	69%
Cash Reserve Fund	48%

3. Distribution Plans

The 12b-1 plans of distribution and related distribution contracts require the Funds to pay distribution fees to TSSC as compensation for its activities, not as reimbursement for specific expenses. For the Investor Shares, there is an annual 12b-1 distribution fee of 0.25% of the average daily net assets, except for the Index Fund and the Cash Reserve Fund, which pay a distribution fee of 0.10% of the average daily net assets. On November 1, 1997, TSSC agreed to waive the distribution fees indefinitely for the Cash Reserve Fund. The fee waivers may be terminated at any time without notice. For the Institutional Shares, there is no annual 12b-1 distribution fee. For the Class A and Class M shares, there is an annual 12b-1 distribution fee of 0.35% and 0.60%, respectively.

4. Security Transactions

The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period ended June 30, 2002 were as follows:

Fund	Purchases	U.S. Government Purchases	Proceeds from Sales	U.S. Government Sales

Aggressive Growth Fund	$21,083,476	$—	$30,024,163	$—
Growth Opportunities Fund	12,651,719	—	29,474,020	—
Equity Fund	18,916,994	—	29,531,976	—
Core Equity Fund	6,939,547	—	5,455,382	—
Index Fund	9,897,780	85,589	3,795,334	—
High Yield Fund	72,562,733	—	65,315,114	—
Balanced Fund	50,030,966	502,891	44,088,669	1,069,062
Bond Fund	24,327,240	6,977,885	21,933,990	4,040,234

5. Capital Stock Transactions

At June 30, 2002, there were two billion shares of $0.001 par value stock authorized. The tables below summarize the transactions in Fund shares for the periods and class indicated.

TRANSAMERICA PREMIER AGGRESSIVE GROWTH FUND		Authorized Shares — 60,000,000

	Period Ended June 30, 2002 (Unaudited)		Year Ended December 31, 2001

Investor Class Shares	Shares	Amount	Shares	Amount

Capital stock sold	342,496	$4,427,267	2,446,908	$38,513,334
Capital stock issued upon reinvestment of dividends and distributions	—	—	420,679	5,863,976
Capital stock redeemed	(1,057,921)	(13,582,620)	(4,039,468)	(62,894,568)

Net decrease	(715,425)	$(9,155,353)	(1,171,881)	$(18,517,258)

TRANSAMERICA PREMIER AGGRESSIVE GROWTH FUND

	Period Ended June 30, 2002 (Unaudited)		Year Ended December 31, 2001

Class A Shares	Shares	Amount	Shares	Amount

Capital stock sold	107,758	$1,426,126	18,476	$323,491
Capital stock issued upon reinvestment of dividends and distributions	—	—	2,352	32,622
Capital stock redeemed	(39,132)	(519,708)	(18,352)	(326,909)

Net increase	68,626	$906,418	2,476	$29,204

TRANSAMERICA PREMIER AGGRESSIVE GROWTH FUND

	Period Ended June 30, 2002 (Unaudited)		Year Ended December 31, 2001

Class M Shares	Shares	Amount	Shares	Amount

Capital stock sold	30,222	$383,728	65,954	$1,009,423
Capital stock issued upon reinvestment of dividends and distributions	—	—	6,085	83,550
Capital stock redeemed	(36,979)	(455,622)	(20,045)	(298,929)

Net increase (decrease)	(6,757)	$(71,894)	51,994	$794,044

page	67	TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
June 30, 2002 (Unaudited)

TRANSAMERICA PREMIER GROWTH OPPORTUNITIES FUND		Authorized Shares — 60,000,000

	Period Ended June 30, 2002 (Unaudited)		Year Ended December 31, 2001

Investor Class Shares	Shares	Amount	Shares	Amount

Capital stock sold	4,314,284	$68,726,674	10,170,707	$161,205,530
Capital stock issued upon reinvestment of dividends and distributions	—	—	336,931	5,287,728
Capital stock redeemed	(5,368,502)	(85,508,057)	(12,924,207)	(204,076,221)

Net decrease	(1,054,218)	$(16,781,383)	(2,416,569)	$(37,582,963)

TRANSAMERICA PREMIER GROWTH OPPORTUNITIES FUND

	Period Ended June 30, 2002 (Unaudited)		Year Ended December 31, 2001

Class A Shares	Shares	Amount	Shares	Amount

Capital stock sold	94,207	$1,499,423	39,036	$685,170
Capital stock issued upon reinvestment of dividends and distributions	—	—	1,746	27,196
Capital stock redeemed	(33,799)	(530,022)	(50,112)	(897,559)

Net increase (decrease)	60,408	$969,401	(9,330)	$(185,193)

TRANSAMERICA PREMIER GROWTH OPPORTUNITIES FUND

	Period Ended June 30, 2002 (Unaudited)		Year Ended December 31, 2001

Class M Shares	Shares	Amount	Shares	Amount

Capital stock sold	20,834	$329,077	46,443	$699,660
Capital stock issued upon reinvestment of dividends and distributions	—	—	3,177	48,950
Capital stock redeemed	(25,046)	(403,275)	(17,484)	(275,010)

Net increase (decrease)	(4,212)	$(74,198)	32,136	$473,600

TRANSAMERICA PREMIER EQUITY FUND		Authorized Shares — 100,000,000

	Period Ended June 30, 2002 (Unaudited)		Year Ended December 31, 2001

Investor Class Shares	Shares	Amount	Shares	Amount

Capital stock sold	1,028,239	$16,665,007	1,935,139	$35,426,310
Capital stock issued upon reinvestment of dividends and distributions	—	—	—	—
Capital stock redeemed	(1,786,830)	(28,694,033)	(4,597,040)	(83,824,221)

Net decrease	(758,591)	$(12,029,026)	(2,661,901)	$(48,397,911)

TRANSAMERICA PREMIER EQUITY FUND

	Period Ended June 30, 2002 (Unaudited)		Year Ended December 31, 2001

Class A Shares	Shares	Amount	Shares	Amount

Capital stock sold	213,987	$3,504,026	9,065	$169,724
Capital stock issued upon reinvestment of dividends and distributions	—	—	—	—
Capital stock redeemed	(39,028)	(640,698)	(8,540)	(166,513)

Net increase	174,959	$2,863,328	525	$3,211

TRANSAMERICA PREMIER EQUITY FUND

	Period Ended June 30, 2002 (Unaudited)		Year Ended December 31, 2001

Class M Shares	Shares	Amount	Shares	Amount

Capital stock sold	16,350	$257,663	35,806	$629,166
Capital stock issued upon reinvestment of dividends and distributions	—	—	—	—
Capital stock redeemed	(20,872)	(322,414)	(16,205)	(274,352)

Net increase (decrease)	(4,522)	$(64,751)	19,601	$354,814

TRANSAMERICA PREMIER CORE EQUITY FUND

	Period Ended June 30, 2002 (Unaudited)		Year Ended December 31, 2001

Investor Class Shares	Shares	Amount	Shares	Amount

Capital stock sold	138,060	$1,549,195	237,880	$2,861,350
Capital stock issued upon reinvestment of dividends and distributions	—	—	3,335	36,982
Capital stock redeemed	(121,762)	(1,316,924)	(267,910)	(3,104,452)

Net increase (decrease)	16,298	$232,271	(26,695)	$(206,120)

TRANSAMERICA PREMIER CORE EQUITY FUND

	Period Ended June 30, 2002 (Unaudited)		Year Ended December 31, 2001

Class A Shares	Shares	Amount	Shares	Amount

Capital stock sold	136,807	$1,503,503	7,106	$80,464
Capital stock issued upon reinvestment of dividends and distributions	—	—	81	890
Capital stock redeemed	(42,108)	(446,196)	(3,546)	(41,828)

Net increase	94,699	$1,057,307	3,641	$39,526

TRANSAMERICA PREMIER CORE EQUITY FUND		Authorized Shares — 60,000,000

	Period Ended June 30, 2002 (Unaudited)		Year Ended December 31, 2001

Class M Shares	Shares	Amount	Shares	Amount

Capital stock sold	15,276	$165,384	34,744	$403,663
Capital stock issued upon reinvestment of dividends and distributions	—	—	187	2,053
Capital stock redeemed	(8,586)	(93,247)	(9,447)	(108,417)

Net increase	6,690	$72,137	25,484	$297,299

TRANSAMERICA PREMIER INDEX FUND

	Period Ended June 30, 2002 (Unaudited)		Year Ended December 31, 2001

Investor Class Shares	Shares	Amount	Shares	Amount

Capital stock sold	524,114	$8,268,938	652,844	$10,875,795
Capital stock issued upon reinvestment of dividends and distributions	—	—	33,365	550,192
Capital stock redeemed	(193,080)	(2,997,407)	(320,168)	(5,278,882)

Net increase	331,034	$5,271,531	366,041	$6,147,105

TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT	page	68

TRANSAMERICA PREMIER INDEX FUND

	Period Ended June 30, 2002 (Unaudited)		Year Ended December 31, 2001

Class A Shares	Shares	Amount	Shares	Amount

Capital stock sold	20,311	$324,576	8,961	$155,608
Capital stock issued upon reinvestment of dividends and distributions	—	—	389	6,409
Capital stock redeemed	(5,458)	(84,647)	(5,812)	(102,519)

Net increase	14,853	$239,929	3,538	$59,498

TRANSAMERICA PREMIER INDEX FUND

	Period Ended June 30, 2002 (Unaudited)		Year Ended December 31, 2001

Class M Shares	Shares	Amount	Shares	Amount

Capital stock sold	16,974	$268,835	55,173	$944,548
Capital stock issued upon reinvestment of dividends and distributions	—	—	553	9,113
Capital stock redeemed	(17,643)	(277,258)	(13,495)	(226,166)

Net increase (decrease)	(669)	$(8,423)	42,231	$727,495

TRANSAMERICA PREMIER BALANCED FUND		Authorized Shares — 60,000,000

	Period Ended June 30, 2002 (Unaudited)		Year Ended December 31, 2001

Investor Class Shares	Shares	Amount	Shares	Amount

Capital stock sold	1,594,999	$29,757,911	4,075,139	$80,179,953
Capital stock issued upon reinvestment of dividends and distributions	—	—	131,684	2,483,453
Capital stock redeemed	(1,513,102)	(28,016,074)	(2,129,421)	(41,118,835)

Net increase	81,897	$1,741,837	2,077,402	$41,544,571

TRANSAMERICA PREMIER BALANCED FUND

	Period Ended June 30, 2002 (Unaudited)		Year Ended December 31, 2001

Class A Shares	Shares	Amount	Shares	Amount

Capital stock sold	218,503	$4,096,911	7,197	$139,181
Capital stock issued upon reinvestment of dividends and distributions	—	—	313	5,896
Capital stock redeemed	(35,266)	(644,566)	(4,697)	(92,705)

Net increase	183,237	$3,452,345	2,813	$52,372

TRANSAMERICA PREMIER BALANCED FUND

	Period Ended June 30, 2002 (Unaudited)		Year Ended December 31, 2001

Class M Shares	Shares	Amount	Shares	Amount

Capital stock sold	11,809	$220,122	32,575	$633,645
Capital stock issued upon reinvestment of dividends and distributions	—	—	674	12,698
Capital stock redeemed	(16,039)	(298,377)	(8,031)	(157,712)

Net increase (decrease)	(4,230)	$(78,255)	25,218	$488,631

TRANSAMERICA PREMIER HIGH YIELD BOND FUND		Authorized Shares — 50,000,000

	Period Ended June 30, 2002 (Unaudited)		Year Ended December 31, 2001

Investor Class Shares	Shares	Amount	Shares	Amount

Capital stock sold	437,665	$3,368,852	235,697	$1,927,011
Capital stock issued upon reinvestment of dividends and distributions	16,677	127,301	20,246	165,613
Capital stock redeemed	(411,460)	(3,149,594)	(176,924)	(1,440,422)

Net increase	42,882	$346,559	79,019	$652,202

TRANSAMERICA PREMIER HIGH YIELD BOND FUND

	Period Ended June 30, 2002 (Unaudited)		Year Ended December 31, 2001

Institutional Class Shares	Shares	Amount	Shares	Amount

Capital stock sold	896,801	$6,900,356	1,476,753	$12,141,765
Capital stock issued upon reinvestment of dividends and distributions	685,368	5,196,564	1,097,983	8,923,446
Capital stock redeemed	(85,686)	(663,442)	(126,929)	(1,033,518)

Net increase	1,496,483	$11,433,478	2,447,807	$20,031,693

TRANSAMERICA PREMIER BOND FUND		Authorized Shares — 60,000,000

	Period Ended June 30, 2002 (Unaudited)		Year Ended December 31, 2001

Investor Class Shares	Shares	Amount	Shares	Amount

Capital stock sold	598,006	$5,784,704	425,705	$4,340,415
Capital stock issued upon reinvestment of dividends and distributions	65,838	635,953	165,152	1,669,431
Capital stock redeemed	(383,329)	(3,664,220)	(344,719)	(3,499,132)

Net increase	280,515	$2,756,437	246,138	$2,510,714

TRANSAMERICA PREMIER BOND FUND

	Period Ended June 30, 2002 (Unaudited)		Year Ended December 31, 2001

Class A Shares	Shares	Amount	Shares	Amount

Capital stock sold	331,988	$3,282,901	8,510	$85,743
Capital stock issued upon reinvestment of dividends and distributions	6,443	62,217	2,195	22,159
Capital stock redeemed	(144,078)	(1,388,592)	(6,008)	(61,210)

Net increase	194,353	$1,956,526	4,697	$46,692

TRANSAMERICA PREMIER BOND FUND

	Period Ended June 30, 2002 (Unaudited)		Year Ended December 31, 2001

Class M Shares	Shares	Amount	Shares	Amount

Capital stock sold	13,686	$134,256	23,357	$238,698
Capital stock issued upon reinvestment of dividends and distributions	915	8,869	1,807	18,264
Capital stock redeemed	(13,573)	(131,712)	(4,303)	(43,795)

Net increase	1,028	$11,413	20,861	$213,167

page	69	TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
June 30, 2002 (Unaudited)

TRANSAMERICA PREMIER CASH RESERVE FUND		Authorized Shares — 510,000,000

	Period Ended June 30, 2002 (Unaudited)		Year Ended December 31, 2001

Investor Class Shares	Shares	Amount	Shares	Amount

Capital stock sold	312,194,181	$312,194,181	102,864,909	$102,864,909
Capital stock issued upon reinvestment of dividends and distributions	978,625	978,625	2,840,176	2,840,176
Capital stock redeemed	(100,400,901)	(100,400,901)	(173,084,413)	(173,084,413)

Net increase (decrease)	212,771,905	$212,771,905	(67,379,328)	$(67,379,328)

TRANSAMERICA PREMIER CASH RESERVE FUND

	Period Ended June 30, 2002 (Unaudited)		Year Ended December 31, 2001

Class A Shares	Shares	Amount	Shares	Amount

Capital stock sold	1,124,963	$1,124,963	1,622,392	$1,622,392
Capital stock issued upon reinvestment of dividends and distributions	13,835	13,835	58,877	58,877
Capital stock redeemed	(183,014)	(183,014)	(1,309,180)	(1,309,180)

Net increase	955,784	$955,784	372,089	$372,089

TRANSAMERICA PREMIER CASH RESERVE FUND

	Period Ended June 30, 2002 (Unaudited)		Year Ended December 31, 2001

Class M Shares	Shares	Amount	Shares	Amount

Capital stock sold	447,059	$447,059	5,718,119	$5,718,119
Capital stock issued upon reinvestment of dividends and distributions	9,891	9,891	42,921	42,921
Capital stock redeemed	(2,851,513)	(2,851,513)	(2,473,645)	(2,473,645)

Net increase (decrease)	(2,394,563)	$(2,394,563)	3,287,395	$3,287,395

TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT	page	70

DIRECTORS AND OFFICERS

Responsibility for the management and supervision of the Company and its Funds rests with the Board. The Investment Adviser is subject to the direction of the Board.

The names of the directors and executive officers of the Company, their business addresses and their principal occupations during the past five years are listed below. Each of the officers listed below is an employee of an entity that provides services to the Funds. An asterisk (*) appears after the name of each director who is an interested person of the Company, as defined in the 1940 Act.

Name, Address & Age	Position Held with Transamerica Investors, Inc.	Principal Occupations During Past 5 Years

Richard N. Latzer* Transamerica Center 1150 South Olive Street Los Angeles, CA 90015 Age 65	Chairman of the Board
Chairman of Transamerica Investment Services, Inc.; Chairman of Transamerica Investment Management, LLC; Senior Vice President and Chief Investment Officer for Transamerica Corporation; President and Chief Executive Officer, Transamerica Realty Services; Chief Executive Officer, Transamerica Investment Management, LLC

Gary U. Rollé* Transamerica Center 1150 South Olive Street Los Angeles, CA 90015 Age 60	President
Chairman and President, Transamerica Income Shares Inc. and Transamerica Variable Insurance Fund, Inc.; President and Chief Investment Officer, Transamerica Investment Services, Inc.; Chief Investment Officer, Transamerica Investment Management, LLC

Sidney E. Harris Georgia State University 35 Broad Street, Suite 718 Atlanta, GA 30303 Age 52	Director	Dean of College of Business Administration, Georgia State University since 1997; Formerly, Dean of the Peter F. Drucker Management Center, Claremont Graduate School

Charles C. Reed Aon Risk Services 707 Wilshire Blvd., Suite 6000 Los Angeles, CA 90017 Age 68	Director	Vice Chairman of Aon Risk Services Inc. of Southern California (business risk management and insurance brokerage)

Carl R. Terzian Carl Terzian Associates 12400 Wilshire Blvd., Suite 200 Los Angeles, CA 90025 Age 66	Director	Chairman of Carl Terzian Associates (public relations)

E. Lake Setzler Transamerica Center 1150 South Olive Street Los Angeles, CA 90015 Age 35	Treasurer	Vice President Controller, Transamerica Investment Management, LLC; Chief Accounting Officer, Alta Residential Mortgage Trust; Controller, Southern Pacific Bank

The directors are responsible for major decisions relating to the Funds’ objectives, policies and operations. Day-to-day decisions by the officers of the Funds are reviewed by the directors on a quarterly basis. During the interim between quarterly Board meetings, the Executive Committee is empowered to act when necessary for the Board of Directors. The sole member of the Executive Committee is Richard Latzer.

page	71	TRANSAMERICA PREMIER FUNDS	2002 SEMI-	ANNUAL REPORT

This report is for the information of the shareholders of Transamerica Premier Funds. Its use in connection with any offering of the Funds’ shares is authorized only if accompanied or preceded by a current Transamerica Premier Funds prospectus that contains more complete investment information, including risks and expenses. Please read the the prospectus thoroughly before you invest.

Call 1-800-892-7587 for more information.

These Funds are neither insured nor guaranteed by the U.S. government. There can be no assurance that the Transamerica Premier Cash Reserve Fund will be able to maintain a stable net asset value of $1.00 per share.

©2001 Transamerica Securities Sales Corporation, Distributor

Transamerica Securities Sales Corporation, Distributor
1-800-89-ASK-US (1-800-892-7587)
http://transamericafunds.com
e-mail: PremierFunds@Transamerica.com

TPF 577-0802